UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Knights of Columbus Limited Duration Fund

(Formerly, Catholic Investor Limited Duration Fund)

Knights of Columbus Long/Short Equity Fund

(Formerly, Catholic Investor Long/Short Equity Fund)

Knights of Columbus Large Cap Growth Fund

(Formerly, Catholic Investor Large Cap Growth Fund)

Knights of Columbus U.S. All Cap Index Fund

(Formerly, Catholic Investor U.S. All Cap Index Fund)

Knights of Columbus Core Bond Fund

(Formerly, Catholic Investor Core Bond Fund)

Knights of Columbus Large Cap Value Fund

(Formerly, Catholic Investor Large Cap Value Fund)

Knights of Columbus Small Cap Fund

(Formerly, Catholic Investor Small Cap Fund)

Knights of Columbus Real Estate Fund

(Formerly, Catholic Investor Global Real Estate Fund)

Knights of Columbus International Equity Fund

(Formerly, Catholic Investor International Equity Fund)

Annual Report | October 31, 2020

The Advisors’ Inner Circle Fund III

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-KC-FUNDS (1-844-523-8637). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Knights of Columbus Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2020

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2020

LETTER TO SHAREHOLDERS (Unaudited)

Dear Fellow Shareholders:

We are pleased to supply this annual report for Knights of Columbus mutual funds for the fiscal year ended October 31, 2020. This has been a year that started with optimism but became roiled as COVID-19 became part of our lexicon. Over the trailing 12 months, the equity markets saw mixed results with the Russell 1000 Growth returning 29.2%, the Russell 1000 Value returning -7.6%, the Russell 2000 returning -0.1%, and the FTSE All-World ex-U.S. Index returning -1.9%. The bond market had strong absolute returns with the Bloomberg Barclays Aggregate Index returning 6.2%, representing core fixed income results, and the Bloomberg Barclays 1-3 Year Government/Credit Index returning 3.1%, representing short duration fixed income.

The stock market has been mixed with growth stocks, particularly technology performing well, while more traditional value stocks have declined. As a result of COVID-19, investors rotated to technology companies that benefited from shuttered offices and a new work from home reality. This hurt more traditional brick and mortar businesses. The stock market has experienced bouts of volatility from COVID-19, the hope for a vaccine, and the fear of the severity of a second wave of the virus. The fixed income market has been powered by an accommodative Fed and continued demand for fixed income securities, especially from foreign investors that have much lower domestic yields. During the last twelve months, the 10-Year Treasury peaked at 1.94% on November 8th, 2019, hit a low of 0.51% on August 4th, and ended the fiscal year at 0.88%.

Through the end of the third quarter, GDP fell by 2.9% on a year over year basis (or more specifically from third quarter 2019 results). Inflation has remained generally tame with the CPI Index rising 1.2% for the YTD period ended October 31, 2020 on a headline basis and 1.6% excluding food and energy. This benign inflation environment has in our view largely provided the cover for the Fed to retain an accommodative monetary stance and they are inclined to let the economy grow and run with inflation in excess of 2% to avoid deflation.

After the economy shut down in the hopes of containing the virus, the employment market was severely negatively impacted. Unemployment peaked at 14.7% in April, with underemployment reaching 22.8% that same month. At the end of the Funds’ fiscal year, these figures fell to 6.9% and 12.1% respectively. The strength of the fiscal stimulus helped prop up employment and spending to keep the economy from devolving into a depression.

As we look forward, we are anxious to see a resolution to the recent election and the markets seem focused on a split House and Senate that will likely lead to gridlock with less impact from sweeping legislation. We continue to believe that the impact of widely accepted, widely effective, and widely available vaccines will be the catalyst for true economic healing and the ability to return to trend growth. Also, we believe the country needs to come closer together from the widely divergent political views that have unfortunately manifested themselves in sometimes violent protests.

We continue to add shareholders and look forward to an even more successful fiscal year in 2021. We are opening new lines of distribution for our Funds and have continued to see our shareholder count increase each month. With the additions of our Real Estate, Long/Short Equity, and U.S. All Cap Index funds, we believe we can help shareholders achieve very broad diversification across a spectrum of strategies and help them to achieve their investment goals.

As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2020

Definitions of Comparative Indices

Bloomberg Barclays US Aggregate Bond Index

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg Barclays 1-3 Year US Government/Credit Index

The Bloomberg Barclays US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Barclays Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000 Index

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

FTSE Nareit Equity REITs Index

FTSE Nareit Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. Prior to December 2010, the index included Timber REITs and Infrastructure REITs.

FTSE EPRA/NAREIT Developed Index

The FTSE EPRA/NAREIT Developed Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in developed countries worldwide. Constituents of the Index are screened on liquidity, size and revenue.

Knights of Columbus U.S. All Cap Index

Adheres to the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines. Consists of all common stocks and real estate investment trusts in the Solactive US Broad Market Index excluding companies that are determined by Institutional Shareholder.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading Strategies.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Limited Duration Fund

For the year ended October 31, 2020, Knights of Columbus Limited Duration Fund – I Shares underperformed its benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, returning +3.00% compared to +3.39% return for the index. However, it outperformed the average return of the Lipper Short Investment Grade Universe, which returned 2.86% during this time frame.

The unexpected coronavirus shut down the economy beginning in late March 2020, ending over 10 years of economic expansion. The unemployment rate went from a 50-year low right before the coronavirus spread in the United States to an 80-year high. Beginning in late spring, lockdowns eased and economic activity has been gradually improving, evidenced by better employment and economic production figures. Currently, coronavirus cases have been rising again in the United States, thwarting the expectations of a fast V-shaped economic recovery. This has been offset by positive news on the successful tests of new vaccines, which has improved investor sentiment.

The Federal Reserve reacted quickly to the pandemic, lowering the Federal Funds rate to practically zero and stating it probably will not change that rate for several years. This drove rates lower across the curve, led by the short end. A 2 year Treasury, which has a duration similar to the index, began the fiscal year with a yield of 1.55%. This yield fell to 0.11% on July 31, 2020 and ended the fiscal year with a yield of 0.17% as of October 31, 2020. Based on the comments by the Federal Reserve Chairman, the Federal Funds rate will remain static until the inflation rate is consistently above the Federal Reserve’s 2% target inflation rate. We believe short Treasury rates will likely remain anchored near their current levels in the short term.

The Fund’s performance was negatively impacted by its lower duration relative to the index, which did not fare as well as the index when yields dropped precipitously. It was also negatively impacted by its overweight to Industrials, which did not do as well as risk-free Treasuries when investor sentiment soured due to the pandemic and its economic effects. The fund did benefit from security selection, as investments in Ally Financial performed well after its improved profitability and asset-backed Honda after the prime auto financing market stabilized.

We remain confident in our overweight to spread product as risk-free Treasuries, with yields near zero, do not offer much value. The Federal Reserve, in our view, also stands ready to add stimulus if the economy stalls. As of now, election results show the executive branch changing but Congress remaining the same, which should filter any extreme anti-business legislation from getting passed. Lastly, the news from the vaccine front has been very positive, which, in our opinion, should result in our economy normalizing sooner rather than later. But there is much uncertainty, so we will continue to focus on quality spread product within a diversified bond portfolio.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	3.00%	1.92%

Class S Shares**	2.91%	1.97%

Investor Shares***	2.60%	1.87%

Bloomberg Barclays 1-3 Year US Government/Credit Index****	3.39%	1.96%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Bond Fund, I Shares versus the Bloomberg Barclays 1-3 Year US Government/Credit Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Core Bond Fund

For the year ended October 31, 2020, Knights of Columbus Core Bond Fund – I Shares underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returning +5.50% compared to +6.19% for the Index. The average of the Lipper Core Bond Universe returned 6.22% during this period.

The unexpected coronavirus shut down the economy beginning in late March 2020, ending over 10 years of economic expansion. The unemployment rate went from a 50-year low right before the coronavirus spread in the United States to an 80 year high. Beginning in late spring, lockdowns eased and economic activity has been gradually improving, evidenced by better employment and economic production figures. Currently, coronavirus cases have been rising again in the United States, thwarting the expectations of a fast V-shaped economic recovery. This is offset by positive news on the successful tests of new vaccines, which has improved investor sentiment.

The Federal Reserve reacted quickly to the pandemic, lowering the Federal Funds rate to practically zero and stating it probably will not change that rate for several years. This drove rates lower across the curve, led by the short end. A 2 year Treasury, which reached a yield of 1.68% in November 2019, fell to a yield of 0.11% on July 31, 2020, and ended the fiscal year with a 0.17% yield as of October 31, 2020. A 30 year Treasury, which reached a yield of 2.43% in late 2019, made a new low of 1.00% in March 2020, and ended the fiscal year with a 1.63% yield as of October 31, 2020. Based on the comments by the Federal Reserve Chairman, the Federal Funds rate will remain static until the inflation rate is consistently above the Federal Reserve’s 2% target inflation rate. We believe short Treasury rates will likely remain anchored near their current levels in the short term. However, long-term rates have maintained a modest increase due to the expectations for further fiscal stimulus, an accommodative Federal Reserve, as well as recovery optimism.

The Fund’s performance was negatively impacted by our strategy of positioning the portfolio with an overweight allocation to spread product in general. Both our investments in asset-backed securities with exposure to industries impacted by pandemic lockdowns and accelerated payments on mortgage-backed securities were a drag on performance. Some of this was offset through security selection in our Credit exposures, particularly Industrials, as spreads rallied significantly following Federal Reserve programs that successfully supported the markets.

We remain confident in our overweight to spread product as risk-free Treasuries, with yields near zero, do not offer much value. We believe the Federal Reserve also stands ready to add stimulus if the economy stalls. As of now, election results show the executive branch changing but Congress remaining the same, which in our opinion should filter any extreme anti-business legislation from getting passed. Lastly, the news from the vaccine front has been very positive, which we believe should result in our economy normalizing sooner rather than later. But there is much uncertainty, so we will continue to focus on quality spread product within a diversified bond portfolio.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	5.50%	3.73%

Class S Shares**	5.40%	4.23%

Investor Shares***	5.26%	3.62%

Bloomberg Barclays US Aggregate Bond Index****	6.19%	3.59%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, I Shares versus the Bloomberg Barclays US Aggregate Bond Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Long/Short Equity Fund

Over the period under review, the headwinds due to the market’s temporary and unusual preference for speculative low-quality firms combined with a Nifty-Fifty type obsession with the largest growth firms challenged performance. The Fund declined -13.78%. The benchmark HFRX Equity Market Neutral Index lost -6.99% from December 2, 2019 through October 30, 2020, the period the Fund was in operation.

Despite record job-losses, the Coronavirus, and substantial geopolitical tension the market remained one that favored low-quality speculative firms and growth stocks over established, stable, and highly profitable firms. Typically, large macro-economic dislocations have seen markets favor the type of high-quality firms the Fund buys while punishing the type of low-quality speculative names the Fund is short.

This cycle has turned those historical precedents upside down. As the Coronavirus sent countries around the world into lockdown, the Fed added $3 trillion from Feb 17 through June 1st, swelling the balance sheet to about $7 trillion as of the end of June. This profligate liquidity combined with retail investors engaging in speculative stock trading similar to the peak of the internet bubble sent firms like Zoom Video Communications Inc., one of the Fund’s shorts, up 568%. Despite having only $200ml in profits, Zoom is now valued at a 30% premium to Sony Corp. which has roughly 90x the revenues and 40x the profits. As a wave of promising vaccines are deployed, every item that has created unprecedented headwinds to Fund performance will release the pent up alpha we believe lies latent in the Fund’s holdings.

The short position in Zoom Video Communications Inc. was one of the worst performers in our short book. Another speculative firm, online automotive retailer Carvana Co. which loses thousands of dollars on each car it sells and is in constant need of debt and equity funding, was the Fund’s biggest detractor. On the long-side, Discover Financial Services and ConocoPhillips detracted from the Fund despite robust provisioning at Discover and a short-sighted assumption that oil consumption would be forever suppressed.

The Fund benefitted from long positions in Apple Inc. and Best Buy Co, Inc. Both firms rose as consumers upgraded technology with Best Buy solidifying their formidable retail presence despite pressure from Amazon.com Inc. Also worth mentioning is the Fund’s gains from the short position in Fastly, Inc. Fastly runs a content delivery network that helps consumers watch videos and shop online. After missing revenue estimates the market promptly sent the firm down nearly 50% in just days. Our expectation is for Fastly and the many other firms like it have a good deal farther to fall.

While the environment continues to be difficult for market neutral products like ours we strongly believe that history rhymes and mean reversion is inevitable. We have lived through the euphoria of the internet, commodity and credit bubbles and their subsequent crashes, the frothy environment looks like the late stages of these bubbles. Your managers would like to thank our investors for their patience as this latest mania plays out, and are confident that our defensive posture and disciplined approach focused on paying reasonable prices for great firms while shorting low-quality loss-making firms trading at extremely elevated valuations will be well rewarded as markets normalize.

*In the United States, the term Nifty Fifty was an informal designation for fifty popular large-cap stocks on the New York Stock Exchange in the 1960s and 1970s that were widely regarded as solid buy and hold growth stocks, or

“Blue-chip” stocks. These fifty stocks are credited by historians with propelling the bull market of the early 1970s, while their subsequent crash and underperformance through the early 1980s are an example of what may occur following a period during which many investors, influenced by a positive market sentiment, ignore fundamental stock valuation metrics.[1] Most have since recovered and are solid performers, although a few are now defunct or otherwise worthless.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

CUMULATIVE TOTAL RETURN† 1 2

Cumulative Inception to Date

I Shares*	-13.78%

HFRX Equity Market Neutral Index**	-6.99%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Long/Short Equity Fund, I Shares versus the HFRX Equity Market Neutral Index.

* Commenced operations on December 2, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 2, 2019. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Value Fund

The Russell 1000 Value Index lost -7.57% for the year ended October 31, 2020. The index rose 5.8% from October 31, 2019 to late February 2020, followed by a sharp pullback of -38% over the following four weeks. The Health Care and Materials sectors performed the best and were two of only four sectors to finish positive for the year ended October 31, 2020; they finished higher by 10.5% and 8.8%, respectively. The poor performing sectors were led by Energy and Real Estate to the downside, down -46.2% and -22.5%, respectively.

The Fund returned -8.19% during this timeframe. The Utilities (-15.7%) sector detracted from value due to stock selection. FirstEnergy Corp. finished down -36.1%. The company got caught up in an alleged bribery scheme involving Ohio lawmakers and FirstEnergy Solutions Corp. (now named Energy Harbor Corp.), a onetime subsidiary of First Energy Corp. It is unclear if First Energy was involved or just the subsidiary. Vistra Corp. also detracted value. Power demand has fallen from last year due to the pandemic. Also, the pandemic and recession could delay the ability of Vistra to achieve an investment-grade debt rating.

Health Care (+19.7%) was the largest sector contributor to performance. Within Health Care Equipment and Services (+20.1%), Amedisys Inc. finished up 101.53%, becoming the largest contributor to relative performance. The strong tailwinds powering their industry of increasing demand for home health care were enhanced by COVID. In the third quarter of 2020, the company saw a 6% YoY increase in “same-store” home health visits and a 9% YoY increase in “same-store” hospice admissions. Quest Diagnostics Inc. saw a large increase in demand for its health care testing services due to COVID. Increased average test pricing also helped the stock along with a recovery in their core medical testing business as hospitals and doctor’s offices fully reopened after the early 2020 lockdown, where organic testing volume increased in Q3 2020.

Geopolitical events remain at the forefront of investors’ minds. The negative impact on the economy of a possible “second wave” of COVID-19 infections, the expiration of previous stimulus programs, a failure of Congress to enact new fiscal support measures, and the impact of the Presidential election are oft-cited as key concerns. Still, equity markets continue to grind higher buoyed by Central Bank liquidity and rising employment as the reopening of the economy broadens. Thus, we continue to focus on risk management and owning companies that will outperform their peers regardless of market direction.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	-8.19%	4.54%

Class S Shares**	-8.28%	4.84%

Investor Shares***	-8.34%	6.80%

Russell 1000 Value Index****	-7.57%	4.60%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, I Shares versus the Russell 1000 Value Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Growth Fund

The Russell 1000 Growth Index returned +29.22% for the year ended October 31, 2020. Consumer Discretionary, Information Technology, and Communications Services were the top performing sectors, returning +44.9%, +43.4% and +32.0%, respectively. Those three sectors contributed over 90% of the benchmark return, with Technology alone accounting for nearly 60% of the total. The Semiconductor and Hardware groups led the way, driven by a +150% gain in shares of NVIDIA Corp. and +77% in Apple Inc. All eight remaining sectors underperformed, with Industrials (-1.3%), Real Estate (+3.1%) and Financials (+4.5%) the weakest.

The Fund returned +25.83% for the year. While results underperformed the benchmark, the Fund’s return reflects outperformance in the Consumer Discretionary (+57.9%) and Industrials (+16.9%) sectors that was more than offset by relative weakness in Financials (-29.4%), Technology (+40.9%) along with a significant drag from cash. The Financials sector was the largest detractor, with Citigroup Inc. and Ameriprise Financial, Inc. the weakest performers. In Technology, the Semiconductor (+35.3%) group had the largest impact, as the fund was underweight NVIDIA Corp. and overweight non-benchmark name Micron Technology, Inc.

On the plus side, both allocation (underweight) and stock selection were positive in the Industrials (+16.9%) sector. Capital Goods (+13%) contractor Quanta Services, Inc. is benefitting from strong demand for electrical projects, while Caterpillar Inc. rebounded on expectations of an upturn in global demand. In Consumer Discretion (+57.9%), apparel maker Lululemon Athletica Inc. experienced a surge in online business during the pandemic. Latin American online retail leader MercadoLibre Inc. similarly enjoyed a huge acceleration of business due to COVID-19, continuing its rapid growth.

The large cap growth space enjoyed another banner year, driven by technology and social media companies whose businesses were largely unaffected by the COVID-19 induced economic retrenchment. As a style, value began to show life in September and that has continued somewhat into the post-election period. However, with political uncertainty still lingering and a resurgence of COVID-19 infections, we are maintaining a barbell approach in the fund, mixing strong secular growers with cyclical recovery and vaccine beneficiaries.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	25.83%	11.71%

Class S Shares**	25.71%	12.05%

Investor Shares***	25.51%	16.24%

Russell 1000 Growth Index****	29.22%	15.47%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, I Shares versus the Russell 1000 Growth Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Small Cap Fund

The Russell 2000 Index followed a volatile path over the previous year, finishing the period with a total return of -0.14%. Solid gains through the first third of the Fund’s fiscal year quickly evaporated as the US economy was effectively shut down in early 2020 to combat the COVID-19 pandemic. The combination of monetary and fiscal stimulus and the reopening of the US economy helped the index rally more than 56% off of its March lows. Sector leadership varied throughout the year, though there were clear winners and losers. Leading sectors were Healthcare (+33.9%), Consumer Staples (+12.4%), Consumer Discretionary (+9.4%) and Information Technology (+9.4%), while Energy (-51.5%), Real Estate (-25.0%), Communication Services (-20.7%) and Financials (-18.9%) lagged.

The Fund returned -4.29% for the year, trailing its benchmark index by 4.15%. Health Care (+11.3%) holdings underperformed the most, driven by Healthcare Equipment & Services (+7.6%). NuVasive, Inc. declined as lockdowns halted elective medical procedures. Telehealth provider Teladoc, Inc. contributed to underperformance as the portfolio only held the company for a short period and it returned more than 150% in the benchmark for the year ending October 31, 2020. Therefore, not holding Teladoc, Inc. for the entire year reporting period detracted from relative performance. Holdings in Industrials (-15%) also hurt relative returns. Office furniture maker Knoll, Inc. was negatively impacted by the lockdowns, as was regional airline SkyWest.

Portfolio results were helped by Consumer Discretionary (+35%) holdings. National restaurant operator Brinker International, purchased in March, recovered strongly in concert with increased economic activity. The portfolio’s two casino operators, Penn National Gaming, Inc. and Boyd Gaming Corp. also helped. In Software & Services (+43.6%) critical event notification provider Everbridge, Inc. soared as the pandemic helped drive new business, while cloud-based call center provider Five9, Inc. also benefitted from pandemic-enhanced changes.

Geopolitical events remain at the forefront of investors’ minds. The negative impact on the economy of a possible “second wave” of COVID-19 infections, the expiration of previous stimulus programs, a failure of Congress to enact new fiscal support measures, and the impact of the Presidential election are oft-cited as key concerns. Still, equity markets continue to grind higher buoyed by Central Bank liquidity and rising employment as the reopening of the economy broadens. Thus, we continue to focus on risk management and owning companies that will outperform their peers regardless of market direction.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	-4.29%	3.26%

Class S Shares**	-4.39%	2.35%

Investor Shares***	-4.51%	5.57%

Russell 2000 Index****	-0.14%	5.43%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Fund, I Shares versus the Russell 2000 Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus U.S. All Cap Index Fund

The broad U.S. stock market, as defined by the Knights of Columbus U.S. All Cap Index®, rose 3.33% from December 31, 2019 – October 30, 2020.

Reflecting this environment, the Knights of Columbus U.S. All Cap Index Fund rose 3.08% as the portfolio continues to execute on its objective to maintain securities’ weightings in accordance with the index.

The Fund, which offers investors exposure to every segment, size, and style of the U.S. equity market that is consistent with USCCB guidelines closely tracked its target index, the Knights of Columbus U.S. All Cap Index.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

CUMULATIVE ANNUAL TOTAL RETURN† 1 2

Annualized Inception to Date

I Shares*	3.08%

Knights of Columbus U.S. All Cap Index®**	3.33%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus U.S. All Cap Index Fund, I Shares versus the Knights of Columbus U.S. All Cap Index®.

* Commenced operations on December 31, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 31, 2019. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Real Estate Fund

The period from November 1, 2019 through October 31, 2020 was marked by volatility for capital markets, including global REITs, as the spread of coronavirus shocked economies around the world, resulting in a sharp drawdown in the first quarter of 2020 and a strong but choppy recovery in the ensuing months. The Knights of Columbus Real Estate Fund (the “Fund”) generated a net return of -11.74% for the period, outperforming the Fund’s linked benchmark (defined as the FTSE EPRA Nareit Developed Index through July 19, 2020, and the FTSE Nareit Equity REITs Index thereafter, reflecting the fund’s conversion to a U.S.-only investment objective), which posted a return of -22.18%.

Real estate fundamentals and earnings growth were strong at the close of 2019, with the stimulative effect of tax cuts and continued accommodative monetary policy by global central banks fueling investor expectations for stronger economic growth. As the coronavirus began to emerge outside of China in February, and pockets of infection began to appear in other parts of Asia, Europe, and eventually North America, countries were forced to adopt policy measures aimed at containment, at the cost of sharply reduced economic activity, creating a dramatic sell-off across asset classes in the first quarter.

Global REITs rebounded strongly in the second quarter as concerns over the pandemic’s impact on the global economy were eased by the combined effect of the coordinated global central bank monetary policy response along with massive government spending to provide a “cash bridge” to a recovery.

The recovery extended into the third quarter, with the global REIT market’s over-arching narrative best characterized as being an environment of “haves” and “have nots,” i.e., some property types are experiencing new and/or increased headwinds as a result of the pandemic, while others are experiencing tailwinds.

Property types that are disadvantaged by the impact of social distancing, including Lodging (-38.3%) and Discretionary Retail (-43.1%) continue to experience headwinds as a result of the pandemic. The property types that have been least affected by the virus—and in some cases have even experienced tailwinds—include Data Centers (+15.1%), Cell Towers (0%), Industrial/Logistics (+10.2%), Single-Family Rental Homes (- 4.5%), and Manufactured Home Communities (-13.4%).

Consistent with those themes, the Fund’s relative returns benefited by our stock selection in the Specialty (+1.6%) sector, including our overweight to Data Centers (+43.4%) which has seen increased demand for data amidst increased working from home as a result of the pandemic. The Fund’s stock selection in the Self-Storage (- 3.8%) and Manufactured Housing (-0.4%) sub-sectors detracted from relative returns over the period.

The trajectory of REIT prices in the coming months in our view will reflect the market’s fixation on uncertainty and the tension between tailwinds and tail risks, a dynamic that is likely to result in elevated volatility that may create compelling buying and selling opportunities for actively-managed portfolios like the Fund’s.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Effective July 21, 2020, the Knights of Columbus Real Estate Fund changed its primary Investment Objective, with approval from the Fund’s Board of Trustees, from a focus on Global REITs to a focus on United States based REITs and its new name reflects the change in investment strategy. As detailed in the Fund’s Prospectus Supplement dated July 20, 2020, the Fund is now known as the Knights of Columbus Real Estate Fund. Benchmark is represented by the FTSE Nareit Equity REITs Index (Bloomberg Symbol FNRE).

Knights of Columbus Assets Advisors serves as Investment Advisor to the Fund and overseas the activities of Ranger Global Real Estate Advisors LLC as the Fund’s investment sub-adviser. Knights of Columbus owns 16.48% of Ranger Global Real Estate Advisors LLC.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	-11.74%	-8.18%

FTSE NAREIT Equity REITs Index**‡	-21.38%	-18.83%

FTSE EPRA/NAREIT Developed Index**	-22.18%	-18.75%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Real Estate Fund, I Shares versus the FTSE NAREIT Equity REITs Index and the FTSE EPRA/NAREIT Developed Index .

* Commenced operations on September 30, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from September 30, 2019. See definition of comparative index on page 2.

‡ The benchmark for the Real Estate Fund changed from the FTSE EPRA/NAREIT Developed Index to FTSE NAREIT All Equity REITs Index on July 20, 2020.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus International Equity Fund

The FTSE All-World ex-US benchmark had more volatility in the fiscal year than its -1.91% return might suggest. By February of 2020, the index had risen 7.0%, only to plunge after the outbreak of COVID-19 to the point where it had fallen 30% by the middle of March. It climbed back steadily from there, however, and was close to breakeven by the end of the fiscal year. The recovery was driven by massive fiscal and central bank stimulus programs. The clear sector winner was Technology (26.2%), followed by Communication Services (15.4%). The worst sector was Energy (-38.2%), followed by Financials (-19.4%).

The Fund returned 0.20% for the year, beating its benchmark index by 2.11%. Technology (+37.0%) holdings led performance, driven by both stock selection and an overweight to the best-performing sector. Logitech International SA skyrocketed as customers bought computer peripherals for new at-home offices or for gaming. NetCompany Group A/S rose steadily as companies relied on their business-critical IT services. The Industrials sector (+6.9%) also helped relative returns. Canadian logistics company TFI International Inc. and Belgian chemical distributor Brenntag AG led within the sector.

Results were hurt by Consumer Discretionary (+5.0%) holdings. UK-based Compass Group PLC fell sharply during the pandemic since they distributed food to facilities that were closing, like schools. YDUQS Participacoes SA was the worst returning stock in the portfolio, hurt by student enrollment and campus activity in Brazil, which softened during the pandemic. Communication Services (-5.9%) also underperformed. Mobile phone companies China Mobile Limited and Turkcell Iletisim Hizmetleri A.S. both lagged benchmark sector returns, which were driven by more media and gaming-oriented companies.

The negative impact on the global economy of a “second wave” of COVID-19 infections and the attendant societal lockdowns are weighing on many countries. Outside the countries that are developing vaccines, there is greater uncertainty about access and distribution that is essential to exiting pandemic restrictions and health impacts. We continue to focus on risk management and owning companies that will outperform their peers regardless of market direction.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date

I Shares*	0.20%	4.05%

Class S Shares**	0.00%	4.36%

Investor Shares***	-0.05%	7.82%

FTSE All-World ex-US Index****	-1.91%	3.13%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, I Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 46.2%

	Face Amount	Value
COMMUNICATION SERVICES — 2.1%
AT&T
3.550%, 06/01/24	$680,000	$738,376
Charter Communications Operating
4.464%, 07/23/22	480,000	508,647
Cox Communications
2.950%, 06/30/23(A)	562,000	589,894
Discovery Communications
3.500%, 06/15/22(A)	180,000	185,203
Verizon Communications
2.946%, 03/15/22	250,000	258,684
Vodafone Group
1.220%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	200,000	202,021

		2,482,825

CONSUMER DISCRETIONARY — 0.4%
Ford Motor Credit
1.044%, VAR ICE LIBOR USD
3 Month+0.810%, 04/05/21	450,000	444,254

CONSUMER STAPLES — 5.9%
Bunge Finance
3.000%, 09/25/22	540,000	561,439
Campbell Soup
8.875%, 05/01/21	72,000	74,662
0.880%, VAR ICE LIBOR USD 3 Month+0.630%, 03/15/21	411,000	411,651

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — continued
Coca-Cola European Partners
4.500%, 09/01/21	$720,000	$738,808
Conagra Brands
4.300%, 05/01/24	480,000	534,371
Constellation Brands
4.750%, 11/15/24	460,000	527,521
General Mills
1.228%, VAR ICE LIBOR USD 3 Month+1.010%, 10/17/23	490,000	495,101
Kellogg
2.750%, 03/01/23	300,000	312,198
Keurig Dr Pepper
4.057%, 05/25/23	490,000	531,749
Molson Coors Beverage
3.500%, 05/01/22	520,000	541,158
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21(A)	500,000	507,228
Nestle Holdings
0.375%, 01/15/24(A)	590,000	587,216
Pernod Ricard
5.750%, 04/07/21(A)	320,000	327,153
Suntory Holdings
2.550%, 06/28/22(A)	500,000	514,987
Tyson Foods
2.250%, 08/23/21	360,000	364,723

		7,029,965

ENERGY — 3.6%
Energen
4.625%, 09/01/21	500,000	504,144
Gray Oak Pipeline
2.000%, 09/15/23(A)	575,000	576,729
Halliburton
3.500%, 08/01/23	26,000	27,436
MarkWest Energy Partners
4.500%, 07/15/23	575,000	605,755
Noble Energy
7.250%, 10/15/23	500,000	588,826
Occidental Petroleum
2.700%, 08/15/22	672,000	621,432
Ovintiv
3.900%, 11/15/21	416,000	416,946
Plains All American Pipeline
3.650%, 06/01/22	500,000	512,266
Western Midstream Operating
5.375%, 06/01/21	500,000	503,125

		4,356,659

FINANCIALS — 18.1%
Ally Financial
4.625%, 05/19/22	240,000	253,194
3.875%, 05/21/24	890,000	957,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Ansett Worldwide Aviation Services Leasing
4.870%, 07/17/21(A)(B)	$702,230	$706,829
Ares Capital
3.625%, 01/19/22	500,000	512,879
Associated Bank
3.500%, 08/13/21	500,000	510,102
Bank of America MTN
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/24	560,000	596,698
Bank of Nova Scotia
2.000%, 11/15/22	500,000	516,741
BBVA USA
2.500%, 08/27/24	500,000	520,885
BlackRock TCP Capital
4.125%, 08/11/22	465,000	474,668
Canadian Imperial Bank of Commerce
2.606%, VAR ICE LIBOR USD 3 Month+0.785%, 07/22/23	750,000	776,686
Capital One
2.150%, 09/06/22	500,000	514,520
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month + 4.820%(C)	410,000	427,425
CIT Group
5.000%, 08/15/22	685,000	723,531
Citigroup
1.380%, VAR ICE LIBOR USD 3 Month+1.100%, 05/17/24	955,000	965,629
Citizens Bank
3.250%, 02/14/22	250,000	258,405
1.044%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/22	250,000	252,032
Daimler Finance North America
2.300%, 02/12/21(A)	165,000	165,823
Discover Financial Services
3.850%, 11/21/22	475,000	507,087
E*TRADE Financial
2.950%, 08/24/22	725,000	754,873
First Horizon National
3.550%, 05/26/23	540,000	568,591
First Republic Bank
1.912%, VAR United States Secured Overnight Financing Rate+0.620%, 02/12/24	850,000	874,438
Huntington Bancshares
7.000%, 12/15/20	440,000	443,359

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
KeyBank
1.250%, 03/10/23	$550,000	$561,247
Main Street Capital
4.500%, 12/01/22	415,000	430,347
Morgan Stanley MTN
4.100%, 05/22/23	760,000	822,703
New York Life Global Funding
1.100%, 05/05/23(A)	415,000	421,581
People’s United Financial
3.650%, 12/06/22	470,000	493,626
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+ 3.678%(C)	420,000	431,372
Royal Bank of Canada MTN
0.894%, VAR ICE LIBOR USD 3 Month+0.660%, 10/05/23	500,000	505,499
0.500%, 10/26/23	655,000	654,390
Santander Holdings USA
3.700%, 03/28/22	250,000	259,095
3.400%, 01/18/23	510,000	535,443
Stifel Financial
3.500%, 12/01/20	300,000	300,633
Synchrony Financial
2.850%, 07/25/22	745,000	768,567
Synovus Bank
2.289%, VAR United States Secured Overnight Financing Rate+0.945%, 02/10/23	500,000	506,523
Synovus Financial
3.125%, 11/01/22	250,000	258,314
Toyota Motor Credit MTN
0.500%, 08/14/23	500,000	503,006
Trinity Acquisition
4.625%, 08/15/23	117,000	127,790
Truist Bank
2.800%, 05/17/22	500,000	518,174
Willis Towers Watson
5.750%, 03/15/21	470,000	479,053
Zions Bancorp
3.500%, 08/27/21	750,000	765,451

		21,624,359

HEALTH CARE — 0.4%
Zimmer Biomet Holdings
0.977%, VAR ICE LIBOR USD 3 Month+0.750%, 03/19/21	500,000	500,076

INDUSTRIALS — 6.5%
AerCap Ireland Capital DAC
4.875%, 01/16/24	270,000	282,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS — continued
American Airlines Pass-Through Trust, Ser 2015-1 3.700%, 05/01/23	$369,938	$238,294
APT Pipelines
3.875%, 10/11/22(A)	480,000	503,198
CNH Industrial Capital
4.200%, 01/15/24	475,000	514,142
CRH America
5.750%, 01/15/21	340,000	343,490
Cytec Industries
3.500%, 04/01/23	500,000	526,946
Delta Air Lines
4.500%, 10/20/25(A)	595,000	603,893
3.625%, 03/15/22	500,000	489,992
Johnson Controls
4.250%, 03/01/21	450,000	454,591
Lennox International
3.000%, 11/15/23	500,000	528,280
Penske Truck Leasing Lp
4.125%, 08/01/23(A)	495,000	537,259
Pentair Finance Sarl
3.150%, 09/15/22	830,000	846,407
Roper Technologies
0.450%, 08/15/22	570,000	570,933
Ryder System MTN
2.875%, 06/01/22	730,000	754,864
Westinghouse Air Brake Technologies
4.400%, 03/15/24	480,000	523,675

		7,718,407

INFORMATION TECHNOLOGY — 0.8%
Apple
0.750%, 05/11/23	440,000	444,302
Infor
1.450%, 07/15/23(A)	540,000	547,752

		992,054

MATERIALS — 2.7%
Celanese US Holdings
3.500%, 05/08/24	815,000	876,954
CF Industries
3.400%, 12/01/21(A)	250,000	256,171
Mosaic
3.250%, 11/15/22	500,000	521,893
NewMarket
4.100%, 12/15/22	480,000	511,943
Nutrition & Biosciences
0.697%, 09/15/22(A)	590,000	591,632
Vulcan Materials
0.896%, VAR ICE LIBOR USD 3 Month+0.650%, 03/01/21	445,000	444,684

		3,203,277

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
REAL ESTATE — 1.8%
CC Holdings GS V
3.849%, 04/15/23	$530,000	$569,115
Jones Lang LaSalle
4.400%, 11/15/22	450,000	478,016
Kimco Realty
3.125%, 06/01/23	192,000	202,433
Rayonier
3.750%, 04/01/22	820,000	841,867

		2,091,431

UTILITIES — 3.9%
Alliant Energy Finance
3.750%, 06/15/23(A)	500,000	536,294
Dominion Energy
4.104%, 04/01/21	460,000	466,869
DTE Energy
3.850%, 12/01/23	810,000	882,643
Duquesne Light Holdings
5.900%, 12/01/21(A)	254,000	266,531
Evergy
5.292%, 06/15/22	450,000	478,009
Exelon
3.497%, 06/01/22	720,000	750,598
FirstEnergy
4.250%, 03/15/23	510,000	537,424
LG&E & KU Energy
4.375%, 10/01/21	250,000	256,210
PPL Capital Funding
3.500%, 12/01/22	500,000	526,420

		4,700,998

Total Corporate Obligations (Cost $54,272,900)		55,144,305

U.S. TREASURY OBLIGATIONS — 33.9%
U.S. Treasury Notes
1.750%, 03/31/22	16,265,000	16,632,869
1.750%, 07/15/22	3,250,000	3,338,232
1.125%, 08/31/21	4,360,000	4,395,766
0.125%, 05/15/23	13,150,000	13,133,049
0.125%, 07/15/23	3,000,000	2,995,078

Total U.S. Treasury Obligations (Cost $40,006,525)		40,494,994

ASSET-BACKED SECURITIES — 12.5%
610 Funding CLO 2, Ser 2016- 1RA, Cl A1R
1.708%, VAR ICE LIBOR USD 3 Month+ 1.490%, 04/20/29	455,000	454,469
Amur Equipment Finance Receivables VII, Ser 2019-1A, Cl A2
2.630%, 06/20/24	419,091	427,012

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2020

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Carvana Auto Receivables Trust, Ser 2019-3A, Cl B
2.510%, 04/15/24	$1,000,000	$1,019,061
Colony American Finance, Ser 2016-1, Cl C
4.638%, 06/15/48	110,000	110,011
CoreVest American Finance Trust, Ser 2017-1, Cl D
4.358%, 10/15/49	258,000	262,388
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
1.465%, VAR ICE LIBOR USD 3 Month+ 1.250%, 07/25/47	323,980	324,356
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40	347,737	352,116
Drug Royalty III, Ser 2017-1A, Cl A1
2.737%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27	61,800	61,758
Drug Royalty III, Ser 2018-1A, Cl A2
4.270%, 10/15/31	302,927	311,747
Ford Credit Floorplan Master Owner Trust A, Ser 2017-3, Cl B
2.650%, 09/15/24	330,000	340,482
GM Financial Automobile Leasing Trust, Ser 2018-2, Cl C
3.500%, 04/20/22	500,000	500,955
GM Financial Automobile Leasing Trust, Ser 2020-2, Cl B
1.560%, 07/22/24	380,000	386,754
Halcyon Loan Advisors Funding, Ser 2018-2A, Cl AR
1.295%, VAR ICE LIBOR USD 3 Month+1.080%, 07/25/27	227,005	225,871
Honda Auto Receivables Owner Trust, Ser 2019-3, Cl A2
1.900%, 04/15/22	597,021	599,928
Honda Auto Receivables Owner Trust, Ser 2019-4, Cl A3
1.830%, 01/18/24	850,000	868,209
Invitation Homes, Ser 2018-SFR2, Cl A
1.048%, VAR ICE LIBOR USD 1 Month+0.900%, 06/17/37	43,272	43,082

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Invitation Homes, Ser 2018-SFR3, Cl A
1.147%, VAR ICE LIBOR USD 1 Month+1.000%, 07/17/37	$618,610	$618,610
Magnetite XVIII, Ser 2018-18A,
Cl AR
1.360%, VAR ICE LIBOR USD 3 Month+1.080%, 11/15/28	520,000	515,907
Master Credit Card Trust II, Ser 2018-1A, Cl C
3.737%, 07/21/24	675,000	706,092
MMAF Equipment Finance, Ser 2017-AA, Cl A5
2.680%, 07/16/27	230,000	239,531
Nassau, Ser 2017-IIA, Cl AF
3.380%, 01/15/30	535,000	537,006
New Residential Mortgage, Ser 2018-FNT2, Cl A
3.790%, 07/25/54	614,980	602,724
Progress Residential Trust, Ser 2018-SFR1, Cl C
3.684%, 03/17/35	470,000	474,063
RR 9, Ser 2020-9A, Cl A1F
3.360%, 04/15/31	530,000	534,130
SCF Equipment Leasing, Ser 2017-1A, Cl A
3.770%, 01/20/23	32,680	32,828
SCF Equipment Leasing, Ser 2019-1A, Cl B
3.490%, 01/20/26	900,000	905,239
Sierra Timeshare Receivables Funding, Ser 2016-3A, Cl A
2.430%, 10/20/33	145,868	146,616
SoFi Professional Loan Program, Ser 2015-C, Cl B
3.580%, 08/25/36	388,658	391,512
STORE Master Funding I,
Ser 2015-1A, Cl A1
3.750%, 04/20/45	515,425	515,859
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/58 (D)	364,492	373,520
Trinitas CLO V, Ser 2016-5A, Cl AR
1.605%, VAR ICE LIBOR USD 3 Month+1.390%, 10/25/28	434,286	432,025
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/24	635,000	650,662

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2020

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Wellfleet CLO, Ser 2016-2A, Cl A1R
1.358%, VAR ICE LIBOR USD 3 Month+1.140%, 10/20/28	$495,745	$494,793
Zais CLO 8, Ser 2018-1A, Cl A
1.187%, VAR ICE LIBOR USD 3 Month+0.950%, 04/15/29	461,284	455,179

Total Asset-Backed Securities (Cost $14,715,584)		14,914,495

MORTGAGE-BACKED SECURITIES — 5.2%
BX Commercial Mortgage Trust, Ser VKNG, Cl C
1.548%, VAR ICE LIBOR USD 1 Month+1.400%, 10/15/37	840,000	840,518
CFCRE Commercial Mortgage Trust, Ser 2011-C2, Cl B
5.739%, 12/15/47 (D)	220,000	227,074
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A1
2.065%, 09/15/50	258,991	260,749
Cold Storage Trust, Ser 2020- ICE5, Cl C
1.589%, 11/15/23 (D)	925,000	925,000
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/48 (D)	348,750	349,696
COLT Mortgage Loan Trust, Ser 2020-1, Cl A1
2.488%, 02/25/50 (D)	606,137	611,394
COMM Mortgage Trust, Ser 2012- CR1, Cl ASB
3.053%, 05/15/45	89,410	90,658
COMM Mortgage Trust, Ser 2013- CR10, Cl ASB
3.795%, 08/10/46	572,500	598,741
FREMF Mortgage Trust, Ser 2015- K720, Cl C
3.393%, 07/25/22 (D)	510,000	520,293
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.537%, 07/25/44 (D)	138,541	144,250
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
2.646%, 06/25/46 (D)	186,194	187,469
JP Morgan Mortgage Trust, Ser 2016-5, Cl A1
2.615%, 12/25/46 (D)	386,525	394,938
JP Morgan Mortgage Trust, Ser 2017-1, Cl A3
3.500%, 01/25/47 (D)	161,156	165,044

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Merit, Ser 2020-HILL, Cl C
1.848%, VAR ICE LIBOR USD 1 Month+1.700%, 08/15/37	$880,000	$878,620

Total Mortgage-Backed Securities (Cost $6,157,077)		6,194,444

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.1%
FHLMC
6.000%, 01/01/37	969	1,079
6.000%, 11/01/37	1,129	1,271
5.500%, 07/01/34	4,434	5,098
4.000%, 03/01/39	7,082	7,794
FHLMC, Ser 2004-2746, Cl BG
5.000%, 02/15/24	36,311	37,994
FNMA
6.000%, 05/01/36	564	666
6.000%, 08/01/36	710	835
6.000%, 11/01/37	1,196	1,340
5.500%, 07/01/38	3,167	3,620
GNMA
6.000%, 03/15/32	1,262	1,523
6.000%, 09/15/33	7,111	8,583
6.000%, 09/15/37	2,335	2,815
5.500%, 06/15/38	2,204	2,462
5.000%, 06/15/33	1,648	1,889

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $74,915)		76,969

Total Investments in Securities — 97.9% (Cost $115,227,001)		$116,825,207

Percentages are based on Net Assets of $119,305,598.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2020 was $8,425,373 and represented 7.1% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Perpetual security with no stated maturity date.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2020

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR— Variable Rate

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$54,437,476	$706,829	$55,144,305
U.S. Treasury Obligations	—	40,494,994	—	40,494,994
Asset-Backed Securities	—	14,914,495	—	14,914,495
Mortgage-Backed Securities	—	6,194,444	—	6,194,444
U.S. Government Agency Mortgage-Backed Obligations	—	76,969	—	76,969

Total Investments in Securities	$—	$116,118,378	$706,829	$116,825,207

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 36.1%

	Face Amount	Value
COMMUNICATION SERVICES — 3.0%
AT&T
3.900%, 03/11/24	$480,000	$525,659
Comcast
4.600%, 10/15/38	400,000	509,772
2.650%, 02/01/30	240,000	258,787
Crown Castle Towers
4.241%, 07/15/28(A)	400,000	451,962
3.222%, 05/15/22(A)	300,000	303,101
Discovery Communications
4.125%, 05/15/29	635,000	724,273
Verizon Communications
3.875%, 02/08/29	480,000	561,769

		3,335,323

CONSUMER DISCRETIONARY — 1.1%
Mars
2.375%, 07/16/40(A)	540,000	531,523
Tiffany
4.900%, 10/01/44	470,000	648,801

		1,180,324

CONSUMER STAPLES — 2.5%
Anheuser-Busch InBev Worldwide
4.750%, 01/23/29	300,000	363,308
Bacardi
5.150%, 05/15/38(A)	390,000	469,660
Bunge Finance
3.250%, 08/15/26	250,000	269,790
1.630%, 08/17/25	250,000	251,502
Conagra Brands
4.600%, 11/01/25	615,000	714,815

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — continued
Mondelez International
1.500%, 02/04/31	$535,000	$519,698
Nestle Holdings
1.000%, 09/15/27(A)	210,000	209,002

		2,797,775

ENERGY — 3.3%
Boardwalk Pipelines
4.800%, 05/03/29	630,000	672,876
Energy Transfer Operating
2.900%, 05/15/25	485,000	488,047
Gray Oak Pipeline
2.000%, 09/15/23(A)	515,000	516,549
MarkWest Energy Partners
4.875%, 06/01/25	375,000	423,477
Noble Energy
8.000%, 04/01/27	250,000	333,452
Occidental Petroleum
3.500%, 08/15/29	475,000	342,694
Rockies Express Pipeline
3.600%, 05/15/25(A)	480,000	478,800
Western Midstream Operating
4.000%, 07/01/22	335,000	335,000

		3,590,895

FINANCIALS — 14.0%
Ally Financial
3.875%, 05/21/24	440,000	473,198
Ansett Worldwide Aviation Services Leasing
4.870%, 07/17/21(A)(B)	548,219	551,809
Ares Capital
4.250%, 03/01/25	570,000	597,328
Ares Finance II
3.250%, 06/15/30(A)	520,000	539,631
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month+ 2.931%(C)	520,000	559,650
Bank of Montreal
3.803%, VAR USD Swap Semi 30/360 5 Yr Curr+ 1.432%, 12/15/32	440,000	487,373
BlackRock TCP Capital
4.125%, 08/11/22	400,000	408,317
3.900%, 08/23/24	55,000	55,603
Brookfield Finance
4.250%, 06/02/26	495,000	570,117
Carlyle Finance Subsidiary
3.500%, 09/19/29(A)	400,000	432,245
CIT Group
4.750%, 02/16/24	655,000	704,126

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr+ 1.730%, 08/09/28	$415,000	$435,509
E*TRADE Financial
3.800%, 08/24/27	435,000	492,513
First Republic Bank
4.375%, 08/01/46	435,000	519,267
General Motors Financial
3.700%, 05/09/23	250,000	262,706
Huntington Bancshares
5.700%, VAR ICE LIBOR USD 3 Month+ 2.880%(C)	600,000	575,706
JPMorgan Chase
3.625%, 12/01/27	420,000	467,868
Legg Mason
5.625%, 01/15/44	420,000	575,380
M&T Bank
6.450%, VAR ICE LIBOR USD 3 Month+ 3.610%(C)	507,000	543,758
Main Street Capital
5.200%, 05/01/24	555,000	580,573
Neuberger Berman Group
4.500%, 03/15/27(A)	370,000	409,737
Nuveen Finance
4.125%, 11/01/24(A)	400,000	450,793
Owl Rock Capital
3.750%, 07/22/25	490,000	488,407
Prospect Capital
6.375%, 01/15/24	200,000	203,473
5.875%, 03/15/23	380,000	395,063
Santander Holdings USA
3.400%, 01/18/23	500,000	524,944
Sixth Street Specialty Lending
4.500%, 01/22/23	370,000	381,059
3.875%, 11/01/24	115,000	117,148
Stifel Financial
4.250%, 07/18/24	445,000	495,793
Synchrony Financial
4.250%, 08/15/24	425,000	465,002
Synovus Financial
5.900%, VAR USD Swap Semi 30/360 5 Yr Curr+ 3.379%, 02/07/29	430,000	447,547
Truist Financial
5.050%, VAR ICE LIBOR USD 3 Month+ 3.102%(C)	590,000	577,964
Willis North America
3.600%, 05/15/24	415,000	452,809

		15,242,416

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS — 4.1%
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	$333,778	$215,002
Aviation Capital Group
4.375%, 01/30/24(A)	390,000	393,426
CNH Industrial MTN
3.850%, 11/15/27	335,000	363,637
Delta Air Lines
4.500%, 10/20/25(A)	540,000	548,071
2.900%, 10/28/24	455,000	396,089
Masco
6.500%, 08/15/32	317,000	402,163
Northern Group Housing
5.605%, 08/15/33(A)	580,118	670,575
Parker-Hannifin
4.000%, 06/14/49	425,000	502,106
Roper Technologies
2.950%, 09/15/29	420,000	459,498
Westinghouse Air Brake Technologies
3.200%, 06/15/25	530,000	564,597

		4,515,164

INFORMATION TECHNOLOGY — 1.3%
Infor
1.750%, 07/15/25(A)	335,000	344,472
Microsoft
3.700%, 08/08/46	450,000	553,018
NXP BV
5.550%, 12/01/28(A)	390,000	481,436

		1,378,926

MATERIALS — 2.5%
Anglo American Capital
4.500%, 03/15/28(A)	385,000	435,660
CF Industries
4.500%, 12/01/26(A)	300,000	352,094
Nutrition & Biosciences
3.468%, 12/01/50(A)	540,000	552,770
Steel Dynamics
4.125%, 09/15/25	450,000	459,234
Vulcan Materials
4.500%, 04/01/25	400,000	456,477
WRKCo
4.650%, 03/15/26	390,000	458,236

		2,714,471

REAL ESTATE — 1.5%
STORE Capital
4.500%, 03/15/28	380,000	408,599
UDR
3.000%, 08/15/31	560,000	603,128
Vornado Realty
3.500%, 01/15/25	565,000	588,182

		1,599,909

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — 2.8%
Dominion Energy Gas Holdings
3.000%, 11/15/29	$400,000	$435,054
DPL
4.350%, 04/15/29	425,000	460,985
Duquesne Light Holdings
2.532%, 10/01/30(A)	540,000	538,352
Emera US Finance
4.750%, 06/15/46	410,000	495,761
IPALCO Enterprises
3.700%, 09/01/24	435,000	472,608
NiSource
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.843%(C)	385,000	385,000
Spire
3.543%, 02/27/24	250,000	262,715

		3,050,475

Total Corporate Obligations (Cost $37,084,349)		39,405,678

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.3%
FHLMC
4.500%, 12/01/48	373,500	407,373
4.000%, 02/01/47	670,996	723,371
4.000%, 11/01/47	719,284	773,054
4.000%, 11/01/48	360,121	384,597
3.500%, 11/01/44	579,951	620,100
3.500%, 04/01/46	395,152	424,496
3.500%, 07/01/47	980,413	1,033,083
3.500%, 12/01/48	556,044	587,298
3.000%, 02/01/45	568,918	598,335
3.000%, 08/01/45	279,683	293,433
3.000%, 02/01/48	414,804	433,204
2.500%, 02/01/30	326,363	340,060
2.000%, 08/01/50	1,586,940	1,637,313
FHLMC, Ser 2016-4563, Cl VB
3.000%, 05/15/39	500,000	516,276
FHLMC Structured Pass-Through Certificates, Ser 2003-54, Cl 4A
3.854%, 02/25/43(D)	125,927	134,810
FNMA
4.500%, 02/01/41	709,569	796,856
4.500%, 03/01/48	794,634	859,725
4.000%, 03/01/35	194,139	209,071
4.000%, 01/01/42	456,128	501,528
4.000%, 05/01/49	509,397	545,726
3.500%, 02/01/47	511,399	548,395
3.500%, 12/01/47	379,259	401,949

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
3.500%, 08/01/48	$490,637	$518,701
3.500%, 03/01/49	593,518	631,173
3.500%, 06/01/49	933,991	1,017,141
3.000%, 10/01/48	767,587	779,617
3.000%, 02/01/50	944,405	986,881
2.500%, 12/01/49	832,966	868,558
2.500%, 09/01/50	1,094,441	1,141,204
2.000%, 10/01/50	1,103,564	1,138,593
GNMA
4.000%, 07/20/48	332,299	356,056
3.500%, 06/20/48	823,558	875,488

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $20,511,876)		21,083,465

U.S. TREASURY OBLIGATIONS — 17.3%
U.S. Treasury Bond
1.250%, 05/15/50	700,000	635,906
U.S. Treasury Notes
3.750%, 08/15/41	1,200,000	1,714,828
3.000%, 05/15/45	1,725,000	2,244,993
2.250%, 08/15/27	2,940,000	3,262,366
2.250%, 08/15/46	5,600,000	6,412,437
1.875%, 01/31/22	3,400,000	3,473,313
0.625%, 05/15/30	200,000	196,094
0.250%, 09/30/25	900,000	894,516

Total U.S. Treasury Obligations (Cost $17,172,637)		18,834,453

ASSET-BACKED SECURITIES — 11.2%
610 Funding CLO 2, Ser 2016-1RA, Cl A1R 1.708%, VAR ICE LIBOR USD 3 Month+
1.490%, 04/20/29	400,000	399,534
American Homes 4 Rent Trust, Ser 2014-SFR3, Cl B
4.201%, 12/17/36	285,000	306,301
ARL Second, Ser 2014-1A, Cl A2
3.970%, 06/15/44	100,000	99,187
CARS-DB4, Ser 2020-1A, Cl A6
3.810%, 02/15/50	750,000	774,206
Cerberus Loan Funding XXVII, Ser 2019-2A, Cl A2
3.500%, 01/15/32	590,000	592,950
CF Hippolyta, Ser 2020-1, Cl A1
1.690%, 07/15/60	626,839	633,464

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2020

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
CoreVest American Finance Trust, Ser 2018-1, Cl A
3.804%, 06/15/51	$290,940	$304,315
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40	69,547	70,423
Drug Royalty III, Ser 2017-1A, Cl A1
2.737%, VAR ICE LIBOR USD 3 Month+ 2.500%, 04/15/27	51,178	51,143
ExteNet, Ser 2019-1A, Cl A2
3.204%, 07/26/49	720,000	736,929
Golub Capital Partners CLO 47M, Ser 2020-47A, Cl A2B
3.008%, 05/05/32	800,000	803,000
New Residential Mortgage, Ser 2018-FNT2, Cl A
3.790%, 07/25/54	541,634	530,840
Progress Residential Trust, Ser 2018-SFR1, Cl C
3.684%, 03/17/35	445,000	448,847
Progress Residential Trust, Ser 2019-SFR2, Cl C
3.545%, 05/17/36	769,000	790,824
RR 9, Ser 2020-9A, Cl A1F
3.360%, 04/15/31	510,000	513,974
SBA Tower Trust, Ser 2014-2A, Cl C
3.869%, 10/15/49	850,000	900,686
SCF Equipment Leasing, Ser 2019-1A, Cl C
3.920%, 11/20/26	575,000	579,565
Taco Bell Funding, Ser 2018-1A, Cl A2I
4.318%, 11/25/48	393,000	399,288
Trafigura Securitisation Finance, Ser 2018-1A, Cl A2
3.730%, 03/15/22	845,000	853,386
Tricon American Homes Trust, Ser 2020-SFR2, Cl C
2.032%, 11/17/39	800,000	798,218
TRIP Rail Master Funding, Ser 2017-1A, Cl A2
3.736%, 08/15/47	280,000	289,650
Vantage Data Centers, Ser 2019-1A, Cl A2
3.188%, 07/15/44	652,300	679,416

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Willis Engine Structured Trust V, Ser 2020-A, Cl A
3.228%, 03/15/45	$778,781	$646,767

Total Asset-Backed Securities (Cost $12,159,190)		12,202,913

MORTGAGE-BACKED SECURITIES — 9.3%
Agate Bay Mortgage Trust, Ser 2014-1, Cl B1
3.862%, 07/25/44 (D)	486,574	497,735
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (D)	119,786	120,743
BX Commercial Mortgage Trust, Ser 2019-XL, Cl C 1.398%, VAR ICE LIBOR USD 1 Month+
1.250%, 10/15/36	716,720	710,428
BX Commercial Mortgage Trust, Ser VKNG, Cl C 1.548%, VAR ICE LIBOR USD 1 Month+
1.400%, 10/15/37	315,000	315,194
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	220,166	237,288
CSMC Trust, Ser 2013-IVR3, Cl A2
3.000%, 05/25/43 (D)	363,967	371,444
CSMC Trust, Ser 2015-2, Cl A18
3.500%, 02/25/45 (D)	527,278	543,380
First Republic Mortgage Trust, Ser 2020-1, Cl A5
2.897%, 04/25/50 (D)	721,902	731,413
FREMF Mortgage Trust, Ser 2012-K21, Cl B
3.935%, 07/25/45 (D)	280,000	292,538
FREMF Mortgage Trust, Ser 2013-K31, Cl B
3.631%, 07/25/46 (D)	160,000	169,659
FREMF Mortgage Trust, Ser 2015-K720, Cl C
3.393%, 07/25/22 (D)	475,000	484,586
FREMF Mortgage Trust, Ser 2016-K723, Cl C
3.582%, 11/25/23 (D)	470,000	483,447
FREMF Mortgage Trust, Ser 2017-K65, Cl C
4.073%, 07/25/50 (D)	725,000	772,769

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2020

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FREMF Mortgage Trust, Ser 2017-K66, Cl C
4.035%, 07/25/27 (D)	$175,000	$185,658
FREMF Mortgage Trust, Ser 2017-K725, Cl C
3.879%, 02/25/50 (D)	280,000	291,712
GMAC Commercial Mortgage Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (B)	237,600	311,785
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	470,422	499,364
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.537%, 07/25/44 (D)	114,392	119,105
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.646%, 06/25/46 (D)	186,194	187,469
JPMorgan Mortgage Trust, Ser 2016-5, Cl B3
2.610%, 12/25/46 (D)	409,639	405,681
Merit, Ser 2020-HILL, Cl C
1.848%, VAR ICE LIBOR USD 1 Month+ 1.700%, 08/15/37	795,000	793,754
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MV
3.500%, 03/25/58	742,081	829,006
Sequoia Mortgage Trust, Ser 2015-1, Cl A1
3.500%, 01/25/45 (D)	110,075	113,399
Sequoia Mortgage Trust, Ser 2015-2, Cl A1
3.500%, 05/25/45 (D)	155,516	160,331
Sequoia Mortgage Trust, Ser 2015-4, Cl A1
3.000%, 11/25/30 (D)	160,560	164,096
Sequoia Mortgage Trust, Ser 2017- 5, Cl A4
3.500%, 08/25/47 (D)	130,461	131,901
Sequoia Mortgage Trust, Ser 2018- 2, Cl A4
3.500%, 02/25/48 (D)	240,024	241,920

Total Mortgage-Backed Securities (Cost $9,912,658)		10,165,805

MUNICIPAL BONDS — 3.0%

	Face Amount	Value
California State, City of Riverside, Ser A, RB
3.857%, 06/01/45	$780,000	$810,998
Camp Pendleton & Quantico Housing, RB
6.165%, 10/01/50 (A)	400,000	504,132
Grand Parkway Transportation, Sub-Ser, RB
3.216%, 10/01/49	640,000	649,248
Massachusetts State, Housing Finance Agency, Ser B, RB
3.350%, 12/01/40	790,000	810,911
Rhode Island Housing and Mortgage Finance, RB
2.993%, 10/01/38	540,000	541,906

Total Municipal Bonds (Cost $3,236,587)		3,317,195

Total Investments in Securities — 96.2%
(Cost $100,077,297)		$105,009,509

Percentages are based on Net Assets of $109,145,045.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2020 was $10,165,800 and represented 9.3% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Perpetual security with no stated maturity date.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR— Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2020

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$38,853,869	$551,809	$39,405,678
U.S. Government Agency Mortgage-Backed Obligations	—	21,083,465	—	21,083,465
U.S. Treasury Obligations	—	18,834,453	—	18,834,453
Asset-Backed Securities	—	12,202,913	—	12,202,913
Mortgage-Backed Securities	—	9,854,020	311,785	10,165,805
Municipal Bonds	—	3,317,195	—	3,317,195

Total Investments in Securities	$—	$104,145,915	$863,594	$105,009,509

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of October 31, 2020:

	Corporate Obligations	Mortgage- Backed Securities	Total
Balance as of November 1, 2019	$628,151	$304,729	$932,880
Accrued discounts/premiums	(1)	(646)	(647)
Realized gain/(loss)	—	(464)	(464)
Change in unrealized appreciation/(depreciation)	(10,177)	11,096	919
Purchases	—	—	—
Sales/paydowns	(66,164)	(2,930)	(69,094)
Net transfer into Level 3	—	—	—
Net transfer out of Level 3	—	—	—

Ending Balance as of October 31, 2020	$551,809	$311,785	$863,594

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(10,177)	$11,096	$919

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

	Long	Short	Net
Information Technology	29.0%	(7.1)%	21.9%
Health Care	12.9	(3.5)	9.4
Financials	9.0	(0.0)	9.0
Industrials	7.4	(2.1)	5.3
Materials	2.0	(0.0)	2.0
Communication Services	2.7	(3.2)	(0.5)
Energy	1.1	(1.5)	(0.4)
Consumer Staples	0.5	(1.5)	(1.0)
Consumer Discretionary	4.7	(6.0)	(1.3)
Utilities	0.0	(2.4)	(2.4)
Exchange Traded Funds	0.0	(19.7)	(19.7)

Total Investments			22.3

Other Assets and Liabilities, Net			77.7

			100.0%

†	As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 69.3%

	Shares	Value
COMMUNICATION SERVICES — 2.7%
Alphabet, Cl A *	51	$82,422
Altice USA, Cl A *	5,450	146,877
Electronic Arts * (A)	1,922	230,313
Interpublic Group of Companies	3,696	66,861
Omnicom Group (A)	1,049	49,513

		575,986

CONSUMER DISCRETIONARY — 4.7%
Best Buy (A)	3,565	397,676
eBay (A)	6,038	287,590
Lowe’s	634	100,235
Target	376	57,235
Tractor Supply	307	40,895
Whirlpool	571	105,612

		989,243

CONSUMER STAPLES — 0.5%
Sysco	2,069	114,436

ENERGY — 1.1%
ConocoPhillips	7,174	205,320
HollyFrontier	1,469	27,191

		232,511

FINANCIALS — 9.0%
Ameriprise Financial	1,217	195,730
Bank of America (A)	14,067	333,388
Charles Schwab (A)	6,836	281,028
JPMorgan Chase (A)	3,521	345,199
M&T Bank (A)	3,407	352,897
Morgan Stanley (A)	7,695	370,514

		1,878,756

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 12.9%
Alexion Pharmaceuticals * (A)	1,366	$157,281
AmerisourceBergen, Cl A (A)	3,203	307,712
Amgen (A)	1,675	363,374
Biogen * (A)	1,320	332,732
Bristol-Myers Squibb (A)	3,170	185,287
DaVita * (A)	4,910	423,488
Gilead Sciences (A)	4,183	243,241
Humana (A)	962	384,107
Jazz Pharmaceuticals PLC * (A)	1,019	146,838
Vertex Pharmaceuticals *	718	149,602

		2,693,662

INDUSTRIALS — 7.4%
3M	806	128,928
Caterpillar (A)	1,509	236,988
Cummins (A)	1,749	384,588
Deere	478	107,985
PACCAR	725	61,901
Rockwell Automation (A)	1,758	416,857
United Rentals * (A)	1,247	222,328

		1,559,575

INFORMATION TECHNOLOGY — 29.0%
Akamai Technologies * (A)	2,301	218,871
Apple (A)	4,542	494,442
Applied Materials (A)	5,929	351,175
Cisco Systems (A)	9,967	357,815
Citrix Systems (A)	704	79,742
Dell Technologies, Cl C *	894	53,872
F5 Networks * (A)	1,198	159,262
GoDaddy, Cl A *	1,921	135,892
Intel (A)	8,034	355,746
KLA (A)	2,153	424,529
Lam Research (A)	809	276,743
Maxim Integrated Products (A)	6,162	429,183
Micron Technology *	1,408	70,879
Microsoft (A)	2,490	504,150
NetApp	4,410	193,555
NXP Semiconductors (A)	610	82,423
Oracle (A)	6,981	391,704
QUALCOMM (A)	3,020	372,547
Seagate Technology PLC	6,146	293,902
Skyworks Solutions	710	100,316
Teradyne (A)	2,903	255,029
Texas Instruments (A)	1,397	201,992
Western Union (A)	7,104	138,102
Xilinx	1,026	121,776

		6,063,647

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
MATERIALS — 2.0%
Celanese, Cl A	1,889	$214,420
LyondellBasell Industries, Cl A	2,879	197,068

		411,488

Total Common Stock (Cost $13,372,894)		14,519,304

Total Investments in Securities — 69.3% (Cost $13,372,894)		$14,519,304

SECURITIES SOLD SHORT

COMMON STOCK — (27.3)%

	Shares	Value
COMMUNICATION SERVICES — (3.2)%
Liberty Broadband, Cl C *	(2,540)	$(359,943)
Roku, Cl A *	(486)	(98,366)
Walt Disney	(1,745)	(211,581)

		(669,890)

CONSUMER DISCRETIONARY — (6.0)%
Bright Horizons Family Solutions *	(1,722)	(272,162)
Carvana, Cl A *	(1,666)	(308,793)
Darden Restaurants	(2,582)	(237,337)
Royal Caribbean Cruises	(1,366)	(77,070)
Tesla *	(245)	(95,070)
Tiffany	(1,372)	(179,512)
Wynn Resorts	(1,159)	(83,946)

		(1,253,890)

CONSUMER STAPLES — (1.5)%
Beyond Meat *	(2,183)	(310,925)

ENERGY — (1.5)%
Concho Resources	(6,550)	(271,891)
Diamondback Energy	(1,356)	(35,202)

		(307,093)

HEALTH CARE — (3.5)%
Alcon	(5,111)	(290,509)
Avantor *	(3,762)	(87,542)
Guardant Health *	(3,321)	(354,218)

		(732,269)

INDUSTRIALS — (2.1)%
Boeing	(716)	(103,383)
Ingersoll Rand *	(6,768)	(236,474)
Lyft, Cl A *	(1,795)	(40,980)
Uber Technologies *	(1,846)	(61,675)

		(442,512)

INFORMATION TECHNOLOGY — (7.1)%
Anaplan *	(1,529)	(84,630)
Crowdstrike Holdings, Cl A *	(367)	(45,449)

SECURITIES SOLD SHORT COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Datadog, Cl A *	(676)	$(61,347)
Dynatrace *	(9,023)	(318,602)
Fastly, Cl A *	(3,761)	(238,861)
Fidelity National Information Services	(1,024)	(127,580)
Fiserv *	(1,559)	(148,838)
Slack Technologies, Cl A *	(1,655)	(42,335)
Trade Desk, Cl A *	(123)	(69,673)
Twilio, Cl A *	(442)	(123,305)
Zoom Video Communications, Cl A *	(315)	(145,187)
Zscaler *	(654)	(88,781)

		(1,494,588)

UTILITIES — (2.4)%
Avangrid	(4,942)	(243,838)
Essential Utilities	(6,593)	(271,632)

		(515,470)

Total Common Stock (Proceeds $(5,352,286))		(5,726,637)

EXCHANGE TRADED FUNDS — (19.7)%
First Trust Dow Jones Internet Index Fund *	(1,051)	(196,548)
iShares PHLX Semiconductor ETF	(5,103)	(1,558,864)
iShares S&P 100 ETF	(7,849)	(1,183,472)
Vanguard S&P 500 ETF	(3,953)	(1,185,189)

Total Exchange Traded Funds (Proceeds $(3,941,609))		(4,124,073)

Total Securities Sold Short — (47.0)%
(Proceeds $(9,293,895))		$(9,850,710)

Percentages are based on Net Assets of $20,941,959.

*	Non-income producing security.
(A)	This security or a partial position of this security has been committed as collateral for securities sold short.

Cl — Class

ETF — Exchange Traded Fund

PLC — Public Limited Company

S&P — Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2020

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$14,519,304	$—	$—	$14,519,304

Total Investments in Securities	$14,519,304	$—	$—	$14,519,304

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(5,726,637)	$—	$—	$(5,726,637)
Exchange Traded Funds	(4,124,073)	—	—	(4,124,073)

Total Securities Sold Short	$(9,850,710)	$—	$—	$(9,850,710)

For the period ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—“ are $0 or have been rounded to $0. For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.7%

	Shares	Value
COMMUNICATION SERVICES — 7.4%
Alphabet, Cl A *	326	$526,852
AT&T	50,817	1,373,075
Discovery, Cl A *	45,309	917,054
Electronic Arts *	9,883	1,184,280
Facebook, Cl A *	4,748	1,249,247

		5,250,508

CONSUMER DISCRETIONARY — 9.4%
Best Buy	10,555	1,177,410
Garmin	11,977	1,245,848
General Motors	36,929	1,275,158
Lennar, Cl A	15,965	1,121,222
Target	12,275	1,868,501

		6,688,139

CONSUMER STAPLES — 9.7%
Colgate-Palmolive	14,445	1,139,566
Flowers Foods	23,513	554,437
General Mills	14,114	834,419
Kimberly-Clark	10,069	1,335,049
PepsiCo	9,447	1,259,191
Procter & Gamble	12,884	1,766,396

		6,889,058

ENERGY — 4.0%
Canadian Natural Resources	39,150	624,443
ConocoPhillips	31,649	905,793
Exxon Mobil	12,898	420,733
Marathon Petroleum	19,527	576,047
Valero Energy	9,336	360,463

		2,887,479

COMMON STOCK — continued

	Shares	Value
FINANCIALS — 18.3%
Allstate	6,505	$577,319
Ameriprise Financial	6,193	996,021
Bank of America	37,247	882,754
Berkshire Hathaway, Cl B *	11,269	2,275,211
Carlyle Group	39,137	975,294
Citigroup	27,542	1,140,790
Citizens Financial Group	31,162	849,165
Fifth Third Bancorp	37,411	868,683
Hartford Financial Services Group	25,793	993,546
JPMorgan Chase	12,854	1,260,205
LPL Financial Holdings	11,736	938,058
Navient	47,583	381,140
Prudential Financial	14,854	950,953

		13,089,139

HEALTH CARE — 12.2%
Amedisys *	5,629	1,457,911
DaVita *	16,827	1,451,329
Hill-Rom Holdings	12,124	1,104,133
ICON PLC *	6,597	1,189,439
Quest Diagnostics	12,964	1,583,422
Regeneron Pharmaceuticals *	1,873	1,018,088
Select Medical Holdings *	43,162	905,539

		8,709,861

INDUSTRIALS — 12.8%
AECOM *	27,583	1,236,822
Cintas	4,314	1,356,969
CSX	9,727	767,849
Cummins	6,121	1,345,947
ManpowerGroup	14,082	955,745
Oshkosh	14,268	961,092
Quanta Services	21,511	1,342,932
United Rentals *	6,351	1,132,320

		9,099,676

INFORMATION TECHNOLOGY — 8.1%
Accenture PLC, Cl A	4,844	1,050,712
Fiserv *	12,616	1,204,449
Intel	20,693	916,286
Lam Research	2,386	816,203
Microsoft	5,438	1,101,032
Visa, Cl A	3,769	684,865

		5,773,547

MATERIALS — 3.1%
FMC	10,348	1,063,154
Steel Dynamics	37,677	1,186,071

		2,249,225

REAL ESTATE — 3.9%
Alexandria Real Estate Equities ‡	4,558	690,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
American Tower ‡	3,867	$888,057
Boston Properties ‡	2,269	164,298
Lamar Advertising, Cl A ‡	16,325	1,011,497

		2,754,480

UTILITIES — 6.8%
Entergy	12,584	1,273,753
Exelon	19,552	779,929
FirstEnergy	26,996	802,321
Fortis	25,993	1,026,724
Vistra Energy	55,344	961,325

		4,844,052

Total Common Stock (Cost $66,165,296)		68,235,164

Total Investments in Securities — 95.7%
(Cost $66,165,296)		$68,235,164

Percentages are based on Net Assets of $71,277,414.

*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class

PLC — Public Limited Company

As of October 31, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.9%#

	Shares	Value
COMMUNICATION SERVICES — 13.4%
Alphabet, Cl A *	1,940	$3,135,253
Alphabet, Cl C *	590	956,396
Charter Communications, Cl A *	2,267	1,368,860
Electronic Arts *	4,119	493,580
Facebook, Cl A *	14,775	3,887,451
Netflix *	3,195	1,519,989
Spotify Technology *	3,100	743,659

		12,105,188

CONSUMER DISCRETIONARY — 16.5%
Alibaba Group Holding ADR *	7,897	2,406,137
Best Buy	9,698	1,081,812
Booking Holdings *	609	988,103
Deckers Outdoor *	2,888	731,733
eBay	35,296	1,681,148
Home Depot	6,872	1,832,831
Lennar, Cl A	5,894	413,936
MercadoLibre *	1,881	2,283,628
MGM Resorts International	28,077	577,544
NIKE, Cl B	9,168	1,100,893
Pool	1,721	602,057
Tesla *	3,220	1,249,489

		14,949,311

CONSUMER STAPLES — 2.9%
Clorox	4,330	897,393
PepsiCo	12,642	1,685,052

		2,582,445

COMMON STOCK — continued

	Shares	Value
FINANCIALS — 0.8%
Goldman Sachs Group	3,866	$730,829

HEALTH CARE — 14.6%
Amedisys *	3,889	1,007,252
AmerisourceBergen, Cl A	9,410	904,019
Biogen *	2,148	541,446
Bristol-Myers Squibb	18,855	1,102,075
Chemed	1,817	869,107
Eli Lilly	10,240	1,335,909
Exact Sciences *	7,381	913,990
Guardant Health *	5,596	596,869
Hologic *	15,625	1,075,313
Jazz Pharmaceuticals PLC *	4,024	579,858
Neurocrine Biosciences *	5,348	527,687
Reata Pharmaceuticals, Cl A *	1,983	231,436
Regeneron Pharmaceuticals *	1,331	723,478
Tandem Diabetes Care *	8,043	876,687
Vertex Pharmaceuticals *	3,755	782,392
Zoetis, Cl A	7,181	1,138,548

		13,206,066

INDUSTRIALS — 4.4%
Caterpillar	6,379	1,001,822
Cintas	3,380	1,063,179
Quanta Services	20,334	1,269,452
Trane Technologies PLC	4,523	600,428

		3,934,881

INFORMATION TECHNOLOGY — 41.8%
Adobe *	5,004	2,237,287
Apple	85,017	9,254,950
Everbridge *	3,153	330,088
Five9 *	5,287	802,144
Mastercard, Cl A	7,787	2,247,640
Microsoft	40,126	8,124,310
NVIDIA	3,279	1,643,959
Okta, Cl A *	5,498	1,153,645
Oracle	16,425	921,607
PayPal Holdings *	13,652	2,541,047
QUALCOMM	18,071	2,229,239
salesforce.com *	6,243	1,450,062
ServiceNow *	2,556	1,271,789
Texas Instruments	10,058	1,454,286
Visa, Cl A	4,831	877,841
Zendesk *	9,739	1,080,445
Zoom Video Communications, Cl A *	436	200,957

		37,821,296

MATERIALS — 0.9%
FMC	7,920	813,701

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — 1.6%
American Tower ‡	6,282	$1,442,661

Total Common Stock (Cost $66,552,429)		87,586,378

Total Investments in Securities — 96.9% (Cost $66,552,429)		$87,586,378

Percentages are based on Net Assets of $90,420,942.

*	Non-income producing security.
#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.0%

	Shares	Value
COMMUNICATION SERVICES — 1.6%
Cardlytics *	8,632	$637,214
TechTarget *	15,426	675,659

		1,312,873

CONSUMER DISCRETIONARY — 13.8%
America’s Car-Mart *	5,832	504,585
Bloomin’ Brands	43,498	608,102
Boyd Gaming	23,003	729,655
Brinker International	29,856	1,299,931
Cavco Industries *	1,872	322,246
Deckers Outdoor *	3,629	919,480
Helen of Troy *	7,595	1,440,012
KB Home	32,510	1,048,448
Lakeland Industries *	21,574	465,351
Lithia Motors, Cl A	3,099	711,437
Penn National Gaming *	11,646	628,651
RH *	2,406	806,563
Vivint Smart Home *	30,235	470,154
YETI Holdings *	16,501	816,469
Zumiez *	17,836	499,408

		11,270,492

CONSUMER STAPLES — 2.9%
BJ’s Wholesale Club Holdings *	21,600	827,064
Darling Ingredients *	20,154	866,622
Performance Food Group *	19,768	664,402

		2,358,088

ENERGY — 1.1%
Bonanza Creek Energy *	23,081	408,765
PDC Energy *	18,824	224,382

COMMON STOCK — continued

	Shares	Value
ENERGY— continued
Solaris Oilfield Infrastructure, Cl A	41,955	$248,793

		881,940

FINANCIALS — 15.5%
Cannae Holdings *	16,057	593,788
Cathay General Bancorp	23,000	541,190
Cohen & Steers	9,265	521,712
ConnectOne Bancorp	44,792	691,141
Essent Group	36,915	1,471,063
First Merchants	18,712	488,570
Flagstar Bancorp	26,047	764,479
Hilltop Holdings	32,599	743,584
Home BancShares	44,236	734,318
Houlihan Lokey, Cl A	8,884	557,027
Investors Bancorp	75,337	637,351
Old Second Bancorp	77,211	660,154
PJT Partners	9,580	648,183
Prosperity Bancshares	11,122	612,933
QCR Holdings	21,207	658,053
Stewart Information Services	11,977	507,705
Stifel Financial	15,319	895,548
Third Point Reinsurance *	62,084	483,014
Wintrust Financial	8,570	421,901

		12,631,714

HEALTH CARE — 20.8%
Amicus Therapeutics *	32,499	579,457
AMN Healthcare Services *	5,994	391,288
AtriCure *	16,212	560,287
Axsome Therapeutics *	5,988	397,064
Castle Biosciences *	8,556	397,255
ChemoCentryx *	5,952	285,696
Coherus Biosciences *	57,531	959,043
CONMED	6,968	543,295
Dicerna Pharmaceuticals *	19,776	415,098
Editas Medicine *	13,900	430,066
Emergent BioSolutions *	10,652	958,361
Ensign Group	15,602	918,023
Envista Holdings *	27,955	738,571
Fate Therapeutics *	14,502	643,889
FibroGen *	12,172	467,161
Heron Therapeutics *	23,472	382,828
Inovalon Holdings, Cl A *	32,176	611,022
Insmed *	18,979	625,168
Integer Holdings *	9,477	553,931
Invitae *	14,896	584,072
Kala Pharmaceuticals *	39,892	263,287
Karyopharm Therapeutics *	29,393	435,604
LHC Group *	2,337	506,077
Natera *	17,151	1,153,577

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
NuVasive *	11,708	$520,186
Prestige Consumer Healthcare *	15,908	525,442
PTC Therapeutics *	9,723	507,443
R1 RCM *	47,934	858,977
Vericel *	41,711	772,905

		16,985,073

INDUSTRIALS — 15.7%
Advanced Drainage Systems	12,571	797,379
Altra Industrial Motion	17,819	761,941
ASGN *	19,460	1,297,593
Atkore International Group *	22,210	459,525
Builders FirstSource *	24,874	753,682
Columbus McKinnon	16,881	572,097
CSW Industrials	2,625	224,516
Foundation Building Materials *	37,287	542,899
Great Lakes Dredge & Dock *	48,818	504,290
H&E Equipment Services	29,161	613,547
Herc Holdings *	9,962	441,914
Herman Miller	22,231	677,379
Hub Group, Cl A *	13,064	654,898
Maxar Technologies	24,448	630,025
McGrath RentCorp	8,264	471,709
MYR Group *	12,901	551,518
Schneider National, Cl B	23,904	527,322
Stantec	19,026	546,236
Sterling Construction *	42,737	628,234
Triton International	16,758	618,035
Vertiv Holdings, Cl A	31,416	554,492

		12,829,231

INFORMATION TECHNOLOGY — 14.1%
Envestnet *	16,223	1,244,953
FormFactor *	23,516	666,679
Harmonic *	169,679	1,007,893
Ichor Holdings *	36,835	856,782
Itron *	16,791	1,140,949
Limelight Networks *	107,728	380,280
MACOM Technology Solutions Holdings *	19,242	702,333
Mimecast *	15,908	607,845
Model N *	19,421	684,202
Perficient *	15,207	595,506
Rapid7 *	13,071	809,487
Repay Holdings, Cl A *	28,372	639,221
Silicon Laboratories *	7,716	790,581
SPS Commerce *	10,105	864,887
Vishay Precision Group *	20,479	489,243

		11,480,841

COMMON STOCK — continued

	Shares	Value
MATERIALS — 4.2%
Commercial Metals	34,931	$721,325
Greif, Cl A	14,486	587,987
Summit Materials, Cl A *	77,651	1,373,646
UFP Technologies *	19,871	736,419

		3,419,377

REAL ESTATE — 5.5%
Corporate Office Properties Trust ‡	20,115	451,179
Easterly Government Properties ‡	17,993	376,054
First Industrial Realty Trust ‡	15,095	600,932
Gladstone Land ‡	28,768	399,012
National Health Investors ‡	9,316	522,162
National Storage Affiliates Trust ‡	21,678	734,667
STAG Industrial ‡	26,740	832,149
UMH Properties ‡	38,541	525,314

		4,441,469

UTILITIES — 2.8%
Clearway Energy, Cl C	44,380	1,249,740
Southwest Gas Holdings	11,068	727,389
Unitil	9,841	340,007

		2,317,136

Total Common Stock (Cost $73,406,684)		79,928,234

Total Investments in Securities — 98.0% (Cost $73,406,684)		$79,928,234

Percentages are based on Net Assets of $81,521,678.

*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

As of October 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.3%#

	Shares	Value
COMMUNICATION SERVICES — 11.9%
Activision Blizzard	443	$33,548
Alphabet, Cl A *	175	282,819
Alphabet, Cl C *	173	280,435
Altice USA, Cl A *	202	5,444
AMC Entertainment Holdings, Cl A	29	68
AMC Networks, Cl A *	24	510
ANGI Homeservices, Cl A *	43	456
Anterix *	8	255
AT&T	4,272	115,429
ATN International	6	268
Bandwidth, Cl A *	10	1,604
Boingo Wireless *	24	224
Boston Omaha, Cl A *	12	192
Cable One	3	5,196
Cardlytics *	14	1,033
Cargurus, Cl A *	47	937
Cars.com *	38	281
CenturyLink	677	5,836
Charter Communications, Cl A *	88	53,136
Cincinnati Bell *	27	406
Cinemark Holdings	61	500
Clear Channel Outdoor Holdings, Cl A *	265	237
Cogent Communications Holdings	24	1,339
Comcast, Cl A	2,657	112,232
comScore *	33	66
Consolidated Communications Holdings *	40	187
Cumulus Media, Cl A *	9	46
Daily Journal *	1	271

COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES — continued
DHI Group *	27	$46
Discovery, Cl A *	87	1,761
DISH Network, Cl A *	140	3,569
Electronic Arts *	169	20,251
Emerald Holding	14	37
Entercom Communications, Cl A	67	101
Entravision Communications, Cl A	34	62
Eventbrite, Cl A *	35	323
EverQuote, Cl A *	5	167
EW Scripps, Cl A	31	281
Facebook, Cl A *	1,398	367,828
Fluent *	24	61
Fox	203	5,384
Gaia, Cl A *	7	71
Gannett	72	83
GCI Liberty *	56	4,549
Globalstar *	351	105
Glu Mobile *	73	523
Gogo *	31	249
Gray Television *	51	647
Hemisphere Media Group, Cl A *	10	78
IAC *	45	5,432
IDT, Cl B *	10	95
iHeartMedia *	33	271
Intelsat *	47	26
Interpublic Group of Companies	236	4,269
Iridium Communications *	66	1,743
John Wiley & Sons, Cl A	25	774
Lee Enterprises *	31	24
Liberty Broadband, Cl C *	62	8,786
Liberty TripAdvisor Holdings, Cl A *	41	73
Live Nation Entertainment *	90	4,392
LiveXLive Media *	29	58
Loral Space & Communications	12	209
Madison Square Garden Sports C *	10	1,416
Marchex, Cl B *	21	36
Marcus	12	88
Match Group *	133	15,532
Meredith	23	253
MSG Networks *	25	224
National CineMedia	45	89
Netflix *	252	119,886
New York Times, Cl A	82	3,252
News	222	2,915
Nexstar Media Group, Cl A	25	2,060
NII Holdings *	46	2
Omnicom Group	130	6,136
Ooma *	11	155
ORBCOMM *	42	181
Pinterest, Cl A *	225	13,264

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES — continued
QuinStreet *	27	$432
Reading International, Cl A *	9	21
Roku, Cl A *	56	11,334
Saga Communications, Cl A	3	51
Scholastic	17	336
Shenandoah Telecommunications	27	1,178
Sinclair Broadcast Group, Cl A	35	650
Sirius XM Holdings	708	4,057
Snap, Cl A *	496	19,537
Spok Holdings	11	100
Take-Two Interactive Software *	66	10,225
TechTarget *	13	569
TEGNA	125	1,504
Telephone & Data Systems	58	986
T-Mobile US *	406	44,486
Tribune Publishing	13	149
TripAdvisor	59	1,127
TrueCar *	54	235
Twitter *	447	18,488
United States Cellular *	9	262
Verizon Communications	2,452	139,740
Vonage Holdings *	131	1,386
Walt Disney	1,056	128,039
WideOpenWest *	29	145
World Wrestling Entertainment, Cl A	26	945
Yelp, Cl A *	39	767
Zillow Group, Cl C *	75	6,647
Zynga, Cl A *	507	4,558

		1,898,726

CONSUMER DISCRETIONARY — 9.5%
1-800-Flowers.com, Cl A *	14	278
Aaron’s Holdings	38	1,986
Abercrombie & Fitch, Cl A	35	498
Acushnet Holdings	19	648
Adient PLC *	53	1,125
Adtalem Global Education *	30	703
Advance Auto Parts	40	5,891
American Axle & Manufacturing Holdings *	63	423
American Eagle Outfitters	86	1,179
American Public Education *	8	226
America’s Car-Mart *	3	260
Aramark	149	4,133
Asbury Automotive Group *	11	1,133
At Home Group *	30	489
AutoNation *	45	2,553
AutoZone *	14	15,806
Barnes & Noble Education *	16	37
Bassett Furniture Industries	5	74
Beazer Homes USA *	17	207
Bed Bath & Beyond	69	1,366

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Best Buy	136	$15,171
Big Lots	22	1,047
Biglari Holdings, Cl B *	1	84
BJ’s Restaurants	11	310
Bloomin’ Brands	46	643
Bluegreen Vacations Holding, Cl A	7	57
Booking Holdings *	24	38,940
Boot Barn Holdings *	16	512
BorgWarner	123	4,303
Boyd Gaming	46	1,459
Bright Horizons Family Solutions *	33	5,216
Brinker International	21	914
Brunswick	45	2,867
Buckle	16	383
Burlington Stores *	38	7,356
Caesars Entertainment *	131	5,871
Caleres	22	169
Callaway Golf	50	775
Camping World Holdings, Cl A	18	476
Capri Holdings *	82	1,740
CarMax *	96	8,298
Carnival	256	3,510
Carriage Services, Cl A	9	232
Carrols Restaurant Group *	20	117
Carter’s	25	2,036
Carvana, Cl A *	37	6,858
Cato, Cl A	12	73
Cavco Industries *	5	861
Century Casinos *	15	71
Century Communities *	17	660
Cheesecake Factory	24	713
Chegg *	68	4,994
Chico’s FAS	64	68
Children’s Place	8	202
Chipotle Mexican Grill, Cl A *	16	19,224
Choice Hotels International	20	1,747
Churchill Downs	20	2,983
Chuy’s Holdings *	9	189
Citi Trends	6	157
Clarus	12	186
Collectors Universe	5	275
Columbia Sportswear	17	1,268
Conn’s *	10	94
Cooper Tire & Rubber	29	997
Cooper-Standard Holdings *	9	141
Core-Mark Holding	25	684
Cracker Barrel Old Country Store	14	1,593
Crocs *	37	1,936
Culp	7	87
Dana	82	1,147
Darden Restaurants	76	6,986
Dave & Buster’s Entertainment	17	292
Deckers Outdoor *	16	4,054
Del Taco Restaurants *	18	133

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Delta Apparel *	3	$50
Denny’s *	31	278
Designer Brands, Cl A	35	152
Dick’s Sporting Goods	35	1,983
Dillard’s, Cl A	9	403
Dine Brands Global	9	463
Dollar General	147	30,680
Dollar Tree *	138	12,464
Domino’s Pizza	23	8,701
Dorman Products *	15	1,339
DR Horton	198	13,227
Drive Shack *	33	49
Dunkin’ Brands Group	47	4,686
eBay	448	21,338
El Pollo Loco Holdings *	10	141
Escalade	5	93
Ethan Allen Interiors	14	225
Etsy *	69	8,390
Everi Holdings *	48	413
Expedia Group	69	6,496
Express *	33	20
Fiesta Restaurant Group *	15	130
Five Below *	31	4,134
Flexsteel Industries	4	112
Floor & Decor Holdings, Cl A *	57	4,161
Foot Locker	59	2,176
Ford Motor	2,309	17,849
Fossil Group *	26	148
Fox Factory Holding *	22	1,850
frontdoor *	49	1,941
Funko, Cl A *	9	57
GameStop, Cl A *	33	346
Gap	122	2,373
Garmin	84	8,738
General Motors	785	27,106
Genesco *	8	142
Gentex	142	3,929
Gentherm *	19	880
Genuine Parts	85	7,687
G-III Apparel Group *	25	337
Golden Entertainment *	10	129
Goodyear Tire & Rubber	133	1,101
GoPro, Cl A *	70	416
Graham Holdings, Cl B	2	761
Grand Canyon Education *	27	2,116
Green Brick Partners *	28	501
Group 1 Automotive	10	1,061
Groupon, Cl A *	13	252
GrubHub *	53	3,920
Guess?	23	271
H&R Block	110	1,899
Hamilton Beach Brands Holding, Cl A	4	88
Hanesbrands	215	3,455
Harley-Davidson	87	2,861
Hasbro	76	6,288
Haverty Furniture	9	225

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Helen of Troy *	14	$2,654
Hibbett Sports *	10	378
Hilton Grand Vacations *	46	948
Hilton Worldwide Holdings	161	14,137
Home Depot	636	169,628
Hooker Furniture	7	193
Houghton Mifflin Harcourt *	71	185
Hyatt Hotels, Cl A	20	1,103
Installed Building Products *	13	1,177
International Game Technology PLC	57	468
iRobot *	16	1,273
J Alexander’s Holdings *	7	39
Jack in the Box	13	1,041
JC Penney *	170	22
Johnson Outdoors, Cl A	5	437
K12 *	23	549
KB Home	51	1,645
Kohl’s	88	1,874
Kontoor Brands	30	987
L Brands	132	4,225
Lands’ End *	9	144
Las Vegas Sands	196	9,420
Laureate Education, Cl A *	58	754
La-Z-Boy, Cl Z	26	890
LCI Industries	14	1,535
Lear	34	4,108
Legacy Housing *	3	41
Leggett & Platt	79	3,297
Lennar, Cl A	160	11,237
Levi Strauss, Cl A	33	521
LGI Homes *	12	1,283
Lifetime Brands	7	70
Lindblad Expeditions Holdings *	18	150
Liquidity Services *	15	128
Lithia Motors, Cl A	13	2,984
LKQ *	175	5,598
Lovesac *	6	154
Lowe’s	443	70,038
Lumber Liquidators Holdings *	16	354
M/I Homes *	16	655
Macy’s	178	1,105
Magnite *	51	461
Malibu Boats, Cl A *	12	610
Marine Products	4	63
MarineMax *	12	360
Marriott International, Cl A	161	14,954
Marriott Vacations Worldwide	23	2,222
MasterCraft Boat Holdings *	10	206
Mattel *	199	2,740
McDonald’s	441	93,934
MDC Holdings	29	1,262
Meritage Homes *	21	1,829
MGM Resorts International	289	5,945
Michaels *	42	341
Modine Manufacturing *	28	179
Mohawk Industries *	33	3,405

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Monarch Casino & Resort *	7	$304
Monro	19	799
Motorcar Parts of America *	11	162
Movado Group	9	98
Murphy USA	16	1,957
Nathan’s Famous	2	102
National Vision Holdings *	46	1,855
Nautilus *	17	369
NewAge *	43	101
NIKE, Cl B	708	85,017
Noodles, Cl A *	18	116
Nordstrom	60	726
Norwegian Cruise Line Holdings *	121	2,012
NVR *	2	7,906
Office Depot	29	566
Ollie’s Bargain Outlet Holdings *	32	2,787
O’Reilly Automotive *	43	18,774
Overstock.com *	22	1,234
Oxford Industries	9	371
Papa John’s International	17	1,302
Penn National Gaming *	63	3,401
Penske Automotive Group	19	972
Perdoceo Education *	39	440
PetMed Express	11	325
Planet Fitness, Cl A *	46	2,726
Playa Hotels & Resorts *	47	182
PlayAGS *	16	43
Polaris Industries	33	2,998
Pool	23	8,045
Potbelly *	10	36
PulteGroup	159	6,481
Purple Innovation, Cl A *	13	369
PVH	40	2,332
Quotient Technology *	43	383
Qurate Retail	6	587
Qurate Retail	260	1,760
Ralph Lauren, Cl A	27	1,805
RealReal *	24	302
Red Robin Gourmet Burgers *	6	72
Red Rock Resorts, Cl A	38	727
Regis *	19	105
Rent-A-Center, Cl A	30	927
Revolve Group, Cl A *	9	163
RH *	10	3,352
Rocky Brands	4	108
Ross Stores	206	17,545
Royal Caribbean Cruises	101	5,698
Ruth’s Hospitality Group	15	168
Sally Beauty Holdings *	66	552
Scientific Games *	32	1,020
SeaWorld Entertainment *	45	991
Service International	106	4,909
Shake Shack, Cl A *	18	1,215
Shoe Carnival	5	155
Shutterstock	11	720

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Signet Jewelers	30	$668
Six Flags Entertainment	45	973
Skechers U.S.A., Cl A *	76	2,410
Skyline Champion *	31	795
Sleep Number *	15	950
Sonic Automotive, Cl A	12	433
Sonos *	48	701
Sportsman’s Warehouse Holdings *	24	312
Stamps.com *	10	2,232
Standard Motor Products	12	550
Starbucks	694	60,350
Steven Madden	45	1,080
Stitch Fix, Cl A *	31	1,067
Stoneridge *	15	342
Strategic Education	13	1,080
Superior Group	5	108
Tailored Brands *	27	2
Tapestry	158	3,512
Target	296	45,057
Target Hospitality *	20	17
Taylor Morrison Home, Cl A *	72	1,555
Tempur Sealy International *	30	2,670
Tenneco, Cl A *	32	276
Terminix Global Holdings	76	3,579
Tesla *	428	166,081
Texas Roadhouse, Cl A	37	2,591
Thor Industries	30	2,537
Tiffany	72	9,420
Tilly’s, Cl A	13	80
TJX	710	36,068
Toll Brothers	66	2,790
TopBuild *	19	2,911
Tractor Supply	69	9,191
TRI Pointe Group *	73	1,199
Tupperware Brands	28	888
Twin River Worldwide Holdings	16	388
Ulta Beauty *	31	6,410
Under Armour, Cl A *	108	1,495
Unifi *	9	135
Universal Electronics *	8	296
Universal Technical Institute *	16	73
Urban Outfitters *	36	804
Vail Resorts	23	5,337
Vera Bradley *	13	82
VF	220	14,784
Vista Outdoor *	33	652
Visteon *	16	1,434
Waitr Holdings *	34	87
Wayfair, Cl A *	38	9,425
Wendy’s	118	2,578
Weyco Group	3	48
Whirlpool	37	6,844
Williams-Sonoma	44	4,013
Wingstop	17	1,978
Winmark	2	339
Winnebago Industries	18	845

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Wolverine World Wide	45	$1,200
WW International *	35	741
Wyndham Destinations	48	1,566
Wyndham Hotels & Resorts	52	2,419
YETI Holdings *	32	1,583
Yum! Brands	180	16,799
ZAGG *	16	46
Zumiez *	12	336

		1,512,529

CONSUMER STAPLES — 6.1%
22nd Century Group *	79	57
Alico	2	58
Altria Group	1,134	40,915
Andersons	18	390
Archer-Daniels-Midland	334	15,444
B&G Foods	36	956
Beyond Meat *	18	2,564
BJ’s Wholesale Club Holdings *	77	2,948
Boston Beer, Cl A *	5	5,196
Brown-Forman, Cl B	180	12,548
Bunge	80	4,538
Calavo Growers	9	604
Cal-Maine Foods *	17	652
Campbell Soup	108	5,040
Casey’s General Stores	21	3,540
Celsius Holdings *	15	302
Central Garden & Pet, Cl A *	23	814
Chefs’ Warehouse *	15	203
Clorox	74	15,337
Coca-Cola	2,541	122,119
Coca-Cola Consolidated	3	687
Colgate-Palmolive	504	39,761
Conagra Brands	289	10,141
Constellation Brands, Cl A	95	15,697
Coty, Cl A	163	473
Darling Ingredients *	93	3,999
Edgewell Personal Care *	31	813
elf Beauty *	21	426
Energizer Holdings	34	1,338
Estee Lauder, Cl A	131	28,774
Farmer Brothers *	8	28
Flowers Foods	110	2,594
Fresh Del Monte Produce	19	409
Freshpet *	22	2,519
General Mills	361	21,343
Grocery Outlet Holding *	30	1,321
Hain Celestial Group *	58	1,784
Herbalife Nutrition *	76	3,431
Hershey	88	12,096
HF Foods Group *	19	125
Hormel Foods	166	8,083
Hostess Brands, Cl A *	71	897
Ingles Markets, Cl A	8	287
Ingredion	38	2,694

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES — continued
Inter Parfums	10	$411
J&J Snack Foods	9	1,220
JM Smucker	66	7,405
John B Sanfilippo & Son	5	364
Kellogg	205	12,892
Keurig Dr Pepper	179	4,815
Kimberly-Clark	202	26,783
Kraft Heinz	587	17,957
Lamb Weston Holdings	87	5,520
Lancaster Colony	10	1,661
Landec *	16	154
Lifevantage *	7	77
Limoneira	9	124
McCormick	73	13,177
Medifast	6	843
MGP Ingredients	8	336
Molson Coors Beverage, Cl B	99	3,491
Mondelez International, Cl A	846	44,941
Monster Beverage *	222	16,999
National Beverage *	7	548
Natural Grocers by Vitamin Cottage	5	53
Nature’s Sunshine Products *	11	115
Nu Skin Enterprises, Cl A	29	1,431
Oil-Dri Corp of America	3	102
PepsiCo	823	109,697
Performance Food Group *	74	2,487
Philip Morris International	940	66,760
Pilgrim’s Pride *	30	502
Post Holdings *	37	3,178
PriceSmart	12	828
Procter & Gamble	1,459	200,028
Revlon, Cl A *	4	16
Sanderson Farms	11	1,408
Seneca Foods, Cl A *	4	147
Simply Good Foods *	48	902
SpartanNash	20	368
Spectrum Brands Holdings	23	1,308
Sprouts Farmers Market *	67	1,276
Sysco	305	16,871
Tootsie Roll Industries	10	299
TreeHouse Foods *	32	1,243
Turning Point Brands	5	187
Tyson Foods, Cl A	172	9,844
United Natural Foods *	30	437
Universal	14	558
US Foods Holding *	126	2,633
USANA Health Sciences *	7	530
Vector Group	70	643
Village Super Market, Cl A	5	113
WD-40	8	1,947
Weis Markets	9	409

		979,983

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
ENERGY — 2.3%
Antero Midstream	157	$900
Antero Resources *	139	473
Apache	216	1,793
Arch Resources	9	275
Archrock	74	439
Baker Hughes, Cl A	395	5,834
Berry Petroleum	45	118
Bonanza Creek Energy *	11	195
Brigham Minerals, Cl A	17	150
Bristow Group *	3	62
Cabot Oil & Gas	233	4,145
Cactus, Cl A	27	459
Callon Petroleum *	22	115
Centennial Resource Development, Cl A *	110	68
ChampionX *	44	384
Cheniere Energy *	147	7,037
Chesapeake Energy *	5	19
Chevron	1,158	80,480
Cimarex Energy	57	1,446
Clean Energy Fuels *	85	211
CNX Resources *	106	1,028
Comstock Resources *	11	58
Concho Resources	112	4,649
ConocoPhillips	650	18,603
CONSOL Energy *	15	57
Contango Oil & Gas *	53	66
Continental Resources	43	517
Core Laboratories	25	361
CVR Energy	58	639
Delek US Holdings	36	362
Devon Energy	213	1,902
DHT Holdings	68	327
Diamond S Shipping *	14	79
Diamondback Energy	90	2,336
DMC Global	8	285
Dorian LPG *	28	230
Dril-Quip *	20	518
EOG Resources	346	11,847
EQT	146	2,210
Equitrans Midstream	119	864
Evolution Petroleum	17	38
Exterran *	18	76
Exxon Mobil	2,573	83,930
Falcon Minerals	21	39
Frank’s International *	75	131
Geospace Technologies *	7	36
Goodrich Petroleum *	5	48
Green Plains *	19	287
Gulfport Energy *	81	21
Halliburton	519	6,259
Helix Energy Solutions Group *	81	201
Helmerich & Payne	61	907

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Hess	162	$6,030
HollyFrontier	92	1,703
International Seaways	17	230
Kinder Morgan	1,170	13,923
Laredo Petroleum *	5	40
Liberty Oilfield Services, Cl A	35	234
Magnolia Oil & Gas *	70	304
Marathon Oil	453	1,794
Marathon Petroleum	395	11,653
Matador Resources *	63	445
Matrix Service *	15	114
Montage Resources *	10	50
Murphy Oil	83	641
Nabors Industries	4	114
NACCO Industries, Cl A	2	39
National Energy Services Reunited *	33	244
National Oilwell Varco	222	1,865
Natural Gas Services Group*	7	61
Newpark Resources *	50	36
NexTier Oilfield Solutions *	96	181
Noble PLC *	142	3
Northern Oil and Gas	14	52
Oasis Petroleum *	161	18
Occidental Petroleum	516	4,711
Oceaneering International *	56	228
Oil States International *	34	85
ONEOK	251	7,279
Overseas Shipholding Group, Cl A *	39	74
Par Pacific Holdings *	30	193
Parsley Energy, Cl A	172	1,722
Patterson-UTI Energy	105	269
PBF Energy, Cl A	55	257
PDC Energy *	56	668
Peabody Energy	55	71
Penn Virginia *	9	69
Phillips 66	266	12,412
PHX Minerals	9	14
Pioneer Natural Resources	97	7,717
Plains GP Holdings, Cl A	102	652
ProPetro Holding *	42	166
QEP Resources	136	122
Range Resources	143	941
Renewable Energy Group *	22	1,241
REX American Resources *	3	218
RPC *	32	76
SandRidge Energy *	20	34
Schlumberger	831	12,415
SEACOR Holdings *	11	337
SEACOR Marine Holdings *	11	19
Select Energy Services, Cl A *	43	130
SM Energy	64	103

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Solaris Oilfield Infrastructure, Cl A	17	$101
Southwestern Energy *	308	822
Talos Energy *	5	33
Targa Resources	131	2,103
Tellurian *	71	68
Tidewater *	22	129
Transocean *	330	221
US Silica Holdings	39	106
Valero Energy	249	9,614
Viper Energy Partners	35	245
W&T Offshore *	54	76
Whiting Petroleum *	1	10
Williams	744	14,277
World Fuel Services	36	758
WPX Energy *	233	1,074

		365,148

FINANCIALS — 11.6%
1st Constitution Bancorp	5	65
1st Source	10	335
ACNB	5	104
Affiliated Managers Group	27	2,035
AGNC Investment ‡	349	4,875
Alleghany	8	4,375
Allegiance Bancshares	11	311
Allstate	189	16,774
Ally Financial	222	5,923
Altabancorp	9	196
Amalgamated Bank, Cl A	8	89
Ambac Financial Group *	26	319
Amerant Bancorp, Cl A *	12	121
American Equity Investment Life Holding	52	1,291
American Express	474	43,247
American Financial Group	45	3,372
American International Group	521	16,406
American National Bankshares	6	137
American National Group	11	757
Ameriprise Financial	74	11,901
Ameris Bancorp	38	1,113
AMERISAFE	11	649
Ames National	5	97
Annaly Capital Management ‡	900	6,380
Anworth Mortgage Asset ‡	56	92
Apollo Commercial Real Estate Finance ‡	87	757
Arbor Realty Trust ‡	59	697
Arch Capital Group *	234	7,069
Ares Commercial Real Estate ‡	17	158
Ares Management, Cl A	57	2,411
Argo Group International Holdings	19	678

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Arlington Asset Investment, Cl A ‡	21	$52
ARMOUR Residential ‡	33	315
Arrow Financial	8	219
Arthur J Gallagher	112	11,616
Artisan Partners Asset Management, Cl A	33	1,322
Assetmark Financial Holdings *	9	190
Associated Banc-Corp	86	1,177
Associated Capital Group	2	64
Assurant	35	4,353
Assured Guaranty	51	1,302
Athene Holding, Cl A *	78	2,502
Atlantic Capital Bancshares *	12	167
Atlantic Union Bankshares	44	1,113
Axis Capital Holdings	47	2,006
Axos Financial *	31	845
B. Riley Financial	9	236
Banc of California	27	324
BancFirst	10	445
Bancorp *	29	278
BancorpSouth Bank	59	1,381
Bank First	4	256
Bank of America	5,138	121,770
Bank of Commerce Holdings	9	72
Bank of Hawaii	23	1,395
Bank of Marin Bancorp	7	211
Bank of New York Mellon	527	18,108
Bank OZK	70	1,735
BankFinancial	8	59
BankUnited	53	1,338
Bankwell Financial Group	4	66
Banner	20	737
Bar Harbor Bankshares	9	184
BCB Bancorp	9	82
Berkshire Hathaway, Cl B *	808	163,134
BGC Partners, Cl A	159	469
BlackRock, Cl A	90	53,928
Blackstone Group, Cl A	400	20,168
Blucora *	27	269
BOK Financial	18	1,057
Boston Private Financial Holdings	48	297
Bridge Bancorp	10	195
Bridgewater Bancshares *	13	144
Brighthouse Financial *	60	1,986
Brightsphere Investment Group	49	676
Brookline Bancorp	45	431
Brown & Brown	140	6,091
Bryn Mawr Bank	11	295
Business First Bancshares	7	116
Byline Bancorp	13	171
C&F Financial	2	62
Cadence BanCorp, Cl A	72	808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Cambridge Bancorp ..	3	$186
Camden National	9	288
Cannae Holdings *	43	1,590
Capital Bancorp *	5	53
Capital City Bank Group	7	149
Capital One Financial	270	19,732
Capitol Federal Financial	76	872
Capstar Financial Holdings	8	83
Capstead Mortgage ‡	54	276
Cathay General Bancorp	43	1,012
Cboe Global Markets	64	5,203
CBTX	10	189
Central Pacific Financial	16	220
Central Valley Community Bancorp	6	77
Century Bancorp, Cl A	2	143
Charles Schwab	1,006	41,357
Chemung Financial	2	68
Cherry Hill Mortgage Investment ‡	9	82
Chimera Investment ‡	105	877
Chubb	266	34,556
Cincinnati Financial	91	6,437
CIT Group	57	1,679
Citigroup	1,230	50,946
Citizens, Cl A *	26	150
Citizens & Northern	8	136
City Holding	9	544
Civista Bancshares	9	128
CME Group, Cl A	209	31,500
CNA Financial	164	4,886
CNB Financial	8	145
Coastal Financial *	5	74
Codorus Valley Bancorp	5	67
Cohen & Steers	14	788
Colony Bankcorp	4	50
Colony Credit Real Estate ‡	48	252
Columbia Banking System	41	1,165
Columbia Financial *	29	354
Comerica	84	3,823
Commerce Bancshares	62	3,860
Community Bank System	29	1,682
Community Bankers Trust	12	66
Community Financial	3	66
Community Trust Bancorp	10	318
ConnectOne Bancorp	20	309
Cowen, Cl A	15	322
Crawford, Cl A	9	58
Credit Acceptance *	7	2,087
CrossFirst Bankshares *	26	217
Cullen	32	2,249
Curo Group Holdings	9	67
Customers Bancorp *	17	235
Diamond Hill Investment Group	2	274
Dime Community Bancshares	17	215
Discover Financial Services	184	11,962
Donegal Group, Cl A	7	102
Donnelley Financial Solutions *	19	240

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Dynex Capital ‡	13	$213
Eagle Bancorp	17	509
East West Bancorp	81	2,955
Eaton Vance	63	3,767
eHealth *	14	940
Ellington Financial ‡	24	294
Employers Holdings	17	544
Encore Capital Group *	17	543
Enova International *	19	292
Enterprise Bancorp	5	113
Enterprise Financial Services	14	408
Equitable Holdings	245	5,265
Equity Bancshares, Cl A *	8	147
Erie Indemnity, Cl A	11	2,562
Esquire Financial Holdings *	4	62
ESSA Bancorp	5	64
Essent Group	55	2,193
Evans Bancorp	3	68
Evercore, Cl A	22	1,750
Everest Re Group	27	5,321
Exantas Capital ‡	18	34
EZCORP, Cl A *	29	129
FactSet Research Systems	22	6,743
Farmers & Merchants Bancorp	6	120
Farmers National Banc	15	175
FB Financial	16	472
FBL Financial Group, Cl A	6	298
Federal Agricultural Mortgage, Cl C	5	323
Federated Hermes, Cl B	55	1,315
FedNat Holding	6	31
Fidelity D&D Bancorp	2	95
Fidelity National Financial	187	5,851
Fifth Third Bancorp	431	10,007
Financial Institutions	9	160
First American Financial	63	2,809
First Bancorp	5	116
First Bancorp/Southern Pines	16	385
First Bancshares	12	286
First Bank	11	82
First Busey	27	486
First Business Financial Services	5	86
First Capital	2	121
First Choice Bancorp	6	84
First Citizens BancShares, Cl A	3	1,388
First Commonwealth Financial	56	483
First Financial	7	243
First Financial Bancorp	55	787
First Financial Bankshares	74	2,206
First Financial Northwest	4	40
First Foundation	22	327
First Guaranty Bancshares	3	44
First Hawaiian	74	1,277
First Horizon National	330	3,435
First Internet Bancorp	5	108
First Interstate BancSystem, Cl A	24	847
First Merchants	31	809

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
First Mid Bancshares	8	$222
First Midwest Bancorp	65	816
First Northwest Bancorp	5	59
First of Long Island	13	201
First Republic Bank	101	12,739
FirstCash	23	1,197
Flagstar Bancorp	20	587
Flushing Financial	15	192
FNB	187	1,414
FNCB Bancorp	10	55
Focus Financial Partners, Cl A*	16	584
Franklin Financial Services	2	44
Franklin Resources	165	3,094
FS Bancorp	2	93
Fulton Financial	92	1,011
FVCBankcorp*	6	74
GAMCO Investors, Cl A	5	62
Genworth Financial, Cl A*	287	1,128
German American Bancorp	14	422
Glacier Bancorp	55	1,969
Globe Life	62	5,028
Goldman Sachs Group	197	37,241
Goosehead Insurance, Cl A	8	980
Granite Point Mortgage Trust ‡	31	209
Great Ajax ‡	11	84
Great Southern Bancorp	6	246
Great Western Bancorp	32	416
Green Dot, Cl A*	26	1,386
Greene County Bancorp	2	45
Greenhill	8	103
Greenlight Capital Re, Cl A*	16	108
Guaranty Bancshares	4	116
Hamilton Lane, Cl A	14	976
Hancock Whitney	50	1,144
Hanmi Financial	17	153
Hanover Insurance Group	22	2,105
HarborOne Bancorp	30	282
Hartford Financial Services Group	214	8,243
Hawthorn Bancshares	3	57
HCI Group	4	188
Heartland Financial USA	20	659
Heritage Commerce	33	239
Heritage Financial	20	419
Heritage Insurance Holdings	14	132
Hilltop Holdings	39	890
Home Bancorp	4	101
Home BancShares	88	1,461
HomeStreet	13	404
HomeTrust Bancshares	9	144
Hope Bancorp	69	557
Horace Mann Educators	24	814
Houlihan Lokey, Cl A	25	1,568
Howard Bancorp*	7	71
Huntington Bancshares	617	6,441
Independence Holding	3	113
Independent Bank	19	1,089

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Independent Bank/MI	12	$180
Independent Bank Group	21	1,083
Interactive Brokers Group, Cl A	41	1,950
Intercontinental Exchange	319	30,114
International Bancshares	31	858
Invesco	276	3,618
Invesco Mortgage Capital ‡	104	281
Investar Holding	6	84
Investors Bancorp	131	1,108
Investors Title	1	134
James River Group Holdings	17	794
Jefferies Financial Group	127	2,478
JPMorgan Chase	1,786	175,098
Kearny Financial	44	370
Kemper	37	2,281
KeyCorp	585	7,593
Kinsale Capital Group	12	2,250
KKR Real Estate Finance Trust ‡	18	301
Ladder Capital, Cl A ‡	57	428
Lakeland Bancorp	28	312
Lakeland Financial	14	716
Lazard, Cl A	58	1,953
LCNB	7	96
LendingClub *	37	173
LendingTree *	5	1,618
Level One Bancorp	3	47
Lincoln National	111	3,896
Live Oak Bancshares	17	634
Loews	145	5,029
LPL Financial Holdings	45	3,597
Luther Burbank	19	179
M&T Bank	78	8,078
Macatawa Bank	15	108
Mackinac Financial	5	50
MainStreet Bancshares *	4	60
Malvern Bancorp *	4	50
Markel *	8	7,462
MarketAxess Holdings	22	11,855
Marlin Business Services	6	44
Marsh & McLennan	296	30,624
MBIA *	40	228
Medallion Financial *	12	32
Mercantile Bank	9	197
Merchants Bancorp	5	108
Mercury General	16	651
Meridian Bancorp	27	336
Meta Financial Group	18	528
MFA Financial ‡	258	728
MGIC Investment	193	1,942
Mid Penn Bancorp	4	78
Midland States Bancorp	12	179
MidWestOne Financial Group	9	181
MMA Capital Holdings *	3	75
Moelis, Cl A	30	1,116

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Moody’s	110	$28,919
Morgan Stanley	825	39,724
Morningstar	13	2,475
Mortgage Investment Trust ‡	18	47
Mr Cooper Group *	41	864
MSCI, Cl A	49	17,142
MVB Financial	6	96
Nasdaq	69	8,348
National Bank Holdings, Cl A	17	513
National Bankshares	4	109
National General Holdings	39	1,325
National Western Life Group, Cl A	2	339
Navient	109	873
NBT Bancorp	25	685
Nelnet, Cl A	11	671
New Residential Investment ‡	238	1,785
New York Community Bancorp	262	2,177
New York Mortgage Trust ‡	216	549
NI Holdings *	5	84
Nicolet Bankshares *	5	309
NMI Holdings, Cl A *	39	838
Northern Trust	123	9,627
Northfield Bancorp	25	254
Northrim BanCorp	4	114
Northwest Bancshares	58	619
Norwood Financial	3	69
Oak Valley Bancorp	3	42
OceanFirst Financial	34	509
Ocwen Financial	5	116
Ohio Valley Banc	2	43
Old National Bancorp	93	1,300
Old Republic International	164	2,670
Old Second Bancorp	16	137
OneMain Holdings, Cl A	56	1,954
OP Bancorp	7	45
Oppenheimer Holdings, Cl A	5	125
Orchid Island Capital, Cl A ‡	38	197
Origin Bancorp	12	268
Orrstown Financial Services	6	84
Pacific Mercantile Bancorp *	11	41
Pacific Premier Bancorp	48	1,224
PacWest Bancorp	67	1,289
Palomar Holdings *	10	892
Park National	9	825
Parke Bancorp	6	72
PCB Bancorp	7	66
PCSB Financial	8	108
PDL Community Bancorp *	4	36
Peapack Gladstone Financial	10	169
Penns Woods Bancorp	4	83
PennyMac Financial Services	35	1,779
PennyMac Mortgage Investment Trust ‡	57	853
Peoples Bancorp	11	249

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Peoples Bancorp of North Carolina	3	$52
Peoples Financial Services	4	143
People’s United Financial	242	2,582
Pinnacle Financial Partners	42	1,923
Pioneer Bancorp *	7	66
Piper Sandler	10	835
PJT Partners	12	812
PNC Financial Services Group	253	28,305
PRA Group *	25	853
Premier Financial	21	378
Premier Financial Bancorp	7	88
Primerica	23	2,536
Principal Financial Group	165	6,471
ProAssurance	30	463
Progressive	342	31,430
ProSight Global *	15	177
Prosperity Bancshares	52	2,866
Protective Insurance	5	66
Provident Bancorp	4	34
Provident Financial Holdings	3	38
Provident Financial Services	41	556
Prudential Financial	242	15,493
Pzena Investment Management, Cl A	10	52
QCR Holdings	9	279
Radian Group	112	2,010
Raymond James Financial	74	5,657
RBB Bancorp	9	115
Ready Capital ‡	29	326
Red River Bancshares	3	136
Redwood Trust ‡	65	553
Regional Management	6	122
Regions Financial	580	7,714
Reinsurance Group of America, Cl A	37	3,738
Reliant Bancorp	8	135
Renasant	31	884
Republic Bancorp, Cl A	6	200
Republic First Bancorp *	26	58
Riverview Bancorp	12	56
RLI	25	2,168
S&P Global	142	45,828
S&T Bancorp	22	435
Safeguard Scientifics	12	70
Safety Insurance Group	8	560
Sandy Spring Bancorp	27	684
Santander Consumer USA Holdings	51	1,037
Sculptor Capital Management, Cl A	10	108
Seacoast Banking Corp of Florida *	29	623
SEI Investments	72	3,539
Select Bancorp *	9	67
Selective Insurance Group	34	1,770
ServisFirst Bancshares	27	996
Shore Bancshares	7	76

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Sierra Bancorp	8	$159
Signature Bank NY	32	2,584
Silvercrest Asset Management Group, Cl A	5	56
Simmons First National, Cl A	62	1,053
SLM	214	1,967
SmartFinancial	8	120
South Plains Financial	6	88
South State	40	2,456
Southern First Bancshares *	4	107
Southern Missouri Bancorp	4	102
Southern National Bancorp of Virginia	11	106
Southside Bancshares	18	485
Spirit MTA *,‡	23	18
Spirit of Texas Bancshares	8	102
Starwood Property Trust ‡	172	2,402
State Auto Financial	10	123
State Street	210	12,369
Sterling Bancorp	9	32
Sterling Bancorp/DE	111	1,485
Stewart Information Services	13	551
Stifel Financial	38	2,221
Stock Yards Bancorp	12	459
StoneX Group *	9	477
Summit Financial Group	6	108
SVB Financial Group *	30	8,720
Synchrony Financial	347	8,682
Synovus Financial	84	2,184
T Rowe Price Group	138	17,479
TCF Financial	86	2,340
Territorial Bancorp	5	106
Texas Capital Bancshares *	29	1,305
TFS Financial	30	471
Timberland Bancorp	4	76
Tiptree	13	63
Tompkins Financial	7	392
TPG RE Finance Trust ‡	35	274
Tradeweb Markets, Cl A	40	2,179
Travelers	151	18,227
TriCo Bancshares	15	434
TriState Capital Holdings *	16	201
Triumph Bancorp *	13	548
Truist Financial	807	33,990
Trupanion *	16	1,145
TrustCo Bank NY	54	297
Trustmark	33	772
Two Harbors Investment ‡	155	784
UMB Financial	25	1,522
Umpqua Holdings	125	1,570
Union Bankshares	2	42
United Bankshares	57	1,495
United Community Banks	45	942
United Fire Group	12	246

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
United Insurance Holdings	12	$53
United Security Bancshares	8	50
Unity Bancorp	5	70
Universal Insurance Holdings	17	212
Univest Financial	16	254
Unum Group	116	2,049
US Bancorp	911	35,482
Valley National Bancorp	225	1,719
Veritex Holdings	26	513
Victory Capital Holdings, Cl A	9	165
Virtu Financial, Cl A	45	962
Virtus Investment Partners	4	638
Voya Financial	72	3,451
Waddell & Reed Financial, Cl A.	37	568
Walker & Dunlop	17	1,069
Washington Federal	43	915
Washington Trust Bancorp	9	304
Waterstone Financial	13	219
Webster Financial	51	1,643
Wells Fargo	2,477	53,131
WesBanco	38	923
West BanCorp	8	133
Westamerica BanCorp	15	786
Western Alliance Bancorp	54	2,225
Western Asset Mortgage Capital ‡ .	31	60
Western New England Bancorp	13	75
Westwood Holdings Group	5	48
White Mountains Insurance Group	2	1,817
Willis Towers Watson PLC	76	13,868
Wintrust Financial	33	1,625
WisdomTree Investments	67	244
World Acceptance *	4	336
WR Berkley	86	5,170
WSFS Financial	29	919
Zions Bancorp	94	3,033

		1,858,506

HEALTH CARE — 7.1%
Abbott Laboratories	1,029	108,157
ABIOMED *	26	6,549
Acadia Healthcare *	50	1,783
ACADIA Pharmaceuticals *	89	4,134
Accelerate Diagnostics *	17	160
Acceleron Pharma *	26	2,719
Accuray *	50	146
AcelRx Pharmaceuticals *	45	77
Acorda Therapeutics *	27	24
Adamas Pharmaceuticals *	13	40
Adaptive Biotechnologies *	68	3,133
Addus HomeCare *	9	878
ADMA Biologics *	44	88
Adverum Biotechnologies *	41	447
Aeglea BioTherapeutics, Cl Savings Shares *	15	115

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Aerie Pharmaceuticals *	23	$244
Agenus *	74	273
Agile Therapeutics *	43	117
Agios Pharmaceuticals *	35	1,402
Akebia Therapeutics *	68	151
Akero Therapeutics *	6	159
Albireo Pharma *	7	221
Aldeyra Therapeutics *	15	100
Alector *	30	282
Alexion Pharmaceuticals *	131	15,083
Align Technology *	43	18,321
Alkermes PLC *	90	1,463
Allakos *	14	1,332
Allogene Therapeutics *	30	1,018
Allscripts Healthcare Solutions *.	91	917
Alnylam Pharmaceuticals *	66	8,116
Alphatec Holdings *	26	222
AMAG Pharmaceuticals *	19	261
Amedisys *	19	4,921
American Renal Associates Holdings *	18	207
AmerisourceBergen, Cl A	89	8,550
Amicus Therapeutics *	145	2,585
AMN Healthcare Services *	27	1,763
AnaptysBio *	14	412
Anavex Life Sciences *	32	189
AngioDynamics *	21	217
ANI Pharmaceuticals *	6	153
Apellis Pharmaceuticals *	33	1,053
Apollo Medical Holdings *	10	173
Applied Genetic Technologies *	13	67
Apyx Medical *	17	102
Arcus Biosciences *	16	349
Ardelyx *	40	204
Arena Pharmaceuticals *	29	2,486
Arrowhead Pharmaceuticals *	53	3,037
Arvinas *	14	293
Assembly Biosciences *	17	251
Atara Biotherapeutics *	30	387
Athenex *	36	410
Athersys *	102	179
Atreca, Cl A *	12	160
AtriCure *	22	760
Atrion	1	601
Avanos Medical *	27	954
Avid Bioservices *	32	232
Avrobio *	16	228
Axonics Modulation Technologies *	10	469
Axsome Therapeutics *	17	1,127
Beyondspring *	5	74
BioCryst Pharmaceuticals *	86	329
BioDelivery Sciences International *	51	161

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Biohaven Pharmaceutical Holding *	29	$2,246
BioMarin Pharmaceutical *	105	7,815
BioSig Technologies *	11	35
BioSpecifics Technologies *	3	264
BioTelemetry *	19	809
Bioxcel Therapeutics *	6	274
Bluebird Bio *	32	1,655
Blueprint Medicines *	30	3,068
Boston Scientific *	817	27,998
Bridgebio Pharma *	41	1,574
Bristol-Myers Squibb	1,345	78,614
Brookdale Senior Living *	104	306
Bruker	59	2,510
Calithera Biosciences *	36	127
Cantel Medical	22	1,052
Cara Therapeutics *	24	318
Cardiovascular Systems *	20	713
CareDx *	24	1,177
CASI Pharmaceuticals *	23	54
Castle Biosciences *	5	232
Castlight Health, Cl B *	54	48
Catalent *	92	8,075
Catalyst Pharmaceuticals *	55	163
Cellular Biomedicine Group *	6	108
CEL-SCI *	21	253
Cerner	174	12,196
Cerus *	92	483
Change Healthcare *	29	410
Checkpoint Therapeutics *	23	50
Chemed	9	4,305
ChemoCentryx *	25	1,200
Chiasma *	18	68
Chimerix *	26	69
ChromaDex *	24	108
Clovis Oncology *	41	202
Codexis *	32	426
Coherus Biosciences *	37	617
Collegium Pharmaceutical *	18	321
Computer Programs & Systems	8	223
Concert Pharmaceuticals *	15	155
Conformis *	37	26
CONMED	16	1,248
Constellation Pharmaceuticals *	13	255
Corbus Pharmaceuticals Holdings *	41	39
CorMedix *	14	71
Cortexyme *	7	335
CorVel *	5	456
Covetrus *	56	1,383
Crinetics Pharmaceuticals *	11	133
Cross Country Healthcare *	20	157
CryoLife *	21	352
CryoPort *	21	843
Cue Biopharma *	13	145

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Cutera *	10	$189
Cyclerion Therapeutics *	13	30
Cymabay Therapeutics *	36	300
Cytokinetics *	31	476
CytomX Therapeutics *	26	172
CytoSorbents *	20	153
DaVita *	72	6,210
Deciphera Pharmaceuticals *	21	1,219
Denali Therapeutics *	41	1,754
DENTSPLY SIRONA	130	6,135
DexCom *	54	17,257
Dicerna Pharmaceuticals *	35	735
Dynavax Technologies, Cl A *	45	168
Editas Medicine *	31	959
Edwards Lifesciences *	365	26,167
Eidos Therapeutics *	8	567
Elanco Animal Health *	235	7,287
Eli Lilly	498	64,968
Eloxx Pharmaceuticals *	13	33
Emergent BioSolutions *	25	2,249
Enanta Pharmaceuticals *	10	436
Encompass Health	56	3,433
Enochian Biosciences *	8	24
Ensign Group	29	1,706
Enzo Biochem *	25	46
Epizyme *	48	593
Esperion Therapeutics *	15	450
Evelo Biosciences *	7	28
Evofem Biosciences *	26	62
Evolent Health, Cl A *	48	477
Evolus *	13	39
Exact Sciences *	87	10,773
Exelixis *	170	3,482
EyePoint Pharmaceuticals *	47	18
Fate Therapeutics *	42	1,865
FibroGen *	47	1,804
Five Prime Therapeutics *	20	91
Flexion Therapeutics *	18	216
G1 Therapeutics *	16	176
Galectin Therapeutics *	24	61
Genesis Healthcare, Cl A *	31	13
GenMark Diagnostics *	32	391
Gilead Sciences	749	43,555
Glaukos *	24	1,342
Global Blood Therapeutics *	34	1,798
GlycoMimetics *	19	53
Gossamer Bio *	25	208
Gritstone Oncology *	12	33
Guardant Health *	31	3,306
Haemonetics *	29	2,932
Halozyme Therapeutics *	74	2,072
Hanger *	21	367
Harpoon Therapeutics *	8	116
Health Catalyst *	13	448

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
HealthEquity *	40	$2,060
HealthStream *	15	275
Heron Therapeutics *	52	848
Heska *	4	469
Hill-Rom Holdings	38	3,461
HMS Holdings *	50	1,331
Hologic *	155	10,667
Homology Medicines *	24	254
Hookipa Pharma *	7	66
Horizon Therapeutics PLC *	111	8,317
ICU Medical *	11	1,956
IDEXX Laboratories *	50	21,241
ImmunoGen *	99	558
Incyte *	127	11,003
Innoviva *	40	432
Inogen *	10	292
Inovalon Holdings, Cl A *	42	798
Insmed *	49	1,614
Inspire Medical Systems *	14	1,672
Insulet *	37	8,223
Integer Holdings *	18	1,052
Integra LifeSciences Holdings*	41	1,808
Intellia Therapeutics *	23	551
Intercept Pharmaceuticals *	15	417
Intersect ENT *	18	279
Intra-Cellular Therapies *	33	814
IntriCon *	5	63
Intuitive Surgical *	68	45,360
Invacare	19	154
Invitae *	67	2,627
Ionis Pharmaceuticals *	76	3,568
Iovance Biotherapeutics *	67	2,391
iRadimed *	3	68
iRhythm Technologies *	15	3,172
Ironwood Pharmaceuticals, Cl A *	89	879
Jazz Pharmaceuticals PLC *	31	4,467
Joint *	8	150
Jounce Therapeutics *	9	75
Kadmon Holdings *	82	279
Kala Pharmaceuticals *	26	172
Kaleido Biosciences *	6	37
Karuna Therapeutics *	9	731
Kezar Life Sciences *	14	72
Kindred Biosciences *	21	73
Kiniksa Pharmaceuticals, Cl A *	10	157
Kodiak Sciences *	20	1,816
Krystal Biotech *	6	258
Kura Oncology *	24	750
La Jolla Pharmaceutical *	15	51
Lannett *	18	116
Lantheus Holdings *	35	380
LeMaitre Vascular	10	325
LENSAR	5	49
Lexicon Pharmaceuticals *	59	65

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
LHC Group *	17	$3,681
Liquidia Technologies *	9	42
LivaNova PLC *	28	1,410
Livongo Health *	22	2,808
MacroGenics *	25	485
Madrigal Pharmaceuticals *	6	764
Magenta Therapeutics *	17	107
Mallinckrodt PLC *	48	7
MannKind *	116	233
Marinus Pharmaceuticals *	11	143
Marker Therapeutics *	18	24
Masimo *	29	6,491
MediciNova *	21	117
MEI Pharma *	48	125
MeiraGTx Holdings PLC *	14	179
Meridian Bioscience *	24	412
Merit Medical Systems *	31	1,552
Mersana Therapeutics *	24	432
Mesa Laboratories	2	523
Mettler-Toledo International *	14	13,970
Mirati Therapeutics *	25	5,429
Mirum Pharmaceuticals *	6	95
Misonix *	7	80
Moderna *	118	7,961
Molecular Templates *	16	141
Morphic Holding *	7	188
Mustang Bio *	17	45
MyoKardia *	26	5,812
Myovant Sciences *	19	262
Myriad Genetics *	42	522
NanoString Technologies *	21	770
Natera *	40	2,690
National HealthCare	7	443
National Research	8	414
Natus Medical *	19	346
Nektar Therapeutics, Cl A *	101	1,600
Neogen *	30	2,092
Neurocrine Biosciences *	53	5,230
Nevro *	19	2,835
NextCure *	9	87
NextGen Healthcare *	30	408
NGM Biopharmaceuticals *	9	156
Novavax *	29	2,341
Ocular Therapeutix *	26	247
Odonate Therapeutics *	17	245
Omeros *	29	294
Omnicell *	24	2,077
Oncocyte *	28	41
Ontrak *	4	245
OptimizeRx *	7	139
Optinose *	13	42
Option Care Health *	19	253
OraSure Technologies *	36	538
OrthoPediatrics *	7	312

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Owens & Minor	35	$879
Oxford Immunotec Global PLC *	15	169
Pacific Biosciences of California *	80	1,049
Pacira BioSciences *	24	1,255
Palatin Technologies *	123	48
Paratek Pharmaceuticals *	21	100
Patterson	49	1,219
PDL BioPharma *	69	148
Pennant Group *	15	625
Penumbra *	19	4,960
Personalis *	9	223
PetIQ, Cl A *	13	371
Phibro Animal Health, Cl A	12	197
Phreesia *	12	444
Pieris Pharmaceuticals *	31	78
PRA Health Sciences *	38	3,703
Precision BioSciences *	20	126
Premier, Cl A	40	1,309
Prestige Consumer Healthcare *	29	958
Prevail Therapeutics *	16	157
Protagonist Therapeutics *	12	227
Proteostasis Therapeutics *	24	23
Providence Service *	7	823
PTC Therapeutics *	35	1,827
Pulse Biosciences *	6	73
Puma Biotechnology *	19	159
Quanterix *	11	403
Quest Diagnostics	79	9,650
Quidel *	22	5,902
R1 RCM *	57	1,021
Radius Health *	27	362
RadNet *	24	348
Reata Pharmaceuticals, Cl A *	15	1,751
Recro Pharma *	11	17
Regeneron Pharmaceuticals*	49	26,635
REGENXBIO *	20	575
Replimune Group *	8	334
ResMed	85	16,315
Retrophin *	24	486
Revance Therapeutics *	30	776
Rhythm Pharmaceuticals *	19	402
Rigel Pharmaceuticals *	95	236
Rocket Pharmaceuticals *	30	838
Rubius Therapeutics *	18	76
Sage Therapeutics *	29	2,128
Sarepta Therapeutics *	43	5,844
Savara *	21	22
Scholar Rock Holding *	11	428
Seagen	101	16,848
SeaSpine Holdings *	13	166
Select Medical Holdings *	62	1,301
Shockwave Medical *	14	956
SI-BONE *	12	252
Sientra *	25	106

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
SIGA Technologies *	45	$288
Silk Road Medical *	13	788
Simulations Plus	7	454
Soliton *	3	21
Spectrum Pharmaceuticals *	64	220
Spero Therapeutics *	8	105
SpringWorks Therapeutics *	16	928
STAAR Surgical *	25	1,813
STERIS PLC	50	8,860
Stoke Therapeutics *	9	346
Strongbridge Biopharma PLC *	28	55
Supernus Pharmaceuticals *	29	532
Surgalign Holdings *	39	68
Surmodics *	8	294
Sutro Biopharma *	6	77
Syndax Pharmaceuticals *	13	226
Syneos Health, Cl A *	36	1,911
Syros Pharmaceuticals *	18	120
Tabula Rasa HealthCare *	12	414
Tactile Systems Technology *	11	402
Tandem Diabetes Care *	33	3,597
TCR2 Therapeutics *	7	138
Teladoc Health *	43	8,448
Teleflex	27	8,592
TG Therapeutics *	57	1,440
Theravance Biopharma *	25	473
Tivity Health *	24	330
Translate Bio *	23	295
TransMedics Group *	9	108
Tricida *	22	124
Turning Point Therapeutics *	17	1,567
Twist Bioscience *	15	1,150
Tyme Technologies *	31	27
Ultragenyx Pharmaceutical *	32	3,216
United Therapeutics *	24	3,222
UNITY Biotechnology *	14	54
US Physical Therapy	7	555
Vanda Pharmaceuticals *	30	321
Vapotherm *	7	210
Varex Imaging *	22	295
Varian Medical Systems *	54	9,331
Veeva Systems, Cl A *	79	21,333
Veracyte *	28	970
Verrica Pharmaceuticals *	7	52
Vertex Pharmaceuticals *	152	31,672
Viela Bio *	12	383
ViewRay *	57	169
Viking Therapeutics *	41	231
Vocera Communications *	18	590
Voyager Therapeutics *	13	138
VYNE Therapeutics *	29	46
Waters *	36	8,021
West Pharmaceutical Services	43	11,699
X4 Pharmaceuticals *	7	40

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Xencor *	32	$1,228
Xeris Pharmaceuticals *	20	95
Y-mAbs Therapeutics *	14	598
Zimmer Biomet Holdings	123	16,248
ZIOPHARM Oncology *	114	238
Zoetis, Cl A	278	44,077
Zogenix *	32	682
Zynerba Pharmaceuticals *	12	41
Zynex *	9	115

		1,138,478

INDUSTRIALS — 8.8%
3M	343	54,866
AAON	23	1,343
AAR	19	370
Acacia Research *	28	88
ACCO Brands	52	274
Acuity Brands	22	1,961
ADT	64	422
Advanced Drainage Systems	30	1,903
AECOM *	90	4,036
Aegion, Cl A *	17	240
AeroVironment *	13	993
AGCO	35	2,696
Air Lease, Cl A	61	1,662
Air Transport Services Group *	33	925
Alamo Group	7	842
Alaska Air Group	70	2,652
Albany International, Cl A	17	866
Allegiant Travel, Cl A	7	943
Allegion PLC	55	5,418
Allied Motion Technologies	4	151
Allison Transmission Holdings	67	2,422
Altra Industrial Motion	37	1,582
AMERCO	5	1,736
Ameresco, Cl A *	12	461
American Airlines Group	241	2,718
American Superconductor *	11	153
American Woodmark *	9	743
AMETEK	135	13,257
AO Smith	79	4,084
Apogee Enterprises	15	358
Applied Industrial Technologies .	22	1,343
ArcBest	14	427
Arcosa	27	1,247
Argan	9	371
Armstrong World Industries	27	1,617
ASGN *	29	1,934
Astec Industries	13	660
Astronics *	13	83
Atkore International Group *	27	559
Atlas Air Worldwide Holdings *	15	887
Avis Budget Group *	39	1,313
Axon Enterprise *	34	3,363

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
AZZ	15	$504
Barnes Group	26	954
Barrett Business Services	4	237
Beacon Roofing Supply *	31	952
BG Staffing	5	40
Bloom Energy, Cl A *	47	594
Blue Bird *	14	162
BMC Stock Holdings *	38	1,504
Brady, Cl A	28	1,056
BrightView Holdings *	25	306
Brink’s	28	1,199
Builders FirstSource *	65	1,970
CAI International	9	237
Carlisle	32	3,964
Casella Waste Systems, Cl A *	26	1,404
Caterpillar	324	50,885
CBIZ *	30	680
CECO Environmental *	18	127
CH Robinson Worldwide	78	6,898
Chart Industries *	21	1,773
Cintas	52	16,357
CIRCOR International *	11	307
Clean Harbors *	30	1,589
Colfax *	53	1,441
Columbus McKinnon	13	441
Comfort Systems USA	20	916
Concrete Pumping Holdings *	16	52
Construction Partners, Cl A *	11	224
Copart *	121	13,354
Cornerstone Building Brands *	25	192
CoStar Group *	21	17,296
Covanta Holding	74	672
Covenant Transportation Group, Cl A *	7	96
CRA International	4	164
Crane	29	1,472
CSW Industrials	9	770
CSX	454	35,839
Cubic	18	1,064
Cummins	87	19,131
Curtiss-Wright	24	2,025
Daseke *	24	158
Deere	185	41,794
Delta Air Lines	376	11,521
Deluxe	24	515
Donaldson	73	3,468
Douglas Dynamics	13	443
Dover	85	9,410
Ducommun *	6	197
DXP Enterprises *	9	141
Dycom Industries *	17	1,104
Eagle Bulk Shipping	6	83
Eastern	3	61
Eaton PLC	247	25,637

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Echo Global Logistics *	15	$405
EMCOR Group	32	2,182
Emerson Electric	357	23,130
Encore Wire	11	508
Energous *	19	44
Energy Recovery *	22	213
Enerpac Tool Group, Cl A	34	606
EnerSys	24	1,718
Ennis	14	213
EnPro Industries	12	708
Equifax	72	9,835
ESCO Technologies	15	1,255
EVI Industries *	2	58
Evoqua Water Technologies *	51	1,169
Expeditors International of Washington	99	8,749
Exponent	29	2,018
Fastenal	339	14,654
Federal Signal	34	975
FedEx	143	37,104
Flowserve	75	2,184
Fluor	72	817
Forrester Research *	6	222
Fortune Brands Home & Security	83	6,712
Forward Air	16	1,008
Foundation Building Materials *	13	189
Franklin Covey *	7	118
Franklin Electric	22	1,314
FTI Consulting *	21	2,068
FuelCell Energy *	115	230
Gates Industrial PLC *	25	278
GATX	20	1,366
Genco Shipping & Trading	21	136
Gencor Industries *	5	58
Generac Holdings *	36	7,565
General Finance *	8	52
Gibraltar Industries *	18	1,034
GMS *	24	542
Gorman-Rupp	10	311
GP Strategies *	9	87
Graco	98	6,066
GrafTech International	40	270
Graham	5	66
Granite Construction	27	521
Great Lakes Dredge & Dock *	36	372
Greenbrier	18	486
Griffon	23	493
H&E Equipment Services	18	379
Harsco *	45	581
Hawaiian Holdings	26	360
HD Supply Holdings *	93	3,707
Healthcare Services Group	43	984
Heartland Express	26	476
HEICO	24	2,521

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Heidrick & Struggles International	11	$251
Helios Technologies	17	711
Herc Holdings *	16	710
Heritage-Crystal Clean *	9	148
Herman Miller	34	1,036
Hertz Global Holdings *	81	57
Hexcel	47	1,574
Hillenbrand	42	1,229
HNI	24	781
Honeywell International	418	68,950
Howmet Aerospace	249	4,295
Hub Group, Cl A *	18	902
Hubbell, Cl B	32	4,656
Hurco	4	119
Huron Consulting Group *	13	492
Hyster-Yale Materials Handling	3	127
IAA *	77	4,357
ICF International	10	654
IDEX	45	7,668
IES Holdings *	12	383
IHS Markit	235	19,005
Illinois Tool Works	188	36,826
Ingersoll Rand *	203	7,093
Insperity	21	1,608
Insteel Industries	11	239
Interface, Cl A	33	202
ITT	50	3,026
Jacobs Engineering Group	79	7,504
JB Hunt Transport Services	50	6,087
JELD-WEN Holding *	39	820
JetBlue Airways *	154	1,843
John Bean Technologies	18	1,511
Johnson Controls International PLC	457	19,289
Kadant	6	691
Kaman	16	635
Kansas City Southern	56	9,864
KAR Auction Services	73	1,063
Kelly Services, Cl A	19	330
Kennametal	46	1,426
Kforce	11	382
Kimball International, Cl B	20	206
Kirby *	32	1,232
Knight-Swift Transportation
Holdings, Cl A	71	2,697
Knoll	29	332
Korn Ferry	31	936
Landstar System	22	2,743
Lawson Products *	5	206
LB Foster, Cl A *	6	81
Lennox International	20	5,433
Lincoln Electric Holdings	33	3,360
Lindsay	6	632
Lydall *	10	198
Lyft, Cl A *	121	2,762

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Macquarie Infrastructure	50	$1,290
Manitowoc *	20	151
ManpowerGroup	34	2,308
Marten Transport	33	506
Masco	156	8,361
MasTec *	33	1,638
Matson	24	1,246
Matthews International, Cl A	17	371
Maxar Technologies	34	876
McGrath RentCorp	14	799
Meritor *	40	974
Mesa Air Group *	17	54
Middleby *	32	3,185
Miller Industries	6	180
Mistras Group *	10	37
Moog, Cl A	17	1,061
MRC Global *	45	192
MSA Safety	20	2,638
MSC Industrial Direct, Cl A	25	1,742
Mueller Industries	32	926
Mueller Water Products, Cl A	89	922
MYR Group *	9	385
Navistar International *	47	2,026
Nielsen Holdings PLC	202	2,729
NN	24	129
Nordson	31	5,996
Norfolk Southern	164	34,296
Northwest Pipe *	5	134
NOW *	63	256
NV5 Global *	5	280
nVent Electric PLC	89	1,606
Old Dominion Freight Line	63	11,993
Omega Flex	2	299
Oshkosh	39	2,627
Owens Corning	63	4,125
PACCAR	203	17,332
PAM Transportation Services *	1	40
Park Aerospace	11	116
Parker-Hannifin	76	15,835
Park-Ohio Holdings	5	99
Parsons *	58	1,828
Patrick Industries	12	669
Pentair PLC	96	4,777
PGT Innovations *	32	531
PICO Holdings *	11	91
Pitney Bowes	98	520
Plug Power *	183	2,562
Powell Industries	5	118
Preformed Line Products	1	55
Primoris Services	26	491
Proto Labs *	15	1,771
Quad	19	43
Quanex Building Products	19	346
Quanta Services	78	4,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Radiant Logistics *	21	$108
Raven Industries	20	438
RBC Bearings *	14	1,667
Regal Beloit	23	2,269
Republic Services, Cl A	190	16,752
Resideo Technologies *	70	706
Resources Connection	17	183
REV Group	15	118
Rexnord	69	2,214
Robert Half International	64	3,244
Rockwell Automation	69	16,361
Rollins	82	4,744
Roper Technologies	60	22,280
RR Donnelley & Sons	40	47
Rush Enterprises, Cl A	24	860
Ryder System	31	1,527
Saia *	15	2,215
Schneider National, Cl B	30	662
Scorpio Bulkers	3	33
Sensata Technologies Holding PLC *	90	3,934
Shyft Group	18	348
Simpson Manufacturing	25	2,218
SiteOne Landscape Supply *	24	2,868
SkyWest	28	813
Snap-on	32	5,041
Southwest Airlines	300	11,860
SP Plus *	13	240
Spirit AeroSystems Holdings, Cl A	59	1,073
Spirit Airlines *	39	685
SPX *	25	1,060
SPX FLOW *	24	1,016
Standex International	7	435
Stanley Black & Decker	92	15,290
Steelcase, Cl A	49	512
Stericycle *	52	3,240
Sterling Construction *	15	221
Sunrun *	80	4,162
Systemax	8	227
Team *	17	91
Teledyne Technologies *	21	6,492
Tennant	10	596
Terex	38	938
Tetra Tech	31	3,128
Thermon Group Holdings *	19	192
Timken	39	2,328
Titan International	33	91
Titan Machinery *	11	165
Toro	63	5,172
TPI Composites *	17	563
Trane Technologies PLC	142	18,851
Transcat *	4	124
TransDigm Group	30	14,322
TransUnion	112	8,922
Trex *	68	4,729

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
TriMas *	25	$608
TriNet Group *	23	1,585
Trinity Industries	66	1,243
Triumph Group	29	191
TrueBlue *	20	310
Tutor Perini *	23	311
Twin Disc *	6	30
Uber Technologies *	523	17,473
UFP Industries	34	1,697
UniFirst	9	1,474
Union Pacific	401	71,053
United Airlines Holdings *	142	4,808
United Parcel Service, Cl B	418	65,671
United Rentals *	44	7,845
Univar Solutions *	96	1,593
Universal Logistics Holdings	4	79
Upwork *	47	867
US Ecology	17	519
US Xpress Enterprises, Cl A *	13	94
Valmont Industries	12	1,703
Verisk Analytics, Cl A	96	17,085
Veritiv *	7	101
Viad	11	220
Vicor *	11	858
VSE	5	145
Wabash National	30	428
Waste Management	250	26,977
Watsco	19	4,259
Watts Water Technologies, Cl A	16	1,772
Welbilt *	81	492
Werner Enterprises	25	951
WESCO International *	28	1,155
Westinghouse Air Brake Technologies	106	6,286
Willdan Group *	6	157
Willis Lease Finance *	1	21
WillScot Mobile Mini Holdings, Cl A *	93	1,728
Woodward	33	2,625
WW Grainger	28	9,800
XPO Logistics *	52	4,680
Xylem	107	9,324
YRC Worldwide *	18	71

		1,410,923

INFORMATION TECHNOLOGY — 31.5%
2U *	35	1,290
3D Systems *	67	381
8x8 *	57	985
A10 Networks *	34	229
Acacia Communications *	22	1,490
Accenture PLC, Cl A	374	81,124
ACI Worldwide *	65	1,896
Adobe *	281	125,634
ADTRAN	27	289

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Advanced Energy Industries *	22	$1,484
Advanced Micro Devices *	650	48,939
Agilysys *	13	352
Airgain *	5	69
Akamai Technologies *	94	8,941
Akoustis Technologies *	18	149
Alarm.com Holdings *	25	1,458
Alliance Data Systems	27	1,392
Alpha & Omega Semiconductor *	11	174
Altair Engineering, Cl A *	23	990
Alteryx, Cl A *	30	3,761
Ambarella *	19	1,039
Amdocs	80	4,510
American Software, Cl A	17	250
Amkor Technology	55	652
Amphenol, Cl A	175	19,748
Analog Devices	217	25,721
Anaplan *	69	3,819
ANSYS *	50	15,219
Appfolio, Cl A *	8	1,143
Appian, Cl A *	20	1,266
Apple	10,285	1,119,625
Applied Materials	540	31,984
Applied Optoelectronics *	11	97
Arista Networks *	32	6,684
Arlo Technologies *	43	192
Arrow Electronics *	45	3,505
Aspen Technology *	39	4,283
Autodesk *	128	30,149
Automatic Data Processing	256	40,438
Avalara *	43	6,409
Avaya Holdings *	53	912
Avid Technology *	20	186
Avnet	57	1,406
Axcelis Technologies *	18	397
AXT *	22	131
Badger Meter	16	1,173
Bel Fuse, Cl B	6	70
Belden	25	772
Benchmark Electronics	20	417
Benefitfocus *	16	164
Black Knight *	85	7,476
Blackbaud	28	1,382
Blackline *	28	2,735
Bottomline Technologies DE *	24	953
Box, Cl A *	84	1,302
Brightcove *	22	278
Broadcom	233	81,464
Broadridge Financial Solutions	68	9,357
Brooks Automation	41	1,915
Cadence Design Systems *	163	17,827
CalAmp *	19	135
Calix *	28	655
Cardtronics PLC *	25	445

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Casa Systems *	16	$67
Cass Information Systems	7	275
CDK Global	70	3,017
CDW	84	10,298
Cerence *	20	1,092
Ceridian HCM Holding *	64	5,518
CEVA *	12	484
ChannelAdvisor *	15	243
Ciena *	87	3,427
Cirrus Logic *	33	2,273
Cisco Systems	2,522	90,539
Citrix Systems	73	8,269
Clearfield *	6	126
Cloudera *	159	1,545
Cognex	98	6,458
Cognizant Technology Solutions, Cl A	326	23,283
Coherent *	14	1,752
Cohu	21	456
CommScope Holding *	110	979
CommVault Systems *	25	990
Comtech Telecommunications	14	202
Conduent *	120	418
CoreLogic	45	3,462
Cornerstone OnDemand *	33	1,254
Coupa Software *	39	10,440
Cree *	61	3,880
CSG Systems International	19	720
CTS	18	498
Daktronics	21	82
Dell Technologies, Cl C *	148	8,918
Diebold Nixdorf *	43	268
Digi International *	16	236
Digimarc *	7	222
Digital Turbine *	45	1,290
Diodes *	24	1,388
DocuSign, Cl A *	98	19,821
Dolby Laboratories, Cl A	37	2,778
Domo, Cl B *	12	381
Dropbox, Cl A *	144	2,629
DSP Group *	12	158
DXC Technology	145	2,671
Dynatrace *	67	2,366
DZS *	6	68
Eastman Kodak *	10	69
Ebix	13	235
EchoStar, Cl A *	27	625
eGain *	14	222
Elastic *	32	3,245
Endurance International Group Holdings *	49	285
Enphase Energy *	62	6,082
Entegris	77	5,757
Envestnet *	29	2,225

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
EPAM Systems *	31	$9,577
ePlus *	8	540
Euronet Worldwide *	29	2,576
Everbridge *	20	2,094
Evo Payments, Cl A *	23	485
ExlService Holdings *	19	1,439
Extreme Networks *	67	272
F5 Networks *	35	4,653
Fair Isaac *	17	6,655
FARO Technologies *	10	602
Fastly, Cl A *	36	2,286
Fidelity National Information Services	362	45,102
FireEye *	124	1,716
First Solar *	43	3,743
Fiserv *	329	31,410
Fitbit, Cl A *	135	950
Five9 *	35	5,310
FleetCor Technologies *	50	11,046
FLIR Systems	77	2,671
FormFactor *	43	1,219
Fortinet *	86	9,492
Gartner *	50	6,005
Genpact	108	3,712
Global Payments	175	27,605
GoDaddy, Cl A *	97	6,862
GreenSky, Cl A *	24	114
GSI Technology *	10	61
GTT Communications *	26	96
GTY Technology Holdings *	26	76
Guidewire Software *	49	4,709
Hackett Group	14	181
Harmonic *	53	315
Hewlett Packard Enterprise	779	6,731
HP	861	15,464
HubSpot *	24	6,962
I3 Verticals, Cl A *	8	165
Ichor Holdings *	13	302
Ideanomics *	77	63
II-VI *	50	2,274
Immersion *	16	99
Impinj *	12	306
Infinera *	103	645
Information Services Group *	18	37
Inphi *	26	3,634
Inseego *	54	470
Insight Enterprises *	20	1,067
Intel	2,497	110,567
Intelligent Systems *	4	152
InterDigital	17	952
International Business Machines	534	59,626
International Money Express *	13	181
Intuit	147	46,257
IPG Photonics *	20	3,719
Iteris *	22	83

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Itron *	23	$1,563
j2 Global *	26	1,765
Jabil	78	2,585
Jack Henry & Associates	45	6,671
Juniper Networks	197	3,885
KBR	81	1,805
Keysight Technologies *	110	11,536
Kimball Electronics *	14	170
KLA	93	18,338
Knowles *	52	741
KVH Industries *	8	70
Lam Research	86	29,419
Lattice Semiconductor *	76	2,652
Limelight Networks *	66	233
Littelfuse	14	2,771
LivePerson *	34	1,818
LiveRamp Holdings *	37	2,445
Lumentum Holdings *	42	3,473
MACOM Technology Solutions Holdings *	26	949
Manhattan Associates *	36	3,078
Marvell Technology Group	390	14,629
Mastercard, Cl A	523	150,958
Maxeon Solar Technologies *	5	81
Maxim Integrated Products	161	11,214
MAXIMUS	36	2,433
MaxLinear, Cl A *	38	1,005
Medallia *	39	1,110
Methode Electronics	20	615
Microchip Technology	140	14,711
Micron Technology *	651	32,771
Microsoft	4,413	893,499
MicroStrategy, Cl A *	4	668
Mitek Systems *	23	286
MKS Instruments	31	3,360
MobileIron *	57	401
Model N *	15	528
MoneyGram International *	29	149
MongoDB, Cl A *	28	6,397
Monolithic Power Systems	25	7,990
Motorola Solutions	102	16,121
MTS Systems	11	267
Napco Security Technologies *	7	169
National Instruments	69	2,158
NCR *	73	1,483
NeoPhotonics *	26	177
NetApp	132	5,793
NETGEAR *	16	493
NetScout Systems *	41	841
New Relic *	29	1,759
NIC	38	852
nLight *	19	404
NortonLifeLock	355	7,302
Nuance Communications *	165	5,265

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Nutanix, Cl A *	100	$2,434
NVE	3	138
NVIDIA	344	172,468
Okta, Cl A *	67	14,059
ON Semiconductor *	238	5,971
OneSpan *	19	417
Onto Innovation *	28	898
Oracle	1,182	66,321
OSI Systems *	10	772
PagerDuty *	26	705
Palo Alto Networks *	57	12,608
PAR Technology *	9	333
Pareteum *	72	45
Paychex	193	15,874
Paycom Software *	29	10,559
Paylocity Holding *	20	3,710
PayPal Holdings *	652	121,357
Paysign *	15	71
PC Connection	6	273
PDF Solutions *	16	300
Pegasystems	21	2,433
Perficient *	19	744
Perspecta	79	1,416
Photronics *	36	351
Ping Identity Holding *	45	1,246
Plantronics	18	351
Plexus *	16	1,113
Pluralsight, Cl A *	50	785
Power Integrations	32	1,927
PRGX Global *	13	71
Progress Software	25	909
Proofpoint *	32	3,064
PROS Holdings *	22	620
PTC *	60	5,033
Pure Storage, Cl A *	135	2,174
Q2 Holdings *	25	2,281
QAD, Cl A	7	293
Qorvo *	68	8,660
QUALCOMM	678	83,638
Qualys *	19	1,669
Quantum *	21	88
Rambus *	65	896
Rapid7 *	26	1,610
RealPage *	47	2,617
Repay Holdings, Cl A *	21	473
Ribbon Communications *	66	284
Rimini Street *	10	32
RingCentral, Cl A *	44	11,367
Rogers *	11	1,333
Sabre	156	1,017
Sailpoint Technologies Holdings *	50	2,076
salesforce.com *	503	116,831
Sanmina *	39	953
ScanSource *	14	281

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Science Applications International	29	$2,215
Seagate Technology PLC	158	7,556
SecureWorks, Cl A *	4	42
Semtech *	37	2,031
ServiceNow *	110	54,732
ServiceSource International *	48	67
SharpSpring *	5	53
ShotSpotter *	4	117
Silicon Laboratories *	25	2,562
Skyworks Solutions	101	14,270
SMART Global Holdings *	8	211
Smartsheet, Cl A *	61	3,041
SolarWinds *	30	613
Splunk *	93	18,418
SPS Commerce *	20	1,712
Square, Cl A *	208	32,215
SS&C Technologies Holdings	133	7,876
SunPower, Cl A *	47	752
Super Micro Computer *	25	568
SVMK *	65	1,360
Switch, Cl A	39	548
Sykes Enterprises *	21	719
Synaptics *	19	1,457
Synchronoss Technologies *	20	55
SYNNEX	24	3,159
Synopsys *	88	18,820
TE Connectivity	200	19,376
Telenav *	22	90
Tenable Holdings *	29	989
Teradata *	62	1,139
Teradyne	98	8,609
Texas Instruments	541	78,223
Trade Desk, Cl A *	24	13,595
Trimble *	147	7,075
TTEC Holdings	10	548
TTM Technologies *	56	665
Twilio, Cl A *	72	20,086
Tyler Technologies *	23	8,841
Ubiquiti	5	928
Ultra Clean Holdings *	22	468
Unisys *	35	460
Universal Display	25	4,958
Upland Software *	12	501
Varonis Systems *	17	1,965
Veeco Instruments *	27	344
Verint Systems *	36	1,747
VeriSign *	68	12,968
Verra Mobility, Cl A *	72	692
ViaSat *	34	1,153
Viavi Solutions *	131	1,618
VirnetX Holding	36	199
Virtusa *	16	805
Visa, Cl A	1,012	183,890
Vishay Intertechnology	75	1,217

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Vishay Precision Group *	7	$167
VMware, Cl A *	45	5,793
Western Digital	172	6,490
Western Union	246	4,782
WEX *	25	3,164
Workday, Cl A *	100	21,012
Workiva, Cl A *	19	1,051
Xerox Holdings	117	2,033
Xilinx	148	17,566
Xperi Holding	61	756
Yext *	55	912
Zebra Technologies, Cl A *	31	8,793
Zendesk *	66	7,322
Zix *	31	190
Zscaler *	41	5,566
Zuora, Cl A *	50	481

		5,030,829

MATERIALS — 2.9%
Advanced Emissions Solutions	10	45
AdvanSix *	16	244
AgroFresh Solutions *	29	60
Air Products & Chemicals	130	35,912
Albemarle	63	5,872
Alcoa *	106	1,370
Allegheny Technologies *	72	663
American Vanguard	15	194
Amyris *	42	105
AptarGroup	38	4,335
Ashland Global Holdings	34	2,372
Avery Dennison	50	6,920
Avient	52	1,616
Axalta Coating Systems *	135	3,390
Balchem	18	1,799
Ball	192	17,089
Berry Global Group *	75	3,497
Boise Cascade	22	844
Cabot	32	1,216
Carpenter Technology	27	472
Celanese, Cl A	71	8,059
Century Aluminum *	28	184
CF Industries Holdings	129	3,562
Chase	4	381
Chemours	93	1,873
Clearwater Paper *	9	334
Cleveland-Cliffs	225	1,863
CMC Materials	17	2,417
Coeur Mining *	138	976
Commercial Metals	68	1,404
Compass Minerals International	19	1,147
Contura Energy *	10	65
Corteva	447	14,742
Crown Holdings *	78	6,692
Domtar	32	764

COMMON STOCK — continued

	Shares	Value
MATERIALS — continued
Dow	454	$20,652
DuPont de Nemours	438	24,913
Eagle Materials	24	2,046
Eastman Chemical	81	6,548
Ecolab	169	31,027
Element Solutions *	119	1,395
Ferro *	47	604
Flotek Industries *	32	79
FMC	77	7,911
Forterra *	11	144
Freeport-McMoRan	856	14,843
FutureFuel	15	178
GCP Applied Technologies *	34	742
Glatfelter	25	357
Gold Resource	39	107
Graphic Packaging Holding	159	2,113
Greif, Cl A	15	609
Hawkins	6	280
Haynes International	7	113
HB Fuller	29	1,312
Hecla Mining	295	1,351
Huntsman	115	2,793
Ingevity *	24	1,317
Innospec	14	926
International Flavors & Fragrances	64	6,570
International Paper	239	10,456
Kaiser Aluminum	9	566
Koppers Holdings *	11	247
Kraton *	18	509
Kronos Worldwide	13	173
Livent *	83	892
Louisiana-Pacific	64	1,830
LyondellBasell Industries, Cl A	156	10,678
Marrone Bio Innovations *	52	57
Martin Marietta Materials	37	9,855
Materion	12	614
Minerals Technologies	19	1,039
Mosaic	217	4,015
Myers Industries	20	287
Neenah	10	376
NewMarket	5	1,788
Newmont	475	29,850
Nucor	180	8,597
O-I Glass, Cl I	89	839
Olin	92	1,523
Olympic Steel	5	57
Packaging Corp of America	56	6,411
PPG Industries	141	18,291
PQ Group Holdings *	58	670
Quaker Chemical	8	1,526
Rayonier Advanced Materials *	35	120
Reliance Steel & Aluminum	37	4,033
Royal Gold	38	4,515
RPM International	76	6,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
MATERIALS — continued
Ryerson Holding *	21	$165
Schnitzer Steel Industries, Cl A	15	315
Schweitzer-Mauduit International	18	598
Scotts Miracle-Gro, Cl A	24	3,601
Sealed Air	89	3,524
Sensient Technologies	24	1,570
Sherwin-Williams	48	33,024
Silgan Holdings	45	1,550
Sonoco Products	58	2,836
Steel Dynamics	122	3,841
Stepan	12	1,397
Summit Materials, Cl A *	65	1,150
SunCoke Energy	47	164
Synalloy *	5	26
TimkenSteel *	21	81
Trecora Resources *	15	89
Tredegar	17	248
Trinseo	22	700
Tronox Holdings PLC	49	479
UFP Technologies *	4	148
United States Lime & Minerals	1	93
United States Steel	96	927
US Concrete *	8	272
Valvoline	108	2,124
Venator Materials PLC *	31	60
Verso	18	140
Vulcan Materials	79	11,441
Warrior Met Coal	29	435
Westlake Chemical	19	1,285
WestRock	153	5,745
Worthington Industries	21	1,033
WR Grace	36	1,566

		468,284

REAL ESTATE — 3.9%
Acadia Realty Trust ‡	50	467
Agree Realty ‡	28	1,738
Alexander & Baldwin ‡	39	501
Alexander’s ‡	1	243
Alexandria Real Estate Equities ‡	75	11,364
American Assets Trust ‡	29	607
American Campus Communities ‡	83	3,109
American Finance Trust ‡	63	363
American Homes 4 Rent, Cl A ‡	147	4,156
American Tower ‡	264	60,627
Americold Realty Trust ‡	119	4,311
Apartment Investment and Management, Cl A ‡	85	2,712
Apple Hospitality ‡	120	1,188
Armada Hoffler Properties ‡	32	288
Ashford Hospitality Trust ‡	5	6
AvalonBay Communities ‡	85	11,826
BBX Capital	7	24
Blackstone Mortgage Trust, Cl A ‡	74	1,606

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Bluerock Residential Growth, Cl A ‡	14	$121
Boston Properties ‡	94	6,807
Braemar Hotels & Resorts ‡	18	44
Brandywine Realty Trust ‡	99	867
Brixmor Property Group ‡	170	1,863
Brookfield Property, Cl A ‡	34	502
BRT Apartments ‡	5	62
Camden Property Trust ‡	59	5,442
CareTrust ‡	54	923
CatchMark Timber Trust, Cl A ‡	28	243
CBRE Group, Cl A *	197	9,929
Cedar Realty Trust ‡	50	48
Chatham Lodging Trust ‡	26	191
CIM Commercial Trust ‡	7	56
Clipper Realty ‡	9	51
Colony Capital ‡	275	979
Columbia Property Trust ‡	66	698
Community Healthcare Trust ‡	12	556
CoreCivic ‡	68	436
CorEnergy Infrastructure Trust ‡	8	37
CorePoint Lodging ‡	22	105
CoreSite Realty ‡	23	2,745
Corporate Office Properties Trust ‡	64	1,436
Cousins Properties ‡	84	2,140
Crown Castle International ‡	249	38,894
CTO Realty Growth	3	132
CubeSmart ‡	117	3,970
Cushman & Wakefield PLC *	98	1,149
CyrusOne ‡	69	4,902
DiamondRock Hospitality ‡	114	563
Digital Realty Trust ‡	155	22,367
Diversified Healthcare Trust ‡	135	391
Douglas Emmett ‡	95	2,242
Duke Realty ‡	220	8,358
Easterly Government Properties ‡	43	899
EastGroup Properties ‡	22	2,928
Empire State Realty Trust, Cl A ‡	87	468
EPR Properties ‡	45	1,073
Equinix ‡	51	37,293
Equity Commonwealth ‡	80	2,114
Equity LifeStyle Properties ‡	104	6,156
Equity Residential ‡	221	10,383
Essential Properties Realty Trust ‡	52	859
Essex Property Trust ‡	40	8,184
eXp World Holdings *	14	593
Extra Space Storage ‡	76	8,812
Farmland Partners ‡	17	109
Federal Realty Investment Trust ‡	44	3,026
First Industrial Realty Trust ‡	72	2,866
Five Point Holdings, Cl A *	33	138
Forestar Group *	9	150
Four Corners Property Trust ‡	40	1,014
Franklin Street Properties ‡	56	235

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Front Yard Residential ‡	28	$375
FRP Holdings *	4	162
Gaming and Leisure Properties ‡	124	4,507
GEO Group ‡	68	602
Getty Realty ‡	20	526
Gladstone Commercial ‡	19	309
Gladstone Land ‡	11	153
Global Medical ‡	23	286
Global Net Lease ‡	51	726
Hannon Armstrong Sustainable Infrastructure Capital ‡	39	1,632
Healthcare Realty Trust ‡	77	2,141
Healthcare Trust of America, Cl A ‡	131	3,183
Healthpeak Properties ‡	307	8,280
Hersha Hospitality Trust, Cl A ‡	20	98
Highwoods Properties ‡	59	1,756
Host Hotels & Resorts ‡	401	4,202
Howard Hughes *	30	1,867
Hudson Pacific Properties ‡	86	1,656
Independence Realty Trust ‡	52	632
Industrial Logistics Properties Trust ‡	37	710
Innovative Industrial Properties, Cl A ‡	10	1,166
Investors Real Estate Trust ‡	7	472
Invitation Homes ‡	324	8,832
Iron Mountain ‡	175	4,561
iStar ‡	42	496
JBG SMITH Properties ‡	75	1,751
Jernigan Capital ‡	12	207
Jones Lang LaSalle	29	3,274
Kennedy-Wilson Holdings	70	923
Kilroy Realty ‡	65	3,060
Kimco Realty ‡	236	2,421
Kite Realty Group Trust ‡	48	497
Lamar Advertising, Cl A ‡	51	3,160
Lexington Realty Trust, Cl B ‡	143	1,420
Life Storage ‡	27	3,082
LTC Properties ‡	22	726
Macerich ‡	85	592
Mack-Cali Realty ‡	49	539
Marcus & Millichap *	13	406
Maui Land & Pineapple *	4	40
MGM Growth Properties, Cl A ‡	75	1,984
Mid-America Apartment Communities ‡	68	7,931
Monmouth Real Estate Investment ‡	53	734
National Health Investors ‡	24	1,345
National Retail Properties ‡	102	3,265
National Storage Affiliates Trust ‡	34	1,152
New Senior Investment Group ‡	47	184
Newmark Group, Cl A	85	402

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
NexPoint Residential Trust ‡	13	$576
Office Properties Income Trust ‡	27	497
Omega Healthcare Investors ‡	136	3,918
One Liberty Properties ‡	9	139
Outfront Media ‡	82	1,075
Paramount Group ‡	110	636
Park Hotels & Resorts ‡	137	1,360
Pebblebrook Hotel Trust ‡	74	887
Pennsylvania Real Estate Investment Trust ‡	38	19
Piedmont Office Realty Trust, Cl A ‡	71	811
PotlatchDeltic ‡	37	1,537
Preferred Apartment Communities, Cl A ‡	27	146
Prologis ‡	440	43,647
PS Business Parks ‡	11	1,254
Public Storage ‡	92	21,074
QTS Realty Trust, Cl A ‡	33	2,030
Rafael Holdings, Cl B *	5	82
Rayonier ‡	74	1,878
RE, Cl A	10	323
Realogy Holdings	65	725
Realty Income ‡	207	11,977
Redfin *	47	1,964
Regency Centers ‡	101	3,595
Retail Opportunity Investments ‡	65	632
Retail Properties of America, Cl A ‡	122	639
Retail Value ‡	9	113
Rexford Industrial Realty ‡	66	3,066
RLJ Lodging Trust ‡	94	769
RMR Group, Cl A	9	240
RPT Realty ‡	46	225
Ryman Hospitality Properties ‡	31	1,235
Sabra Health Care ‡	117	1,540
Safehold ‡	9	619
Saul Centers ‡	7	173
SBA Communications, Cl A ‡	66	19,164
Seritage Growth Properties *,‡	20	255
Service Properties Trust ‡	93	671
Simon Property Group ‡	183	11,494
SITE Centers ‡	87	592
SL Green Realty ‡	45	1,926
Spirit Realty Capital ‡	59	1,773
St. Joe	34	919
STAG Industrial ‡	85	2,645
STORE Capital ‡	147	3,778
Stratus Properties *	4	85
Summit Hotel Properties ‡	59	312
Sun Communities ‡	55	7,570
Sunstone Hotel Investors ‡	127	942
Tanger Factory Outlet Centers ‡	52	322
Taubman Centers ‡	34	1,136

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Tejon Ranch *	14	$192
Terreno Realty ‡	38	2,139
UDR ‡	174	5,436
UMH Properties ‡	21	286
Uniti Group ‡	101	891
Urban Edge Properties ‡	67	630
Urstadt Biddle Properties, Cl A ‡	17	162
Ventas ‡	225	8,881
VEREIT ‡	651	4,036
VICI Properties ‡	283	6,495
Vornado Realty Trust ‡	107	3,288
Washington Prime Group ‡	106	62
Washington Real Estate Investment Trust ‡	47	822
Weingarten Realty Investors ‡	70	1,110
Welltower ‡	249	13,389
Weyerhaeuser ‡	440	12,008
Whitestone, Cl B ‡	22	131
WP Carey ‡	104	6,511
Xenia Hotels & Resorts ‡	65	536

		630,100

UTILITIES — 3.7%
AES	396	7,722
ALLETE	30	1,547
Alliant Energy	146	8,071
Ameren	147	11,925
American Electric Power	298	26,799
American States Water	21	1,568
American Water Works	108	16,256
Artesian Resources, Cl A	5	176
Atmos Energy	72	6,601
Avangrid	32	1,579
Avista	38	1,262
Black Hills	36	2,040
Brookfield Renewable, Cl A	61	4,073
Cadiz *	20	191
California Water Service Group	28	1,248
CenterPoint Energy	302	6,381
Chesapeake Utilities	9	875
Clearway Energy, Cl C	45	1,267
CMS Energy	170	10,766
Consolidated Edison	202	15,855
Dominion Energy	501	40,251
DTE Energy	115	14,193
Duke Energy	440	40,529
Edison International	220	12,329
Entergy	120	12,146
Essential Utilities	146	6,015
Evergy	136	7,507
Eversource Energy	198	17,279
Exelon	587	23,415
FirstEnergy	324	9,629
Genie Energy, Cl B	7	58

COMMON STOCK — continued

	Shares	Value
UTILITIES — continued
Global Water Resources	6	$64
Hawaiian Electric Industries	61	2,015
IDACORP	29	2,544
MDU Resources Group	110	2,614
MGE Energy	20	1,300
Middlesex Water	10	641
National Fuel Gas	47	1,878
New Jersey Resources	54	1,576
NextEra Energy	1,156	84,632
NextEra Energy Partners	36	2,261
NiSource	227	5,214
Northwest Natural Holding	17	755
NorthWestern	29	1,512
NRG Energy	143	4,522
OGE Energy	115	3,539
ONE Gas	30	2,071
Ormat Technologies	26	1,843
Otter Tail	23	882
PG&E *	299	2,858
Pinnacle West Capital	65	5,302
PNM Resources	45	2,250
Portland General Electric	51	2,004
PPL	467	12,843
Public Service Enterprise Group	304	17,678
Pure Cycle *	13	114
RGC Resources	4	95
Sempra Energy	176	22,063
SJW Group	15	910
South Jersey Industries	53	1,021
Southern	633	36,366
Southwest Gas Holdings	31	2,037
Spark Energy, Cl A	6	55
Spire	28	1,569
Star Group	24	227
Sunnova Energy International *	17	409
UGI	125	4,043
Unitil	8	276
Vistra Energy	281	4,881
WEC Energy Group	189	19,004
Xcel Energy	314	21,989
York Water	7	296

		587,706

Total Common Stock (Cost $15,485,738)		15,881,212

PREFERRED STOCK — 0.0%
INDUSTRIALS — 0.0%
WESCO International, 10.625%	11	319

Total Preferred Stock (Cost $281)		319

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2020

WARRANTS — 0.0%

	Number of Warrants	Value
Occidental Petroleum, Expires 08/26/27 *	65	$161
Whiting Petroleum, Expires 12/31/25 *	4	–

Total Warrants (Cost $—)		161

RIGHTS — 0.0%

	Number of Rights
Achillion Pharmaceuticals *(A)	78	1
Pfenex *(A)	20	–
Progenics Pharmaceuticals *(A)	45	–
Stemline Therapeutics *(A)	26	26

Total Rights (Cost $—)		27

Total Investments in Securities — 99.3% (Cost $15,486,019)		$15,881,719

Percentages are based on Net Assets of $15,989,194.

*	Non-income producing security.
#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust.
(A)	Expiration date unavailable.

Cl — Class

S&P — Standard & Poor’s

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$15,881,212	$—	$—	$15,881,212
Preferred Stock	—	319	—	319
Warrants	—	161	—	161
Rights	27	—	—	27

Total Investments in Securities	$15,881,239	$480	$—	$15,881,719

For the period ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “ — ” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
REAL ESTATE FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.9%#

	Shares	Value
CONSUMER DISCRETIONARY — 6.7%
Hilton Worldwide Holdings	23,733	$2,083,995
Marriott International, Cl A	35,253	3,274,298

		5,358,293

FINANCIALS — 1.3%
Ellington Financial ‡	83,350	1,020,204

REAL ESTATE — 91.9%
Acadia Realty Trust ‡	50,143	467,834
Alexandria Real Estate Equities ‡	30,405	4,606,966
American Tower ‡	19,676	4,518,593
Americold Realty Trust ‡	223,252	8,088,421
Brixmor Property Group ‡	188,449	2,065,401
Broadstone Net Lease, Cl A	139,345	2,299,193
CatchMark Timber Trust, Cl A ‡	222,170	1,930,657
Colony Capital ‡	692,607	2,465,681
CoreCivic ‡	373,552	2,394,468
Corporate Office Properties Trust ‡	131,970	2,960,087
Easterly Government Properties ‡	188,177	3,932,899
Equinix ‡	5,500	4,021,820
Equity LifeStyle Properties ‡	118,106	6,990,694
GEO Group ‡	325,645	2,885,215
Healthpeak Properties ‡	57,803	1,558,947
Independence Realty Trust ‡	164,130	1,994,180
Invitation Homes ‡	160,746	4,381,936
Jernigan Capital ‡	66,477	1,149,387
Kennedy-Wilson Holdings	299,298	3,944,748
Kilroy Realty ‡	10,964	516,185

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
MGM Growth Properties, Cl A ‡	59,800	$1,581,710
National Retail Properties ‡	47,456	1,519,067
New Senior Investment Group ‡	28,841	112,768
Prologis ‡	13,771	1,366,083
QTS Realty Trust, Cl A ‡	59,341	3,650,065
Welltower ‡	48,994	2,634,407

		74,037,412

Total Common Stock (Cost $88,031,011)		80,415,909

Total Investments in Securities — 99.9% (Cost $88,031,011)		$80,415,909

Percentages are based on Net Assets of $80,526,709.

‡	Real Estate Investment Trust.
#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

As of October 31, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.3%

	Shares	Value
AUSTRALIA — 3.3%
Altium	37,500	$979,504
Macquarie Group	14,500	1,289,457
Santos	198,158	657,945

		2,926,906

BELGIUM — 0.9%
Solvay	9,500	771,228

BRAZIL — 0.7%
YDUQS Participacoes	148,660	591,484

CANADA — 6.9%
Bank of Montreal	22,860	1,361,168
Magna International	21,679	1,106,975
Manulife Financial	84,230	1,141,780
Stantec	37,250	1,069,718
TFI International	31,430	1,399,405

		6,079,046

CHINA — 4.5%
Baidu ADR *	6,439	856,709
CNOOC ADR	9,400	865,928
Taiwan Semiconductor Manufacturing ADR	26,057	2,185,401

		3,908,038

DENMARK — 4.9%
GN Store Nord	21,600	1,553,355
Netcompany Group *	16,000	1,331,050
Pandora	17,430	1,376,770

		4,261,175

COMMON STOCK — continued

	Shares	Value
FINLAND — 1.4%
Neste	23,152	$1,205,245

FRANCE — 4.3%
Credit Agricole *	100,000	792,338
Ipsen	13,546	1,233,134
Schneider Electric	13,950	1,695,855

		3,721,327

GERMANY — 3.4%
Brenntag	24,000	1,532,905
TAG Immobilien	48,580	1,431,190

		2,964,095

HONG KONG — 12.9%
Alibaba Group Holding *	98,600	3,745,522
China Construction Bank, Cl H	1,990,000	1,378,803
China Mobile	185,000	1,130,145
COSCO SHIPPING Ports	1,692,000	991,258
CSPC Pharmaceutical Group	813,062	864,262
Lenovo Group	1,575,000	986,473
NetEase	55,000	962,287
Ping An Insurance Group of China, Cl H	120,000	1,238,272

		11,297,022

INDIA — 1.2%
Jubilant Life Sciences	102,235	1,009,626

ITALY — 3.1%
DiaSorin	6,370	1,400,012
Enel	167,500	1,334,816

		2,734,828

JAPAN — 19.1%
Daiwa House Industry	36,400	954,838
ENEOS Holdings	233,900	786,611
Fuji Electric	37,500	1,137,508
Fujitsu	11,400	1,337,051
Honda Motor	43,840	1,024,034
Hoya	14,460	1,637,779
ITOCHU	57,000	1,366,614
Mizuho Financial Group	100,000	1,230,514
Nintendo	1,500	815,701
Nippon Telegraph & Telephone	58,000	1,217,143
Sawai Pharmaceutical	19,500	939,591
Sony	21,400	1,781,246
Taisei	31,100	967,333
Tokyo Electron	5,740	1,532,497

		16,728,460

KAZAKHSTAN — 1.4%
KAZ Minerals PLC	147,027	1,198,120

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

LUXEMBOURG — 1.4%
ArcelorMittal *	91,000	$1,236,923

MEXICO — 1.1%
Industrias Bachoco	309,087	960,710

NETHERLANDS — 4.5%
Koninklijke Ahold Delhaize	51,231	1,406,798
Prosus *	12,000	1,196,933
Signify *	37,000	1,318,144

		3,921,875

NEW ZEALAND — 1.1%
a2 Milk *	99,180	959,301

NORWAY — 1.2%
DNB	78,920	1,063,052

POLAND — 1.3%
Asseco Poland	70,620	1,146,062

SINGAPORE — 1.3%
United Overseas Bank	81,840	1,139,721

SOUTH AFRICA — 1.6%
Anglo American PLC	60,500	1,420,599

SOUTH KOREA — 1.7%
Samsung Electronics	29,100	1,463,115

SWITZERLAND — 6.0%
Logitech International	19,210	1,623,535
Nestle	21,930	2,467,099
Partners Group Holding	1,300	1,175,576

		5,266,210

TURKEY — 1.2%
Turkcell Iletisim Hizmetleri	583,510	1,019,673

UNITED KINGDOM — 5.9%
Kingfisher PLC *	289,050	1,075,318
Legal & General Group PLC	379,000	908,811
Next PLC *	15,292	1,156,139
Tate & Lyle PLC	138,000	1,063,458
Weir Group PLC *	53,078	985,276

		5,189,002

Total Common Stock (Cost $78,015,619)		84,182,843

Total Investments in Securities — 96.3% (Cost $78,015,619)		$84,182,843

Percentages are based on Net Assets of $87,413,940.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a list of the inputs used as of October 31, 2020, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$–	$2,926,906	$–	$2,926,906
Belgium	–	771,228	–	771,228
Brazil	591,484	–	–	591,484
Canada	6,079,046	–	–	6,079,046
China	3,908,038	–	–	3,908,038
Denmark	–	4,261,175	–	4,261,175
Finland	–	1,205,245	–	1,205,245
France	–	3,721,327	–	3,721,327
Germany	–	2,964,095	–	2,964,095
Hong Kong	–	11,297,022	–	11,297,022
India	–	1,009,626	–	1,009,626
Italy	–	2,734,828	–	2,734,828
Japan	–	16,728,460	–	16,728,460
Kazakhstan	–	1,198,120	–	1,198,120
Luxembourg	–	1,236,923	–	1,236,923
Mexico	960,710	–	–	960,710
Netherlands	–	3,921,875	–	3,921,875
New Zealand	–	959,301	–	959,301
Norway	–	1,063,052	–	1,063,052
Poland	–	1,146,062	–	1,146,062
Singapore	–	1,139,721	–	1,139,721
South Africa	–	1,420,599	–	1,420,599
South Korea	–	1,463,115	–	1,463,115
Switzerland	–	5,266,210	–	5,266,210
Turkey	–	1,019,673	–	1,019,673

United Kingdom	–	5,189,002	–	5,189,002

Total Common Stock	11,539,278	72,643,565	–	84,182,843

Total Investments in Securities	$11,539,278	$72,643,565	$–	$84,182,843

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Limited Duration Fund	Core Bond Fund		Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
Assets:
Investments in securities at value†	$116,825,207	$105,009,509		$14,519,304	$68,235,164	$87,586,378
Cash	1,604,118	3,794,623		8,089,714	2,964,310	2,848,613
Cash Collateral on Short Sales	–	–		880,000	–	–
Receivable from Prime Broker	–	–		7,320,641	–	–
Dividends and Interest receivable	578,388	617,595		3,928	89,995	29,884
Receivable for investment securities sold	312,926	531,715		–	–	–
Receivable for capital shares sold	38,564	96,308		–	37,453	24,163
Receivable due from Investment Adviser	4,319	4,983		–	–	–
Deferred offering cost (See Note 2)	–	–		5,510	–	–
Tax reclaim receivable	–	–		–	4,366	–
Prepaid expenses	11,038	10,919		5,515	10,260	10,203

Total Assets	119,374,560	110,065,652		30,824,612	71,341,548	90,499,241

Liabilities:
Securities sold short, at value††	–	–		9,850,710	–	–
Payable due to administrator	14,159	12,927		2,488	8,781	11,259
Audit fees payable	11,339	11,339		12,200	11,739	11,739
Transfer Agent fees payable	11,329	11,159		3,221	9,831	10,358
Payable for capital shares redeemed	6,519	61,297		–	2,130	1,593
Chief Compliance Officer fees payable	1,696	1,546		298	1,068	1,374
Custodian fees payable	720	616		3,536	1,231	903
Distribution fees payable (Investor Shares)	243	–		–	78	–
Payable due to trustees	61	55		11	38	49
Shareholder servicing fees payable (Class S Shares)	–	334		–	35	563
Shareholder servicing fees payable (Investor Shares)	16	16		–	9	15
Payable for investment securities purchased	–	799,984		–	–	–
Investment Adviser fees payable	–	–		5,487	20,093	29,750
Accrued expenses	22,880	21,334		4,702	9,101	10,696

Total Liabilities	68,962	920,607		9,882,653	64,134	78,299

Net Assets	$119,305,598	$109,145,045		$20,941,959	$71,277,414	$90,420,942

† Cost of securities	$115,227,001	$100,077,297		$13,372,894	$66,165,296	$66,552,429
††Proceeds from securities sold short	–	–		(9,293,895)	–	–

Net Assets:
Paid-in Capital	$118,089,451	$103,312,541		$24,069,370	$69,389,760	$64,117,014
Total Distributable Earnings / (Loss)	1,216,147	5,832,504		(3,127,411)	1,887,654	26,303,928

Net Assets	$119,305,598	$109,145,045		$20,941,959	$71,277,414	$90,420,942

I Shares:
Net Assets	$118,636,919	$107,886,721		$20,941,959	$70,841,507	$88,825,233
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	11,757,378	10,165,128		2,431,370	6,312,721	5,761,877
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.09	$10.61		$8.61	$11.22	$15.42
Class S Shares:
Net Assets	$77,122	$1,093,564		N/A	$312,551	$1,469,474
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	7,644	103,144		N/A	27,858	95,573
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.09	$10.60		N/A	$11.22	$15.38
Investor Shares:
Net Assets	$591,557	$164,760		N/A	$123,356	$126,235
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	58,724	15,551		N/A	10,999	8,260
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.07	$10.60	**	N/A	$11.22	$15.28

*  Redemption price per share may vary depending on the length of time shares are held.

**  Net Assets divided by Outstanding Shares do not calculate to the stated Net Asset Value because Net Assets and Outstanding Shares are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Assets:
Investments in securities at value†	$79,928,234	$15,881,719	$80,415,909	$84,182,843
Cash	1,631,686	81,229	4,322,375	2,875,982
Foreign currency††	–	–	79	4,851
Receivable for investment securities sold	171,653	–	281,589	–
Dividends and Interest receivable	18,813	12,834	50,252	232,770
Receivable for capital shares sold	12,688	6,849	–	12,750
Receivable due from Investment Adviser	–	31,800	–	–
Deferred offering cost (See Note 2)	–	9,424	–	–
Tax reclaim receivable	–	76	13,678	192,367
Prepaid expenses	9,538	5,810	17,305	10,922

Total Assets	81,772,612	16,029,741	85,101,187	87,512,485

Liabilities:
Payable for investment securities purchased	167,841	–	4,525,690	–
Investment Adviser fees payable	36,735	–	3,956	43,752
Audit fees payable	11,739	12,200	11,739	11,739
Payable due to administrator	10,203	1,994	9,988	10,784
Transfer Agent fees payable	10,126	3,007	4,587	10,282
Custodian fees payable	2,111	10,408	4,348	6,191
Payable for capital shares redeemed	1,419	–	–	2,474
Chief Compliance Officer fees payable	1,260	243	1,231	1,312
Shareholder servicing fees payable (Class S Shares)	85	–	–	59
Shareholder servicing fees payable (Investor Shares)	16	–	–	12
Distribution fees payable (Investor Shares)	89	–	–	44
Payable due to trustees	45	9	44	47
Accrued expenses	9,265	12,686	12,895	11,849

Total Liabilities	250,934	40,547	4,574,478	98,545

Net Assets	$81,521,678	$15,989,194	$80,526,709	$87,413,940

† Cost of securities	$73,406,684	$15,486,019	$88,031,011	$78,015,619
††Cost of foreign currency	–	–	10	4,628

Net Assets:
Paid-in Capital	$79,141,352	$15,654,337	$86,420,777	$82,382,323
Total Distributable Earnings / (Loss)	2,380,326	334,857	(5,894,068)	5,031,617

Net Assets	$81,521,678	$15,989,194	$80,526,709	$87,413,940

I Shares:
Net Assets	$81,051,786	$15,989,194	$80,526,709	$87,281,086
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	8,073,186	1,570,411	9,069,279	7,899,036
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.04	$10.18	$8.88	$11.05
Class S Shares:
Net Assets	$403,214	N/A	N/A	$62,324
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	40,294	N/A	N/A	5,654
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.01	N/A	N/A	$11.02
Investor Shares:
Net Assets	$66,678	N/A	N/A	$70,530
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	6,704	N/A	N/A	6,390
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.95	N/A	N/A	$11.04

*  Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE YEAR/PERIOD ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund(1)	Large Cap Value Fund	Large Cap Growth Fund
Investment Income
Dividends	$–	$–	$245,859	$1,703,685	$653,993
Interest	2,694,602	3,097,094	21,954	9,769	7,395
Less: Foreign Taxes Withheld	–	–	(695)	(19,275)	(3,457)

Total Investment Income	2,694,602	3,097,094	267,118	1,694,179	657,931

Expenses
Investment Advisory Fees	438,925	414,293	242,174	425,514	488,903
Administration Fees	170,788	161,454	30,383	109,947	126,198
Trustees’ Fees	11,990	11,322	1,809	7,865	8,688
Chief Compliance Officer Fees	4,911	4,704	1,658	3,520	4,000
Distribution Fees (Investor Shares)	255	148	–	212	189
Shareholder Servicing Fees (Class S Shares)	27	1,174	–	292	1,206
Transfer Agent Fees	70,493	69,495	18,865	62,609	64,639
Legal Fees	41,628	39,357	21,380	27,703	30,543
Pricing Fees	32,741	30,819	1,480	2,409	2,470
Registration & Filing Fees	28,452	28,405	5,478	28,926	25,986
Audit Fees	27,267	27,267	24,400	25,067	25,067
Printing Fees	22,877	22,372	5,204	16,271	19,472
Custodian Fees	2,510	1,990	9,640	3,069	2,697
Dividend Expense	–	–	44,743	–	–
Offering Costs (See Note 2)	–	–	50,796	–	–
Other Expenses	23,524	22,336	5,263	15,430	17,643

Total Expenses	876,388	835,136	463,273	728,834	817,701

Less:
Investment Advisory Fees Waiver	(327,219)	(315,959)	(128,726)	(90,051)	(82,945)

Net Expenses	549,169	519,177	334,547	638,783	734,756

Net Investment Income (Loss)	2,145,433	2,577,917	(67,429)	1,055,396	(76,825)

Net Realized Gain (Loss) on Investments	379,400	1,534,432	(816,766)	(244,442)	5,646,293
Net Realized Loss on Securities Sold Short	–	–	(2,012,622)	–	–
Net Realized Gain on Option Contracts	–	–	28,008	–	–
Net Realized Loss on Swap Contracts	–	–	(854,066)	–	–
Net Change in Unrealized Appreciation (Depreciation) on Investments	694,861	1,398,508	1,146,410	(7,096,981)	13,073,958
Net Change in Unrealized Depreciation on Securities Sold Short	–	–	(556,815)	–	–

Net Gain (Loss) on Investments, Securities Sold Short, Option Contracts, and Swap Contracts	1,074,261	2,932,940	(3,065,851)	(7,341,423)	18,720,251

Net Increase (Decrease) in Net Assets from Operations	$3,219,694	$5,510,857	$(3,133,280)	$(6,286,027)	$18,643,426

(1)  Commenced operations on December 2, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE YEAR/PERIOD ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	Small Cap Fund	U.S. All Cap Index Fund(1)	Real Estate Fund	International Equity Fund
Investment Income
Dividends	$699,961	$215,592	$1,452,416	$2,191,720
Interest	7,955	528	5,883	7,944
Less: Foreign Taxes Withheld	(1,480)	(10)	(24,085)	(198,911)

Total Investment Income	706,436	216,110	1,434,214	2,000,753

Expenses
Investment Advisory Fees	574,704	24,429	503,663	730,292
Administration Fees	122,521	19,071	90,722	125,662
Trustees’ Fees	8,873	1,177	6,094	8,959
Chief Compliance Officer Fees	3,814	1,332	2,595	3,929
Shareholder Servicing Fees (Class S Shares)	266	–	–	128
Distribution Fees (Investor Shares)	94	–	–	106
Transfer Agent Fees	64,044	15,870	28,392	64,561
Legal Fees	31,153	4,071	57,580	31,211
Audit Fees	25,067	24,400	24,400	25,067
Registration & Filing Fees	24,199	4,383	16,427	28,735
Printing Fees	18,809	10,720	28,756	18,403
Custodian Fees	7,903	27,805	18,885	18,935
Pricing Fees	3,698	32,654	3,813	6,236
Offering Costs (See Note 2)	–	46,882	63,625	–
Other Expenses	16,726	4,139	14,965	18,307

Total Expenses	901,871	216,933	859,917	1,080,531

Less:
Investment Advisory Fees Waiver	(69,170)	(24,429)	(267,368)	(187,705)
Reimbursement from Adviser	–	(161,969)	–	–

Net Expenses	832,701	30,535	592,549	892,826

Net Investment Income (Loss)	(126,265)	185,575	841,665	1,107,927

Net Realized Gain (Loss) on Investments	(2,357,178)	(76,666)	1,958,824	(392,106)
Net Realized Gain on Swap Contracts	–	2,948	–	–
Net Realized Loss on Foreign Currency Transactions	–	–	(28,496)	(39,946)
Net Change in Unrealized Appreciation (Depreciation) on Investments	657,261	395,700	(8,910,886)	(828,407)
Net Change in Unrealized Appreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	441	9,855

Net Gain (Loss) on Investments, Swap Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,699,917)	321,982	(6,980,117)	(1,250,604)

Net Increase (Decrease) in Net Assets from Operations	$(1,826,182)	$507,557	$(6,138,452)	$(142,677)

(1)   Commenced operations on December 31, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$2,145,433	$2,401,624
Net Realized Gain (Loss) on Investments	379,400	(4,927)
Net Change in Unrealized Appreciation (Depreciation) on Investments	694,861	2,116,975

Net Increase in Net Assets Resulting from Operations	3,219,694	4,513,672

Distributions:
I Shares	(2,226,217)	(2,437,577)
Class S Shares	(565)	(303)
Investor Shares	(2,683)	(1,630)

Total Distributions	(2,229,465)	(2,439,510)

Capital Share Transactions:
I Shares
Issued	26,302,876	8,038,356
Reinvestment of Dividends	2,210,844	2,419,555
Redeemed	(11,350,361)	(6,441,007)

Net Increase in Net Assets from I Shares Transactions	17,163,359	4,016,904

Class S Shares
Issued	74,657	3,382
Reinvestment of Dividends	565	303
Redeemed	(12,100)	(1,786)

Net Increase in Net Assets from Class S Shares Transactions	63,122	1,899

Investor Shares
Issued	574,647	3,159
Reinvestment of Dividends	2,683	1,630
Redeemed	(10,421)	(67,217)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	566,909	(62,428)

Net Increase in Net Assets from Capital Share Transactions	17,793,390	3,956,375

Total Increase in Net Assets	18,783,619	6,030,537
Net Assets:
Beginning of Year	100,521,979	94,491,442

End of Year	$119,305,598	$100,521,979

Share Transactions:
I Shares
Issued	2,623,012	809,170
Reinvestment of Dividends	222,386	244,578
Redeemed	(1,132,934)	(649,368)

Total Increase in I Shares	1,712,464	404,380

Class S Shares
Issued	7,427	340
Reinvestment of Dividends	56	31
Redeemed	(1,201)	(179)

Total Increase in Class S Shares	6,282	192

Investor Shares
Issued	56,880	317
Reinvestment of Dividends	267	165
Redeemed	(1,042)	(6,760)

Total Increase (Decrease) in Investor Shares	56,105	(6,278)

Net Increase in Shares Outstanding	1,774,851	398,294

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$2,577,917	$2,620,549
Net Realized Gain on Investments	1,534,432	268,045
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,398,508	6,499,015

Net Increase in Net Assets Resulting from Operations	5,510,857	9,387,609

Distributions:
I Shares	(2,816,730)	(2,641,021)
Class S Shares	(31,234)	(31,188)
Investor Shares	(1,368)	(1,301)

Total Distributions	(2,849,332)	(2,673,510)

Capital Share Transactions:
I Shares
Issued	31,204,969	10,690,815
Reinvestment of Dividends	2,771,271	2,624,336
Redeemed	(20,168,034)	(6,761,944)

Net Increase in Net Assets from I Shares Transactions	13,808,206	6,553,207

Class S Shares
Issued	130,203	150,761
Reinvestment of Dividends	31,234	31,188
Redeemed	(228,973)	(183,216)

Net Decrease in Net Assets from Class S Shares Transactions	(67,536)	(1,267)

Investor Shares
Issued	158,706	9,853
Reinvestment of Dividends	1,353	1,301
Redeemed	(31,385)	(31,949)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	128,674	(20,795)

Net Increase in Net Assets from Capital Share Transactions	13,869,344	6,531,145

Total Increase in Net Assets	16,530,869	13,245,244
Net Assets:
Beginning of Year	92,614,176	79,368,932

End of Year	$109,145,045	$92,614,176

Share Transactions:
I Shares
Issued	2,964,970	1,063,383
Reinvestment of Dividends	266,578	262,875
Redeemed	(1,913,445)	(671,312)

Total Increase in I Shares	1,318,103	654,946

Class S Shares
Issued	12,460	15,009
Reinvestment of Dividends	3,009	3,126
Redeemed	(21,546)	(18,851)

Total Decrease in Class S Shares	(6,077)	(716)

Investor Shares
Issued	15,099	962
Reinvestment of Dividends	130	131
Redeemed	(3,043)	(3,188)

Total Increase (Decrease) in Investor Shares	12,186	(2,095)

Net Increase in Shares Outstanding	1,324,212	652,135

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31, 2020*
Operations:
Net Investment Loss	$(67,429)
Net Realized Loss on Investments	(816,766)
Net Realized Loss on Securities Sold Short	(2,012,622)
Net Realized Gain on Option Contracts	28,008
Net Realized Loss on Swap Contracts	(854,066)
Net Unrealized Appreciation on Investments	1,146,410
Net Unrealized Depreciation on Securities Sold Short	(556,815)

Net Decrease in Net Assets Resulting from Operations	(3,133,280)

Return of Capital:
I Shares	(29,579)

Total Return of Capital	(29,579)

Capital Share Transactions:
I Shares
Issued	24,724,960
Reinvestment of Dividends	29,579
Redeemed	(649,721)

Net Increase in Net Assets from Capital Share Transactions	24,104,818

Total Increase in Net Assets	20,941,959
Net Assets:
Beginning of Period	—

End of Period	$20,941,959

Share Transactions:
I Shares
Issued	2,501,198
Reinvestment of Dividends	3,250
Redeemed	(73,078)

Net Increase in Shares Outstanding	2,431,370

*   Commenced operations on December 2, 2019.

Amount designated as “—“is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$1,055,396	$1,054,626
Net Realized Gain (Loss) on Investments	(244,442)	1,398,965
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,096,981)	4,606,631

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,286,027)	7,060,222

Distributions:
I Shares	(2,384,663)	(2,050,394)
Class S Shares	(9,439)	(7,487)
Investor Shares	(2,376)	(4,019)

Total Distributions	(2,396,478)	(2,061,900)

Capital Share Transactions:
I Shares
Issued	13,224,577	12,017,536
Reinvestment of Dividends	2,377,230	2,031,192
Redeemed	(8,088,980)	(3,898,292)

Net Increase in Net Assets from I Shares Transactions	7,512,827	10,150,436

Class S Shares
Issued	67,294	62,096
Reinvestment of Dividends	9,439	7,488
Redeemed	(19,299)	(12,890)

Net Increase in Net Assets from Class S Shares Transactions	57,434	56,694

Investor Shares
Issued	104,710	116,582
Reinvestment of Dividends	2,376	4,019
Redeemed	(37,834)	(128,336)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	69,252	(7,735)

Net Increase in Net Assets from Capital Share Transactions	7,639,513	10,199,395

Total Increase (Decrease) in Net Assets	(1,042,992)	15,197,717
Net Assets:
Beginning of Year	72,320,406	57,122,689

End of Year	$71,277,414	$72,320,406

Share Transactions:
I Shares
Issued	1,140,275	990,665
Reinvestment of Dividends	194,786	182,497
Redeemed	(718,558)	(320,272)

Total Increase in I Shares	616,503	852,890

Class S Shares
Issued	5,937	5,133
Reinvestment of Dividends	773	672
Redeemed	(1,656)	(1,122)

Total Increase in Class S Shares	5,054	4,683

Investor Shares
Issued	8,751	10,122
Reinvestment of Dividends	195	365
Redeemed	(3,039)	(10,443)

Total Increase in Investor Shares	5,907	44

Net Increase in Shares Outstanding	627,464	857,617

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income (Loss)	$(76,825)	$36,519
Net Realized Gain on Investments	5,646,293	3,598,089
Net Change in Unrealized Appreciation (Depreciation) on Investments	13,073,958	3,085,861

Net Increase in Net Assets Resulting from Operations	18,643,426	6,720,469

Distributions:
I Shares	(3,781,329)	(6,487,963)
Class S Shares	(53,174)	(101,842)
Investor Shares	(2,993)	(12,593)

Total Distributions	(3,837,496)	(6,602,398)

Capital Share Transactions:
I Shares
Issued	7,383,931	8,376,709
Reinvestment of Dividends	3,775,630	6,437,696
Redeemed	(8,087,199)	(2,767,504)

Net Increase in Net Assets from I Shares Transactions	3,072,362	12,046,901

Class S Shares
Issued	380,753	166,075
Reinvestment of Dividends	53,174	101,844
Redeemed	(257,176)	(124,100)

Net Increase in Net Assets from Class S Shares Transactions	176,751	143,819

Investor Shares
Issued	88,004	84,596
Reinvestment of Dividends	2,993	12,592
Redeemed	(38,798)	(95,802)

Net Increase in Net Assets from Investor Shares Transactions	52,199	1,386

Net Increase in Net Assets from Capital Share Transactions	3,301,312	12,192,106

Total Increase in Net Assets	18,107,242	12,310,177
Net Assets:
Beginning of Year	72,313,700	60,003,523

End of Year	$90,420,942	$72,313,700

Share Transactions:
I Shares
Issued	529,741	662,123
Reinvestment of Dividends	288,216	618,627
Redeemed	(578,147)	(218,476)

Total Increase in I Shares	239,810	1,062,274

Class S Shares
Issued	26,111	13,436
Reinvestment of Dividends	4,065	9,810
Redeemed	(17,956)	(10,019)

Total Increase in Class S Shares	12,220	13,227

Investor Shares
Issued	6,279	6,580
Reinvestment of Dividends	230	1,218
Redeemed	(2,859)	(7,520)

Total Increase in Investor Shares	3,650	278

Net Increase in Shares Outstanding	255,680	1,075,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(126,265)	$(156,441)
Net Realized Loss on Investments	(2,357,178)	(1,569,094)
Net Change in Unrealized Appreciation (Depreciation) on Investments	657,261	5,387,838

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,826,182)	3,662,303

Distributions:
I Shares	—	(8,194,001)
Class S Shares	—	(37,560)
Investor Shares	—	(8,088)

Total Distributions	—	(8,239,649)

Return of Capital:
I Shares	—	(74,054)
Class S Shares	—	(96)
Investor Shares	—	—

Total Return of Capital	—	(74,150)

Capital Share Transactions:
I Shares
Issued	14,524,999	7,062,824
Reinvestment of Dividends	—	8,245,714
Redeemed	(20,596,320)	(1,768,982)

Net Increase (Decrease) in Net Assets from I Shares Transactions	(6,071,321)	13,539,556

Class S Shares
Issued	202,418	127,316
Reinvestment of Dividends	—	34,025
Redeemed	(26,206)	(234,055)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	176,212	(72,714)

Investor Shares
Issued	49,234	7,493
Reinvestment of Dividends	—	8,088
Redeemed	(10,546)	(62,792)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	38,688	(47,211)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,856,421)	13,419,631

Total Increase (Decrease) in Net Assets	(7,682,603)	8,768,135
Net Assets:
Beginning of Year	89,204,281	80,436,146

End of Year	$81,521,678	$89,204,281

Share Transactions:
I Shares
Issued	1,491,846	677,485
Reinvestment of Dividends	—	941,668
Redeemed	(1,893,942)	(167,942)

Total Increase (Decrease) in I Shares	(402,096)	1,451,211

Class S Shares
Issued	20,880	12,266
Reinvestment of Dividends	—	3,897
Redeemed	(2,610)	(22,272)

Total Increase (Decrease) in Class S Shares	18,270	(6,109)

Investor Shares
Issued	4,879	736
Reinvestment of Dividends	—	930
Redeemed	(996)	(5,907)

Total Increase (Decrease) in Investor Shares	3,883	(4,241)

Net Increase (Decrease) in Shares Outstanding	(379,943)	1,440,861

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended October 31, 2020*
Operations:
Net Investment Income	$185,575
Net Realized Loss on Investments	(76,666)
Net Realized Gain on Swap Contracts	2,948
Net Unrealized Appreciation on Investments	395,700

Net Increase in Net Assets Resulting from Operations	507,557

Distributions:
I Shares	(172,700)

Total Distributions	(172,700)

Capital Share Transactions:
I Shares
Issued	15,598,025
Reinvestment of Dividends	172,700
Redeemed	(116,388)

Net Increase in Net Assets from Capital Share Transactions	15,654,337

Total Increase in Net Assets	15,989,194
Net Assets:
Beginning of Period	—

End of Period	$15,989,194

Share Transactions:
I Shares
Issued	1,562,294
Reinvestment of Dividends	19,109
Redeemed	(10,992)

Net Increase in Shares Outstanding	1,570,411

*   Commenced operations on December 31, 2019.

Amount designated as “—“is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
REAL ESTATE FUND#

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Period Ended October 31, 2019*
Operations:
Net Investment Income	$841,665	$24,124
Net Realized Gain on Investments	1,958,824	247,859
Net Realized Loss on Foreign Currency Transactions	(28,496)	(8,280)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,910,886)	1,295,784
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	441	86

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,138,452)	1,559,573

Distributions:
I Shares	(1,315,189)	—

Total Distributions	(1,315,189)	—

Capital Share Transactions:
I Shares
Issued	37,843,888	47,450,808
Reinvestment of Dividends	1,315,189	—
Redeemed	(189,108)	—

Net Increase in Net Assets from Capital Share Transactions	38,969,969	47,450,808

Total Increase in Net Assets	31,516,328	49,010,381
Net Assets:
Beginning of Year/Period	49,010,381	—

End of Year/Period	$80,526,709	$49,010,381

Share Transactions:
I Shares
Issued	4,199,371	4,745,081
Reinvestment of Dividends	145,255	—
Redeemed	(20,428)	—

Net Increase in Shares Outstanding	4,324,198	4,745,081

*   Commenced operations on September 30, 2019.

#   Effective July 20, 2020, Global Real Estate Fund was renamed as Real Estate Fund.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$1,107,927	$1,443,541
Net Realized Loss on Investments	(392,106)	(748,709)
Net Realized Loss on Foreign Currency Transactions	(39,946)	(38,738)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(828,407)	4,776,738
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	9,855	(92)

Net Increase (Decrease) in Net Assets Resulting from Operations	(142,677)	5,432,740

Distributions:
I Shares	(945,644)	(3,098,273)
Class S Shares	(1,458)	(6,333)
Investor Shares	(397)	(1,020)

Total Distributions	(947,499)	(3,105,626)

Return of Capital:
I Shares	(297,459)	—
Class S Shares	(469)	—
Investor Shares	(155)	—

Total Return of Capital	(298,083)	—

Capital Share Transactions:
I Shares
Issued	9,817,788	11,162,542
Reinvestment of Dividends	1,240,247	3,091,800
Redeemed	(3,909,130)	(2,198,656)

Net Increase in Net Assets from I Shares Transactions	7,148,905	12,055,686

Class S Shares
Issued	33,299	17,404
Reinvestment of Dividends	1,927	6,333
Redeemed	(126,260)	(19,897)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(91,034)	3,840

Investor Shares
Issued	50,180	7,713
Reinvestment of Dividends	553	1,020
Redeemed	(10,523)	(5,786)

Net Increase in Net Assets from Investor Shares Transactions	40,210	2,947

Net Increase in Net Assets from Capital Share Transactions	7,098,081	12,062,473

Total Increase in Net Assets	5,709,822	14,389,587
Net Assets:
Beginning of Year	81,704,118	67,314,531

End of Year	$87,413,940	$81,704,118

Share Transactions:
I Shares
Issued	874,772	991,414
Reinvestment of Dividends	117,450	294,928
Redeemed	(369,116)	(199,087)

Total Increase in I Shares	623,106	1,087,255

Class S Shares
Issued	3,184	1,554
Reinvestment of Dividends	185	607
Redeemed	(11,792)	(1,806)

Total Increase (Decrease) in Class S Shares	(8,423)	355

Investor Shares
Issued	4,612	712
Reinvestment of Dividends	52	98
Redeemed	(937)	(519)

Total Increase in Investor Shares	3,727	291

Net Increase in Shares Outstanding	618,410	1,087,901

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)		Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover †

Limited Duration Fund‡
I Shares^
2020	$10.00	$0.20	$0.10	$0.30	$(0.21)	$–	$–	$(0.21)	$10.09	3.00%	$118,637	0.50%		0.80%		1.96%		49%
2019	$9.79	$0.25	$0.21	$0.46	$(0.25)	$–	$–	$(0.25)	$10.00	4.76%	$100,482	0.50%		0.82%		2.48%		76%
2018	$9.96	$0.21	$(0.17)	$0.04	$(0.21)	$–	$–	$(0.21)	$9.79	0.37%	$94,393	0.50%		0.84%		2.12%		79%
2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$–	$–	$(0.16)	$9.96	1.10%	$83,783	0.50%		1.01%		1.61%		94%
2016	$9.99	$0.11	$0.02	$0.13	$(0.11)	$–	$–	$(0.11)	$10.01	1.35%	$51,933	0.53%		1.19%		1.09%		76%

Class S Shares
2020	$10.00	$0.18	$0.11	$0.29	$(0.20)	$–	$–	$(0.20)	$10.09	2.91%	$77	0.60%		0.91%		1.76%		49%
2019	$9.79	$0.24	$0.21	$0.45	$(0.24)	$–	$–	$(0.24)	$10.00	4.66%	$14	0.60%		0.92%		2.38%		76%
2018	$9.96	$0.20	$(0.17)	$0.03	$(0.20)	$–	$–	$(0.20)	$9.79	0.32%	$11	0.58%		0.92%		2.05%		79%
2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$–	$–	$(0.16)	$9.96	1.12%	$10	0.50%		1.01%		1.60%		94%
2016	$9.99	$0.10	$0.02	$0.12	$(0.10)	$–	$–	$(0.10)	$10.01	1.24%	$10	0.59%		1.18%		0.98%		76%

Investor Shares
2020	$10.00	$0.14	$0.12	$0.26	$(0.19)	$–	$–	$(0.19)	$10.07	2.60%	$592	0.75%		1.13%		1.42%		49%
2019	$9.78	$0.22	$0.23	$0.45	$(0.23)	$–	$–	$(0.23)	$10.00	4.60%	$26	0.75%		1.07%		2.25%		76%
2018	$9.95	$0.18	$(0.17)	$0.01	$(0.18)	$–	$–	$(0.18)	$9.78	0.12%	$87	0.75%		1.09%		1.87%		79%
2017	$10.01	$0.14	$(0.07)	$0.07	$(0.13)	$–	$–	$(0.13)	$9.95	0.72%	$73	0.79%		1.26%		1.37%		94%
2016(1)	$10.02	$0.02	$(0.01)	$0.01	$(0.02)	$–	$–	$(0.02)	$10.01	0.14%	$10	0.89%		1.64%		0.64%		76%

Core Bond Fund
I Shares^
2020	$10.34	$0.26	$0.30	$0.56	$(0.29)	$–	$–	$(0.29)	$10.61	5.50%	$107,887	0.50%		0.80%		2.49%		39%
2019	$9.55	$0.30	$0.80	$1.10	$(0.31)	$–	$–	$(0.31)	$10.34	11.68%	$91,451	0.50%		0.84%		3.05%		47%
2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$–	$–	$(0.27)	$9.55	(2.08)%	$78,267	0.50%		0.87%		2.78%		45%
2017	$10.08	$0.25	$(0.04)	$0.21	$(0.26)	$–	$–	$(0.26)	$10.03	2.16%	$67,563	0.50%		1.04%		2.52%		37%
2016	$9.86	$0.20	$0.25	$0.45	$(0.23)	$–	$–	$(0.23)	$10.08	4.59%	$49,760	0.53%		1.19%		2.04%		55%

Class S Shares
2020	$10.33	$0.25	$0.30	$0.55	$(0.28)	$–	$–	$(0.28)	$10.60	5.40%	$1,093	0.60%		0.90%		2.39%		39%
2019	$9.55	$0.29	$0.79	$1.08	$(0.30)	$–	$–	$(0.30)	$10.33	11.46%	$1,128	0.60%		0.94%		2.95%		47%
2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$–	$–	$(0.27)	$9.55	(2.14)%	$1,050	0.57%		0.94%		2.77%		45%
2017	$10.07	$0.25	$(0.03)	$0.22	$(0.26)	$–	$–	$(0.26)	$10.03	2.28%	$11	0.50%		1.05%		2.52%		37%
2016	$9.86	$0.20	$0.24	$0.44	$(0.23)	$–	$–	$(0.23)	$10.07	4.45%	$11	0.58%		1.23%		2.00%		55%

Investor Shares
2020	$10.33	$0.23	$0.30	$0.53	$(0.26)	$–	$–	$(0.26)	$10.60	5.26%	$165	0.75%		1.08%		2.21%		39%
2019	$9.54	$0.28	$0.79	$1.07	$(0.28)	$–	$–	$(0.28)	$10.33	11.41%	$35	0.75%		1.09%		2.83%		47%
2018	$10.03	$0.25	$(0.49)	$(0.24)	$(0.25)	$–	$–	$(0.25)	$9.54	(2.42)%	$52	0.75%		1.12%		2.55%		45%
2017	$10.07	$0.22	$(0.03)	$0.19	$(0.23)	$–	$–	$(0.23)	$10.03	1.96%	$33	0.80%		1.33%		2.21%		37%
2016(1)	$10.12	$0.04	$(0.04)	$–	$(0.05)	$–	$–	$(0.05)	$10.07	(0.01)%	$10	0.88%		1.62%		1.15%		55%

Long/Short Equity Fund
I Shares
2020(2)	$10.00	$(0.03)	$(1.35)	$(1.38)	$–	$–	$(0.01)	$(0.01)	$8.61	(13.78)%	$20,942	1.73	%(3)	2.40	%(3)	(0.35	)%(3)	114%

Large Cap Value Fund
I Shares^
2020	$12.63	$0.17	$(1.17)	$(1.00)	$(0.17)	$(0.24)	$–	$(0.41)	$11.22	(8.19)%	$70,842	0.90%		1.03%		1.49%		68%
2019	$11.74	$0.20	$1.09	$1.29	$(0.20)	$(0.20)	$–	$(0.40)	$12.63	11.50%	$71,968	0.90%		1.06%		1.66%		41%
2018	$11.75	$0.18	$0.16	$0.34	$(0.18)	$(0.17)	$–	$(0.35)	$11.74	2.77%	$56,851	0.90%		1.11%		1.45%		56%
2017	$9.71	$0.16	$2.03	$2.19	$(0.15)	$–	$–	$(0.15)	$11.75	22.67%	$46,374	0.90%		1.33%		1.41%		46%
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$–	$–	$(0.16)	$9.71	3.11%	$28,109	0.90%		1.54%		1.66%		57%

Class S Shares
2020	$12.63	$0.16	$(1.17)	$(1.01)	$(0.16)	$(0.24)	$–	$(0.40)	$11.22	(8.28)%	$312	1.00%		1.13%		1.38%		68%
2019	$11.74	$0.19	$1.08	$1.27	$(0.18)	$(0.20)	$–	$(0.38)	$12.63	11.40%	$288	1.00%		1.16%		1.56%		41%
2018	$11.75	$0.16	$0.16	$0.32	$(0.16)	$(0.17)	$–	$(0.33)	$11.74	2.64%	$213	1.04%		1.25%		1.32%		56%
2017	$9.71	$0.15	$2.04	$2.19	$(0.15)	$–	$–	$(0.15)	$11.75	22.66%	$13	0.92%		1.35%		1.39%		46%
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$–	$–	$(0.16)	$9.71	3.07%	$10	0.94%		1.58%		1.65%		57%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

Investor Shares
2020	$12.62	$0.14	$(1.16)	$(1.02)		$(0.14)	$(0.24)		$–	$(0.38)	$11.22	(8.34)%	$123	1.15%	1.29%	1.21%	68%
2019	$11.73	$0.17	$1.09	$1.26		$(0.17)	$(0.20)		$–	$(0.37)	$12.62	11.26%	$64	1.15%	1.31%	1.43%	41%
2018	$11.74	$0.15	$0.16	$0.31		$(0.15)	$(0.17)		$–	$(0.32)	$11.73	2.53%	$59	1.15%	1.36%	1.18%	56%
2017	$9.71	$0.12	$2.03	$2.15		$(0.12)	$–		$–	$(0.12)	$11.74	22.23%	$33	1.20%	1.62%	1.05%	46%
2016(1)	$9.36	$0.03	$0.35	$0.38		$(0.03)	$–		$–	$(0.03)	$9.71	4.07%	$10	1.27%	1.95%	0.90%	57%

Large Cap Growth Fund
I Shares^
2020	$12.89	$(0.01)	$3.22	$3.21	$	– #	$(0.68)		$–	$(0.68)	$15.42	25.83%	$88,825	0.90%	1.00%	(0.09)%	93%
2019	$13.23	$0.01	$1.09	$1.10		$(0.01)	$(1.43)		$–	$(1.44)	$12.89	10.94%	$71,182	0.90%	1.05%	0.06%	113%
2018	$12.35	$0.01	$0.97	$0.98		$(0.01)	$(0.09)		$–	$(0.10)	$13.23	8.01%	$59,020	0.90%	1.10%	0.04%	118%
2017	$9.79	$0.02	$2.57	$2.59		$(0.03)	$–		$–	$(0.03)	$12.35	26.45%	$46,955	0.90%	1.34%	0.16%	86%
2016	$10.01	$0.03	$(0.22)	$(0.19)		$(0.03)	$–		$–	$(0.03)	$9.79	(1.87)%	$27,879	0.90%	1.55%	0.34%	75%

Class S Shares
2020	$12.87	$(0.03)	$3.22	$3.19		$–	$(0.68)		$–	$(0.68)	$15.38	25.71%	$1,470	1.00%	1.10%	(0.20)%	93%
2019	$13.22	$–	$1.09	$1.09		$(0.01)	$(1.43)		$–	$(1.44)	$12.87	10.82%	$1,073	1.00%	1.15%	(0.04)%	113%
2018	$12.34	$(0.01)	$0.99	$0.98		$(0.01)	$(0.09)		$–	$(0.10)	$13.22	7.99%	$927	0.97%	1.17%	(0.06)%	118%
2017	$9.78	$0.02	$2.57	$2.59		$(0.03)	$–		$–	$(0.03)	$12.34	26.47%	$12	0.90%	1.34%	0.17%	86%
2016	$10.00	$0.03	$(0.22)	$(0.19)		$(0.03)	$–		$–	$(0.03)	$9.78	(1.91)%	$10	0.93%	1.58%	0.30%	75%

Investor Shares
2020	$12.81	$(0.05)	$3.20	$3.15		$–	$(0.68)		$–	$(0.68)	$15.28	25.51%	$126	1.15%	1.26%	(0.35)%	93%
2019	$13.18	$(0.02)	$1.09	$1.07		$(0.01)	$(1.43)		$–	$(1.44)	$12.81	10.66%	$59	1.15%	1.31%	(0.16)%	113%
2018	$12.32	$(0.03)	$0.98	$0.95	$	– #	$(0.09)		$–	$(0.09)	$13.18	7.76%	$57	1.15%	1.35%	(0.24)%	118%
2017	$9.78	$(0.02)	$2.56	$2.54		$–	$–		$–	$–	$12.32	26.00%	$33	1.20%	1.63%	(0.19)%	86%
2016(1)	$9.61	$–	$0.17	$0.17		$–	$–		$–	$–	$9.78	1.78%	$10	1.27%	1.96%	(0.03)%	75%

Small Cap Fund††
I Shares^
2020	$10.49	$(0.02)	$(0.43)	$(0.45)		$–	$–		$–	$–	$10.04	(4.29)%	$81,052	1.05%	1.14%	(0.16)%	107%
2019	$11.39	$(0.02)	$0.29	$0.27		$–	$(1.16)		$(0.01)	$(1.17)	$10.49	4.41%	$88,944	1.05%	1.14%	(0.19)%	65%
2018	$12.30	$(0.01)	$(0.31)	$(0.32)		$(0.01)	$(0.58)		$–	$(0.59)	$11.39	(2.90)%	$80,036	1.05%	1.17%	(0.10)%	92%
2017	$9.62	$–	$2.69	$2.69		$(0.01)	$–		$–	$(0.01)	$12.30	28.01%	$76,196	1.05%	1.33%	0.03%	108%
2016	$9.91	$0.02	$(0.29)	$(0.27)		$(0.01)	$–		$(0.01)	$(0.02)	$9.62	(2.75)%	$43,385	1.05%	1.51%	0.17%	83%

Class S Shares
2020	$10.47	$(0.03)	$(0.43)	$(0.46)		$–	$–		$–	$–	$10.01	(4.39)%	$403	1.15%	1.25%	(0.29)%	107%
2019	$11.37	$(0.03)	$0.29	$0.26		$–	$(1.16)	$	– #	$(1.16)	$10.47	4.36%	$231	1.15%	1.24%	(0.26)%	65%
2018	$12.29	$(0.03)	$(0.31)	$(0.34)	$	– #	$(0.58)		$–	$(0.58)	$11.37	(3.02)%	$320	1.20%	1.32%	(0.25)%	92%
2017	$9.62	$(0.01)	$2.69	$2.68		$(0.01)	$–		$–	$(0.01)	$12.29	27.88%	$199	1.09%	1.36%	(0.06)%	108%
2016	$9.91	$0.01	$(0.28)	$(0.27)		$(0.01)	$–		$(0.01)	$(0.02)	$9.62	(2.77)%	$9	1.09%	1.55%	0.13%	83%

Investor Shares
2020	$10.42	$(0.05)	$(0.42)	$(0.47)		$–	$–		$–	$–	$9.95	(4.51)%	$67	1.30%	1.40%	(0.46)%	107%
2019	$11.34	$(0.03)	$0.27	$0.24		$–	$(1.16)		$–	$(1.16)	$10.42	4.15%	$29	1.30%	1.39%	(0.33)%	65%
2018	$12.27	$(0.04)	$(0.31)	$(0.35)		$–	$(0.58)		$–	$(0.58)	$11.34	(3.11)%	$80	1.30%	1.42%	(0.36)%	92%
2017	$9.61	$(0.04)	$2.70	$2.66		$–	$–		$–	$–	$12.27	27.68%	$78	1.34%	1.61%	(0.33)%	108%
2016(1)	$9.35	$(0.01)	$0.27	$0.26		$–	$–		$–	$–	$9.61	2.81%	$10	1.41%	1.93%	(0.38)%	83%

U.S. All Cap Index Fund
I Shares
2020(4)	$10.00	$0.12	$0.17	$0.29		$(0.11)	$–		$–	$(0.11)	$10.18	3.08%	$15,989	0.25%	1.78%	1.52%	8%

Real Estate Fund##
I Shares
2020	$10.33	$0.13	$(1.34)	$(1.21)		$(0.19)	$(0.05)		$–	$(0.24)	$8.88	(11.74)%	$80,527	1.00%	1.45%	1.42%	232%
2019(5)	$10.00	$0.01	$0.32	$0.33		$–	$–		$–	$–	$10.33	3.30%	$49,010	1.00%	1.96%	0.61%	10%

International Equity Fund
I Shares^
2020	$11.20	$0.15	$(0.14)	$0.01		$(0.12)	$–		$(0.04)	$(0.16)	$11.05	0.20%	$87,281	1.10%	1.33%	1.37%	47%
2019	$10.85	$0.21	$0.62	$0.83		$(0.21)	$(0.27)		$–	$(0.48)	$11.20	7.94%	$81,517	1.10%	1.36%	1.93%	49%
2018	$11.80	$0.22	$(0.94)	$(0.72)		$(0.23)	$–		$–	$(0.23)	$10.85	(6.24)%	$67,140	1.10%	1.39%	1.86%	45%
2017	$9.35	$0.16	$2.46	$2.62		$(0.17)	$–		$–	$(0.17)	$11.80	28.20%	$62,905	1.10%	1.56%	1.58%	40%
2016	$9.13	$0.15	$0.22	$0.37		$(0.15)	$–		$–	$(0.15)	$9.35	4.12%	$44,282	1.10%	1.71%	1.65%	55%

Class S Shares
2020	$11.18	$0.15	$(0.16)	$(0.01)		$(0.11)	$–		$(0.04)	$(0.15)	$11.02	0.00%	$62	1.20%	1.42%	1.39%	47%
2019	$10.84	$0.20	$0.61	$0.81		$(0.20)	$(0.27)		$–	$(0.47)	$11.18	7.75%	$157	1.20%	1.46%	1.86%	49%
2018	$11.80	$0.20	$(0.94)	$(0.74)		$(0.22)	$–		$–	$(0.22)	$10.84	(6.44)%	$149	1.24%	1.53%	1.70%	45%
2017	$9.35	$0.18	$2.44	$2.62		$(0.17)	$–		$–	$(0.17)	$11.80	28.18%	$27	1.11%	1.57%	1.66%	40%
2016	$9.12	$0.15	$0.22	$0.37		$(0.14)	$–		$–	$(0.14)	$9.35	4.20%	$9	1.13%	1.74%	1.63%	55%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †

Investor Shares
2020	$11.19	$0.12	$(0.13)	$(0.01)	$(0.10)	$–	$(0.04)	$(0.14)	$11.04	(0.05)%	$71	1.35%	1.59%	1.11%	47%
2019	$10.84	$0.18	$0.62	$0.80	$(0.18)	$(0.27)	$–	$(0.45)	$11.19	7.68%	$30	1.35%	1.61%	1.65%	49%
2018	$11.79	$0.21	$(0.96)	$(0.75)	$(0.20)	$–	$–	$(0.20)	$10.84	(6.48)%	$26	1.35%	1.64%	1.74%	45%
2017	$9.35	$0.14	$2.44	$2.58	$(0.14)	$–	$–	$(0.14)	$11.79	27.72%	$25	1.39%	1.85%	1.32%	40%
2016(1)	$8.68	$–	$0.68	$0.68	$(0.01)	$–	$–	$(0.01)	$9.35	7.80%	$11	1.47%	2.14%	0.12%	55%

*	Per share data calculated using the average shares method.
†

Total return and portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
#	Amount is less than $0.005.
##	Effective July 20, 2020, Global Real Estate Fund was renamed as Real Estate Fund.
‡	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
††	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
(1)	Commenced operations on June 30, 2016. All ratios for the period have been annualized.
(2)	Commenced operations on December 2, 2019. All ratios for the period have been annualized.
(3)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 1.50%, 2.17%, and (0.58)% .
(4)	Commenced operations on December 31, 2019. All ratios for the period have been annualized.
(5)	Commenced operations on September 30, 2019. All ratios for the period have been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Knights of Columbus Limited Duration Fund (the “Limited Duration Fund”), the Knights of Columbus Core Bond Fund (the “Core Bond Fund”), the Knights of Columbus Long/Short Equity Fund (the “Long/Short Equity Fund”), the Knights of Columbus Large Cap Value Fund (the “Large Cap Value Fund”), the Knights of Columbus Large Cap Growth Fund (the “Large Cap Growth Fund”), the Knights of Columbus Small Cap Fund (the “Small Cap Fund”), the Knights of Columbus U.S. All Cap Index Fund (the “U.S. All Cap Index Fund”), the Knights of Columbus Real Estate Fund (the “Real Estate Fund”) and the Knights of Columbus International Equity Fund (the “International Equity Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Limited Duration Fund and Core Bond Fund is to seek current income and capital preservation. The investment objective of the Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund is to seek long-term capital appreciation. The investment objective of the Real Estate Fund is to seek current income and capital appreciation. The U.S. All Cap Index Fund seeks investment results to the performance of an index that measures the investment return of the broad U.S. stock market, excluding companies whose policies and practices are inconsistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Real Estate Fund commenced operations on September 30, 2019. The Fund consists of I Shares, Class S Shares and Investor Shares. As of October 31, 2020, the Class S Shares and Investor Shares are not currently operational for the Real Estate Fund.

The Long/Short Equity Fund commenced operations on December 2, 2019. The Fund consists of I Shares, Class S Shares and Investor Shares. As of October 31, 2020, the Class S Shares and Investor Shares are not currently operational for the Long/Short Equity Fund.

The U.S. All Cap Index Fund commenced operations on December 31, 2019. The Fund consists of I Shares, Class S Shares and Investor Shares. As of October 31, 2020, the Class S Shares and Investor Shares are not currently operational for the U.S. All Cap Index Fund.

Effective March 1, 2020, the Funds’ names were changed from the Catholic Investor Limited Duration Fund, Catholic Investor Core Bond Fund, Catholic Investor Long/Short Equity Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Small Cap Fund, Catholic Investor U.S. All Cap Index Fund, Catholic Investor Global Real Estate Fund and Catholic Investor International Equity Fund to the Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Global Real Estate Fund, and Knights of Columbus International Equity Fund, respectively.

Effective July 20, 2020, the Knights of Columbus Global Real Estate Fund’s name changed to the Knights of Columbus Real Estate Fund.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors” or the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2020. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Core Bond Fund
Asset Categories	Fair Value	Valuation Techniques	Unobservable Input	Input Value(s)/Weighted Average Value (if applicable)
Corporate Obligations	$551,809	Matrix Pricing	Spread to Average Life Swap Rates	+395 BPS
Mortgage-Backed Securities	$311,785	Matrix Pricing	Spread to Average Life Swap Rates	+238 BPS

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Long/Short Equity Fund invested in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Long/Short Equity Fund’s Schedule of Investments for details regarding open option contracts as of October 31, 2020.

For the year ended October 31, 2020, the quarterly average balances of options held by the Fund was as follows:

Average Quarterly Market Value Contracts Purchased	$83,212
Average Quarterly Market Value Contracts Written	$(221)

Securities Sold Short — Consistent with Long/Short Equity Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. As of October 31, 2020, the Long/Short Equity Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the prime broker, Wells Fargo Bank, N.A., and pledged securities held at the custodian, Brown Brothers Harriman & Co. The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the benchmark rate as defined in the prime brokerage agreement plus 150 basis points on the amount of any shortfall in the required cash margin. During the period, the benchmark rate consisted of the Fed Funds Rate, the ICE LIBOR USD 3 Month Rate, or a blended rate between the Fed Funds Rate and the ICE LIBOR USD 3 Month Rate. These amounts are disclosed as Receivable from Prime Broker on the Statements of Assets and Liabilities.

Long/Short Equity Fund had prime brokerage borrowings throughout the period ended October 31, 2020 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$3,687,088	$1,183,836	1.88%	$22,256

Swap Contracts — The Long/Short Equity Fund and the U.S. All Cap Index Fund are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At October 31, 2020, the Funds did not hold Swaps Contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. During the period ended October 31, 2020, the Funds’ swap agreements were with one counterparty, Wells Fargo Bank, N.A.

For the year ended October 31, 2020, the quarterly average balances of swap contracts held by the Funds was as follows:

Long/Short Equity Fund
	Average Quarterly Market Value Balance Long	$1,898,579
	Average Quarterly Market Value Balance Short	$(2,109,373)
U.S. All Cap Index Fund
	Average Quarterly Market Value Balance Long	$25,742
	Average Quarterly Market Value Balance Short	$(25,222)

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2020, there were no redemption fees in any of the Funds. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Deferred Offering Costs — Offering costs of the Funds, including costs of printing the initial prospectus, legal, and registration fees, are amortized to expense over a twelve month period. As of October 31, 2020, the Long/Short Equity Fund and U.S. All Cap Index Fund had $5,510 and $9,424 remaining to be amortized, respectively.

3. Derivative Transactions:

The Long/Short Equity Fund and the U.S. All Cap Index Fund held derivatives throughout the period with only one type of exposure to equity risk on derivatives, additional information can be found on the Statements of Operations.

4. Offsetting Assets and Liabilities:

The Funds are in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Long/Short Equity Fund and the U.S. All Cap Index Fund have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting marked-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. As of October 31, 2020, the Funds did not hold financial instruments or derivatives subject to master netting arrangements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year/period ended October 31, 2020, the Funds were charged the following for these services:

Limited Duration Fund	$170,788
Core Bond Fund	161,454
Long/Short Equity Fund	30,383
Large Cap Value Fund	109,947
Large Cap Growth Fund	126,198
Small Cap Fund	122,521
U.S. All Cap Index Fund	19,071
Real Estate Fund	90,722
International Equity Fund	125,662

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of the I Shares and the Class S Shares of the Funds.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S Shares and Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

For the year/period ended October 31, 2020, the Funds were charged the following rates for these services:

	Class S Shares	Investor Shares
Limited Duration Fund	0.10%	0.00%
Core Bond Fund	0.10%	0.00%
Long/Short Equity Fund	N/A	N/A
Large Cap Value Fund	0.10%	0.00%
Large Cap Growth Fund	0.10%	0.00%
Small Cap Fund	0.10%	0.00%
U.S. All Cap Index Fund	N/A	N/A
Real Estate Fund	N/A	N/A
International Equity Fund	0.10%	0.00%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

7. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund at 0.40%, 0.40%, 1.25%, 0.60%, 0.60%, 0.725%, 0.20%, 0.85%, and 0.90%, respectively, of each Fund’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Prior to February 28, 2019, class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) were not excluded expenses, and the contractual expense limits for the Funds were as follows:

	Contractual Expense Limitations I Shares	Contractual Expense Limitations Class S Shares	Contractual Expense Limitations Investor Shares
Limited Duration Fund	0.50%	0.70%	0.95%
Core Bond Fund	0.50%	0.70%	0.95%
Long/Short Equity Fund	N/A(1)	N/A(1)	N/A(1)
Large Cap Value Fund	0.90%	1.10%	1.35%
Large Cap Growth Fund	0.90%	1.10%	1.35%
Small Cap Fund	1.05%	1.25%	1.50%
U.S. All Cap Equity Fund	N/A(1)	N/A(1)	N/A(1)
Real Estate Fund	N/A(1)	N/A(1)	N/A(1)
International Equity Fund	1.10%	1.30%	1.55%

(1)	Not in operation during the period.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) for I Shares, Class S Shares and Investor Shares from exceeding certain levels as set forth below until February 28, 2021 (each, a “contractual expense limit”). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021. Accordingly, the contractual expense limitations for the Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund, and International Equity Fund are 0.50%, 0.50%, 1.50%, 0.90%, 0.90%, 1.05%, 0.25%, 1.00%, and 1.10%, respectively.

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year/period ended October 31, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ended October 31, 2020.

As of October 31, 2020, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund(1)	Large Cap Value Fund	Large Cap Growth Fund
2018	2021	$ 327,100	$ 280,473	$ —	$ 117,036	$ 119,348
2019	2022	311,945	296,098	—	100,569	99,769
2020	2023	327,219	315,959	128,726	90,051	82,945

	Total	$ 966,264	$ 892,530	$ 128,726	$ 307,656	$ 302,062

Fiscal Year	Subject to Repayment until October 31:	Small Cap Fund	U.S. All Cap Index Fund (2)	Real Estate Fund	International Equity Fund
2018	2021	$ 102,096	$ —	$ —	$ 200,870
2019	2022	77,909	—	37,995	191,742
2020	2023	69,170	186,398	267,368	187,705

	Total	$ 249,175	$ 186,398	$ 305,363	$ 580,317

(1)	Commenced operations on December 2, 2019.

(2)	Commenced operations on December 31, 2019.

The Trust and the Adviser have entered into an investment advisory agreement dated February 26, 2015, as amended (the “Advisory Agreement”), with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

Under the Sub-Advisory Agreement, L2 Asset Management, LLC serves as the investment sub-adviser for the Long/Short Equity Fund and U.S. All Cap Index Fund (the “Sub-Advised Funds”), makes investment decisions for the Sub-Advised Funds and administers the investment program of the Sub-Advised Funds, subject to the supervision of, and policies established by, the Adviser and the Board. L2 Asset Management, LLC and the Adviser have entered into an investment sub-advisory agreement dated September 10, 2019 (the “Sub-Advisory Agreement”).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Under the Sub-Advisory Agreement, Ranger Global Real Estate Advisors, LLC serves as the investment sub-adviser for the Real Estate Fund (the “Sub-Advised Fund”), makes investment decisions for the Sub-Advised Fund and administers the investment program of the Sub-Advised Fund, subject to the supervision of, and policies established by, the Adviser and the Board. Ranger Global Real Estate Advisors, LLC (the “Sub-Adviser”) and the Adviser have entered into an investment sub-advisory agreement dated July 24, 2019 (the “Sub-Advisory Agreement”).

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of each Sub-Advised Fund:

Sub-Adviser Fee Rate
Long/Short Equity Fund	0.25%
U.S. All Cap Index Fund	0.10%
Real Estate Fund	0.60%

8. Investment Transactions:

For the year/period ended October 31, 2020, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Limited Duration Fund	$35,566,435	$35,212,022	$29,019,844	$13,899,075
Core Bond Fund	27,872,108	21,009,633	22,763,383	19,003,993
Long/Short Equity Fund	31,342,953	17,153,261	–	–
Large Cap Value Fund	52,716,884	46,474,624	–	–
Large Cap Growth Fund	73,958,831	74,984,751	–	–
Small Cap Fund	82,270,141	86,085,010	–	–
U.S. All Cap Index Fund	16,652,770	1,092,435	–	–
Real Estate Fund	168,310,474	123,611,260	–	–
International Equity Fund	42,427,649	36,864,576	–	–

The Long/Short Equity Fund included cost of purchases to cover securities sold short and the proceeds from securities sold short in the amounts of $26,338,881 and $19,057,608, respectively, for the year ended October 31, 2020.

9. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily related to investments in perpetual bonds, passive foreign investment companies, swaps, REITs income reclassification to capital gain, distribution reclassification, foreign currency gain/loss and paydown gain/loss reclassification. Certain permanent differences are charged or credited to distributable earnings or paid in capital as appropriate, in the period that the differences arise.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of October 31, 2020, except for the permanent reclassification and components of distributable earnings (accumulated losses), which are as of December 31, 2019. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2020.

The following permanent differences primarily attributable to net operating losses have been reclassified to/(from) the following accounts during the year ended October 31, 2020:

	Distributable Earnings/(Loss)	Paid-in Capital
Long/Short Equity Fund	$5,869	$(5,869)
Large Cap Growth Fund	180	(180)
Small Cap Fund	128,649	(128,649)

These reclassifications had no impact on the net assets or net values of the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Limited Duration Fund
2020	$2,229,465	$—	$—	$2,229,465
2019	2,439,510	—	—	2,439,510
Core Bond Fund
2020	2,849,332	—	—	2,849,332
2019	2,673,510	—	—	2,673,510
Long/Short Equity Fund
2020	—	—	29,579	29,579
Large Cap Value Fund
2020	1,019,718	1,376,760	—	2,396,478
2019	1,042,615	1,019,285	—	2,061,900
Large Cap Growth Fund
2020	—	3,837,496	—	3,837,496
2019	846,671	5,755,727	—	6,602,398
Small Cap Fund
2020	—	—	—	—
2019	1,452,061	6,787,588	74,150	8,313,799
U.S. All Cap Index Fund
2020	172,700	—	—	172,700
Real Estate Fund(1)
2020	1,315,189	—	—	1,315,189
2019	—	—	—	—
International Equity Fund
2020	947,499	—	298,083	1,245,582
2019	1,437,306	1,668,320	—	3,105,626

(1)	The Real Estate Fund has a tax year end of December 31.

The Long/Short Equity Fund and U.S. All Cap Index Fund did not commence operations until December 2, 2019 and December 31, 2019, respectively.

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Limited Duration Fund	$153,094	$—	$(535,150)	$—	$1,598,206	$(3)	$1,216,147
Core Bond Fund	244,769	631,763	—	—	4,955,974	(2)	5,832,504
Long/Short Equity Fund	—	—	(3,406,140)	(96,225)	374,952	2	(3,127,411)
Large Cap Value Fund	70,819	—	(127,456)	—	1,944,294	(3)	1,887,654
Large Cap Growth Fund	—	5,637,703	—	(103,747)	20,769,973	(1)	26,303,928
Small Cap Fund	—	—	(3,720,868)	(159,685)	6,260,881	(2)	2,380,326
U.S. All Cap Index Fund	16,899	—	(75,224)	—	393,183	(1)	334,857
Real Estate Fund(1)	719,168	6,144	—	—	1,198,830	1	1,924,143
International Equity Fund	—	—	(1,141,020)	—	6,172,640	(3)	5,031,617

(1)	The Real Estate Fund has a tax year end of December 31.

Late-year loss deferral represent ordinary losses from January 1, 2020 through October 31, 2020, that in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total

Limited Duration Fund	$262,852	$272,298	$535,150

Long/Short Equity Fund	3,406,140	—	3,406,140

Large Cap Value Fund	127,456	—	127,456

Small Cap Fund	3,720,868	—	3,720,868

U.S. All Cap Index Fund	75,224	—	75,224

International Equity Fund	1,141,020	—	1,141,020

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to investments in passive foreign investment companies and deferred losses from wash sales transactions. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Duration Fund	$115,227,001	$1,935,346	$(337,140)	$1,598,206
Core Bond Fund	100,053,534	5,514,406	(558,432)	4,955,974
Long/Short Equity Fund	13,587,537	1,757,022	(1,382,070)	374,952
Large Cap Value Fund	66,290,870	8,558,078	(6,613,784)	1,944,294
Large Cap Growth Fund	66,816,405	22,193,992	(1,424,019)	20,769,973
Small Cap Fund	73,667,352	11,841,765	(5,580,884)	6,260,881
U.S. All Cap Index Fund	15,488,536	2,224,484	(1,831,301)	393,183
Real Estate Fund	88,202,793	1,540,699	(9,327,433)	(7,786,734)
International Equity Fund	78,015,620	13,526,608	(7,353,968)	6,172,640

10. Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Catholic Values Investing Risk (All Funds) — The Funds considers the United States Conference of Catholic Bishops (the “USCCB”) Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the USCCB Guidelines.

Covered Call Risk (Real Estate Fund) — Covered call risk is the risk that the issuer of the call option will forgo any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Derivatives Risk (Long/Short Equity Fund and U.S. All Cap Index Fund) — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally classified as liquid, under certain market conditions they may be classified as illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment managers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be classified as illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small

Emerging Markets Securities Risk (International Equity Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund) – Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Fixed Income Risk (Limited Duration Fund and Core Bond Fund) – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are near historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

and/or increase volatility in the fixed income markets. As a result of these conditions, the Funds’ values may fluctuate and/or Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force Funds to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Company Risk (Real Estate Fund and International Equity Fund) – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolios. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (Real Estate Fund and International Equity Fund) – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

High Yield Bond Risk (Limited Duration Fund and Core Bond Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Indexing Strategy/Index Tracking Risk (U.S. All Cap Index Fund) – The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Industry Concentration Risk (U.S. All Cap Index Fund) – The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Investment Style Risk (Long/Short Equity Fund, Large Cap Value Fund and Large Cap Growth Fund) – The Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Large-Capitalization Company Risk (Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, U.S. All Cap Index Fund and Real Estate Fund) — The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Large Purchase and Redemption Risk (All Funds) — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Market Risk (All Funds) – Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Mortgage-Backed and Asset-Backed Securities Risk (Limited Duration Fund and Core Bond Fund) – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating the security’s decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if the Fund cannot sell collateral quickly and receive the amount the Fund is owed.

Municipal Bonds Risk (Limited Duration Fund and Core Bond Fund) – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for municipal issuers to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Funds’ securities.

New Fund Risk (Long/Short Equity Fund and U.S. All Cap Index Fund) — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Portfolio Turnover Risk (Long/Short Equity Fund, Large Cap Growth Fund and Real Estate Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Investment Trusts Risk (U.S. All Cap Index Fund and Real Estate Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed above. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Sector Emphasis Risk (Long/Short Equity Fund and Real Estate Fund) – The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Real Estate Sector Risk – Securities of companies principally engaged in the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended.

Short Sales Risk (Long/Short Equity Fund) – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

Small-Capitalization Company Risk (Small Cap Fund, U.S. All Cap Index Fund and Real Estate Fund) – The small-capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Credit Risk (Limited Duration Fund and Core Bond Fund) – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Interest Rate Risk (Limited Duration Fund and Core Bond Fund) – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Prepayment and Extension Risk (Limited Duration Fund and Core Bond Fund) – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

U.S. Government Securities Risk (Limited Duration Fund and Core Bond Fund) – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk (Limited Duration Fund and Core Bond Fund) – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Liquidity Risk (Limited Duration Fund and Core Bond Fund) – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Quantitative Investing Risk (Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund) – There is no guarantee that a quantitative model or algorithm used by the Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Information Technology Sector Risk (Large Cap Growth Fund) – Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Foreign/Emerging Markets Securities Risk (Real Estate Fund and International Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Certain foreign countries have experienced outbreaks of infectious illnesses and may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund’s investments in that country and other affected countries.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

A Fund may invest in unsponsored American Depositary Receipts (“ADRs”), which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

11. Other:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership	No. of Shareholders Investor Shares	% Ownership
Limited Duration Fund	2	41%	3	50%	2	86%
Core Bond Fund	2	30%	1	99%	1	49%
Long/Short Equity Fund	2	83%	—	—	—	—
Large Cap Value Fund	1	25%	2	96%	2	30%
Large Cap Growth Fund	2	39%	1	95%	3	44%
Small Cap Fund	1	54%	1	87%	2	42%
U.S. All Cap Index Fund	1	97%	—	—	—	—
Real Estate Fund	1	93%	—	—	—	—
International Equity Fund	1	57%	4	100%	3	53%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Real Estate Fund, and Knights of Columbus International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights

Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, and Knights of Columbus International Equity Fund

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For each of the periods indicated therein
Knights of Columbus Real Estate Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period September 30, 2019 (commencement of operations) through October 31, 2019	For each of the periods indicated therein
Knights of Columbus U.S. All Cap Index Fund	For the period December 31, 2019 (commencement of operations) through October 31, 2020
Knights of Columbus Long/Short Equity Fund	For the period December 2, 2019 (commencement of operations) through October 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2020

We have served as the auditor of one or more investment companies in Knights of Columbus Asset Advisors since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2020.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[2]
INTERESTED TRUSTEES [3,4]

WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES [3]

JOHN C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[2]
INDEPENDENT TRUSTEES[3]

THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non- Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past Five Years	Other Directorships Held in the Past Five Years
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Limited Duration Fund
Actual Fund Return
I Shares	$1,000.00	$1,027.60	0.50%	$2.55
Class S Shares	1,000.00	1,028.20	0.60	3.06
Investor Shares	1,000.00	1,025.90	0.76	3.87
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.62	0.50%	$2.54
Class S Shares	1,000.00	1,022.12	0.60	3.05
Investor Shares	1,000.00	1,021.32	0.76	3.86
Core Bond Fund
Actual Fund Return
I Shares	$1,000.00	$1,039.20	0.50%	$2.56
Class S Shares	1,000.00	1,038.70	0.60	3.07
Investor Shares	1,000.00	1,038.10	0.75	3.84
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.62	0.50%	$2.54
Class S Shares	1,000.00	1,022.12	0.60	3.05
Investor Shares	1,000.00	1,021.37	0.75	3.81
Long/Short Equity Fund
Actual Fund Return
I Shares	$1,000.00	$942.00	1.73%	$8.45
Hypothetical 5% Return
I Shares	$1,000.00	$1,016.44	1.73%	$8.77

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Value Fund
Actual Fund Return
I Shares	$1,000.00	$1,070.90	0.90%	$4.68
Class S Shares	1,000.00	1,071.40	1.00	5.21
Investor Shares	1,000.00	1,070.70	1.15	5.99
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class S Shares	1,000.00	1,020.11	1.00	5.08
Investor Shares	1,000.00	1,019.36	1.15	5.84
Large Cap Growth Fund
Actual Fund Return
I Shares	$1,000.00	$1,219.00	0.90%	$5.02
Class S Shares	1,000.00	1,218.70	1.00	5.58
Investor Shares	1,000.00	1,217.50	1.15	6.41
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class S Shares	1,000.00	1,020.11	1.00	5.08
Investor Shares	1,000.00	1,019.36	1.15	5.84
Small Cap Fund
Actual Fund Return
I Shares	$1,000.00	$1,171.50	1.05%	$5.73
Class S Shares	1,000.00	1,172.10	1.15	6.28
Investor Shares	1,000.00	1,170.60	1.30	7.09
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.86	1.05%	$5.33
Class S Shares	1,000.00	1,019.36	1.15	5.84
Investor Shares	1,000.00	1,018.60	1.30	6.60

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
U.S. All Cap Index Fund
Actual Fund Return
I Shares	$1,000.00	$1,162.40	0.25%	$1.36
Hypothetical 5% Return
I Shares	$1,000.00	$1,023.88	0.25%	$1.27
Real Estate Fund
Actual Fund Return
I Shares	$1,000.00	$1,063.50	1.00%	$5.19
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.11	1.00%	$5.08

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
International Equity Fund
Actual Fund Return
I Shares	$1,000.00	$1,179.00	1.10%	$6.02
Class S Shares	1,000.00	1,176.40	1.19	6.51
Investor Shares	1,000.00	1,177.80	1.35	7.39
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.61	1.10%	$5.58
Class S Shares	1,000.00	1,019.15	1.19	6.04
Investor Shares	1,000.00	1,018.35	1.35	6.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Foreign Tax Credit (6)	Qualifying Business Income (7)

Limited Duration Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	16.95%	90.15%	0.00%	0.00%	0.00%

Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	9.96%	92.78%	0.00%	0.00%	0.00%

Long/Short Equity Fund	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Large Cap Value Fund	0.00%	57.45%	42.55%	100.00%	69.15%	84.54%	0.00%	0.55%	0.00%	0.00%	0.00%

Large Cap Growth Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. All Cap Index Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.27%	0.00%	0.00%	0.00%

Real Estate Fund	0.00%	0.00%	100.00%	100.00%	8.12%	15.39%	0.00%	0.39%	100.00%	0.00%	26.03%

International Equity Fund	26.27%	0.00%	73.73%	100.00%	0.00%	100.00%	0.00%	0.36%	0.00%	13.06%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2020. The total amount of foreign source income for the International Equity Fund is $1,134,464. The total amount of foreign tax paid for the International Equity Fund is $187,102. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

(7)	The percentage of this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, CT 06510

Investments Sub-Advisors

L2 Asset Management, LLC

66 Glezen Lane,

Wayland, MA 01778

Ranger Global Real Estate Advisors, LLC

415 Madison Avenue, 14th Floor

New York, NY 10017

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

KOC-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	4,000	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$78,700
(d)	All Other Fees	None	None	$15,941	None	None	$11,800

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$76,830	None	None	$56,231	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $520,991 and $90,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the s period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 7, 2021

*	Print the name and title of each signing officer under his or her signature.